As filed with the Securities and Exchange Commission on April 22, 2022
Registration No. 333-149422
811-06584

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 21
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 328

John Hancock Life Insurance Company of New York Separate Account A
(formerly, The Manufacturers Life Insurance Company of New York)
(Exact name of Registrant)
John Hancock Life Insurance Company of New York
(formerly, The Manufacturers Life Insurance Company of New York)
(Name of Depositor)

100 Summit Lake Drive, Second Floor Valhalla, New York 10595
(Address of Depositor’s Principal Executive Offices)

(914) 773-0708
(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire John Hancock Life Insurance Company of New York 200 Berkeley Street Boston, MA 02116
(Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this amendment.
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 25, 2022, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _____ pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GIFL Rollover Variable Annuity Prospectus

April 25, 2022
This Prospectus describes interests in GIFL Rollover flexible Purchase Payment individual deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Rollover Variable Annuity Contract for the name of your issuing Company.
We offer the Contracts to participants who wish to roll over distributions from a GIFL Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) lifetime income benefit feature to a traditional IRA or to a Roth IRA. In addition to such rollover distributions, those participants may roll over eligible distributions from other tax-qualified retirement plans not funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature.
Variable Investment Options. When you purchase a Contract, you invest your GIFL Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the Portfolios listed in the Appendix to this Prospectus of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.
Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
0422:RO GPPRO	GIFL Rollover

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I.  Glossary
The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.
Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.
Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.
Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the older of the Annuitant and any co- Annuitant turns age 95.
Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.
Annuities Service Center: The mailing address of our applications and service offices are listed on the back cover of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 200 Berkeley Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road, Ste. 55444, Canton, MA 02021-2809.
Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.
Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.
Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.
Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.
Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “VII. Description of the Contract” for more details.
Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.
Co-Annuitant: The Annuitant’s Spouse is named as a co-Annuitant if the Spousal Lifetime Income Amount is elected. In that case, the co-Annuitant’s life is used in addition to the Annuitant’s life to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.
Code: The Internal Revenue Code of 1986, as amended.
Company: John Hancock USA or John Hancock New York, as applicable.
Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.
Continuation Single Life Lifetime Income Amount: The amount that we guarantee to be available each Contract Year after the Lifetime Income Date for withdrawal prior to the Annuity Commencement Date, in cases where: (1) the GIFL Retirement Plan participant dies in-plan (i.e., while still enrolled) and the surviving Spouse elects an IRA Rollover; or (2) where the participant and Spouse elect a Spousal Lifetime Income Amount in-plan, the Spouse dies prior to rollover, and the participant elects an IRA Rollover. In each case, the surviving Spouse is the Owner and Annuitant of the Contract. The Continuation Single Life Lifetime Income Amount is guaranteed for the life of the surviving Spouse at a rate of 4.5%.
Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.
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Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.
Contract Date: The date of issue of the Contract.
Contract Value: The total of the Investment Account values attributable to the Contract.
Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.
Excess Withdrawal: A term used to describe a withdrawal that exceeds the Lifetime Income Amount and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “Impact of Withdrawals after the Lifetime Income Date” in “VII. Description of the Contract” for more details.
Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.
General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.
GIFL Account Value: The portion of the account value in a GIFL Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.
GIFL Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life rider.
Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.
Guaranteed Income for Life (“GIFL”): The guaranteed minimum withdrawal benefit, provided in the Contract. We guarantee that we will make a Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract (or you and your Spouse are co-Annuitants under the Spousal benefit). For more information on this benefit, please see “Guaranteed Income for Life Provisions” in “VII. Description of the Contract.”
IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or established under section 408A of the Code (“Roth IRA”).
IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Retirement Plan.
Investment Options: The investment choices available to Contract Owners.
John Hancock New York: John Hancock Life Insurance Company of New York.
John Hancock USA: John Hancock Life Insurance Company (U.S.A.).
Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “Guaranteed Income for Life Provisions – Calculation of the Lifetime Income Amount” in “VII. Description of the Contract” for more details.
Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “Guaranteed Income for Life Provisions – Determination of the Lifetime Income Date” in “VII. Description of the Contract” for more details.
Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.
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Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. If the Owner is an individual, the Owner and the Annuitant must be the same person.
Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date. During this phase you cannot make withdrawals and the death benefit and any living benefit will have terminated.
Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.
Prospectus: This prospectus that describes interests in the Contract.
Purchase Payment: An amount you pay to us for the benefits provided by the Contract. The initial Purchase Payment must include a distribution of the GIFL Account Value.
Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.
Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.
Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “VII. Description of the Contract” for more details.
Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “VII. Description of the Contract” for more details.
Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.
Step-Up: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe a possible one-time increase in the Benefit Base. Please refer to “VII. Description of the Contract – Guaranteed Income for Life Provisions” for more details.
Step-Up Date: The date on which we determine whether a Step-Up could occur.
Subaccount: A separate division of the applicable Separate Account.
Transferred Benefit Base: The amount of a Benefit Base for a Guaranteed Income for Life guarantee under a group annuity contract that we issue to fund a GIFL Retirement Plan. The Transferred Benefit Base represents your Benefit Base amount under such group annuity contract that you intend to transfer to a Contract as part of an IRA Rollover.
Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.
Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.
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II.  Key Information
Important Information You Should Consider About the Contract
FEES AND EXPENSES
Withdrawals	There are no charges for early withdrawals. We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

Transaction Charges	You may be charged for the following transactions:
State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.
For more information on transaction charges, please refer to “IV. Fee Tables –Transaction Expenses” and “VIII. Charges and Deductions – Premium Taxes”.

Ongoing Fees and Expenses (annual charges)	In addition any and transaction charges, you will also be subject to certain ongoing fees and expenses, including the cost of optional benefits under the Contract. You should view the Contract for your applicable rates.
For more information on ongoing fees and expenses, please refer to IV. Fee Tables – Periodic Fees and Expenses Other Than Portfolio Expenses”.
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Annual Fee	Minimum Charge	Maximum Charge
Base Contact Expenses[1]	0.35%	0.35%
Investment Options (Portfolio Company fees and expenses)[2]	0.51%	1.01%
Guaranteed Income for Life Fee[3]	0.35%	0.65%
Lowest Annual Cost$1,065.68	Highest Annual Cost$1,497.48
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract Classes and Portfolio Company fees and expenses
• No optional benefits
• No sales charges
• No additional purchase payments, transfers or withdrawals	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract Classes, optional benefits and Portfolio Company fees and expenses
• No sales charges
	• No additional purchase payments, transfers or withdrawals
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RISKS
Risk of Loss	You can lose money by investing in this Contract. You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract.
For more information on risk of loss, please refer to “V. Principal Risks of Investing in the Contract.”

Not a Short-Term Investment	This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges.
For more information on the short-term investment risks, please refer to “V. Principal Risks of Investing in the Contract.”
Risks Associated with Investment Options	An investment in this Contract is subject to the risk of poor performance and can vary depending on the performance of the Investment Options available under the Contract. Each such option will have its own unique risks, and you should review these Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to “V. Principal Risks of Investing in the Contract.”

Insurance Company Risks	Your investment in the Contract is subject to risks related to John Hancock USA, including that the obligations, guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative.
For more information on insurance company risks, please refer to “V. Principal Risks of Investing in the Contract.”

RESTRICTIONS
Investments	There are restrictions that may limit the variable Investment Options that you may choose, as well as limitations on the transfer of Contract Value among those Investment Options.
Among other things, the Contract allows us to eliminate the shares of a Portfolio or substitute shares of another new or existing Portfolio, subject to applicable legal requirements.
For more information on investment and transfer restrictions, please refer to “VII. Description of the Contract.”

TAXES
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract was purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your Contract Value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the Purchase Payments paid, with any portion not treated as a return of your Purchase Payments subject to ordinary income tax, and may be subject to tax penalties.

CONFLICTS OF INTEREST
Investment Professional Compensation	Some investment professionals may have received compensation for selling the Contract by means of various commissions and revenue sharing arrangements. An investment professional may have had a financial incentive to offer or recommend this Contract over another investment.

Exchanges	Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own, and you should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

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III.  Overview
This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.
We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.
Description of the Contract. The Contract is a flexible Purchase Payment individual deferred Variable Annuity contract between you and the Company. The Contract may be purchased only as an IRA Rollover, funded by distributions from your GIFL Retirement Plan. “Deferred” means payments by a Company, beginning on a future date under the Contract. “Variable” means your investment amounts in the Contract may increase or decrease in value daily based upon your Contract’s Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. The Contract also provides a guaranteed minimum withdrawal benefit. We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities.
We use the word “Contract” in this Prospectus to refer to both a certificate issued under a group contract in New York and the individual contracts we issue outside of New York.
The Contract contains fees, Investment Options, GIFL benefits and limitations that may differ from the Guaranteed Income for Life feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.
Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.
Contract Features. The GIFL IRA Rollover Variable Annuity Contract permits you to invest a distribution from your GIFL Account Value in a Variable Annuity Contract that you intend to use as a traditional IRA or a Roth IRA. We designed the Contract to provide you with a reliable source of income for life:
•	you can transfer the Lifetime Income Amount protection we provided under your employer’s retirement plan;
•	we guarantee a Lifetime Income Amount under the Contract for annual withdrawals during your retirement years (please read “VII. Description of the Contract – Guaranteed Income for Life Provisions” for more information);
•	you can invest in the Portfolios we make available under the Contract and possibly increase your Lifetime Income Amount through Step-Ups to reflect investment performance.
In addition to providing access to diversified Investment Options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of annuity payments. Under the Contract, you make one or more Purchase Payments to a Company for the period prior to the Annuity Commencement Date. Your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Contract’s Annuity Commencement Date, you can receive one or more annuity payments under the Contract. Your Contract Value and the amounts of annuity payments are variable, based on your investment choices.
We will pay the proceeds of the Contract to your Beneficiary if you die prior to the Annuity Commencement Date, which is described in this Prospectus under “Distribution at Death of Annuitant.” We offer Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to you.
Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may decrease the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. You should carefully consider your liquidity needs before purchasing a Contract.
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We use the term “Purchase Payment” to refer to the investments you make in the Contract. Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. In addition, if you are the surviving Spouse of a GIFL Retirement Plan participant, you are permitted to roll over your GIFL plan benefits to a Contract.
Generally, we will issue a Contract as a traditional IRA. However, if you request otherwise or if your initial Purchase Payment is from your GIFL Retirement Plan Roth Account, we will issue a Contract as a Roth IRA. After that, you may make Additional Purchase Payments, including IRA Rollovers, subject to certain tax qualification rules and our limits on Additional Purchase Payments. For example, under current rules, distributions from another retirement plan described in section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code may be rolled over directly to the Contract issued as a Roth IRA.
We restrict Purchase Payments made after the first Contract Anniversary to $25,000 measured over the life of the Contract, unless otherwise approved by us. No Additional Purchase Payments will be allowed on or after the 81st birthday of the older of the Annuitant and any co-Annuitant. See “VII. Description of the Contract – Purchase Payments” for more details.
You may invest in any of the Variable Investment Options (subject to the restrictions on the Money Market Investment Option, described below). Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you invest in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “IV. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.
Additional information about the Portfolios is provided in “Appendix: Portfolios Available Under the Contract.”
In selecting Variable Investment Options under a Contract, you should consider:
•	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
•	Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.
If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.
You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option.
*	For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.
You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.
Transfers Among Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and discussed in greater detail in “VII. Description of the Contract – Transfers Among Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “VII. Description of the Contract – Transfers after Annuity Commencement Date.”
The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “VII. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
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In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
We reserve the right to restrict Investment Options at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.
Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “VII. Description of the Contract – Transfers after the Annuity Commencement Date”).
How do I access my money?
During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.
If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Please read “IX. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.
What is my Contract Guarantee?
We designed the Contract to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live. In most cases, you may elect to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount. We describe the Spousal Lifetime Income Amount in more detail in the “Guaranteed Income for Life Provisions” section of the Prospectus.
You could lose benefits if your annual withdrawal amounts exceed the Lifetime Income Amount. We may reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining “Benefit Base” to zero.
The Contract permits you to choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:
•	you take any withdrawals before the Lifetime Income Date, or
•	your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount.
We will pay guaranteed minimum withdrawal benefits automatically during the “Settlement Phase” that we describe in the “Guaranteed Income for Life Provisions” section of the Prospectus.
How do you determine the initial Lifetime Income Amount?
That will depend on the type of Lifetime Income Amount provided in your Contract. If you start taking withdrawals on the Lifetime Income Date, the Lifetime Income Amount will equal:
•	5% of the Benefit Base for a Single Life Lifetime Income Amount; or
•	4.5% of the Benefit Base for a Continuation Single Life Lifetime Income Amount; or
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•	4.5% of the Benefit Base for a Spousal Lifetime Income Amount.
We will issue a Contract to reflect any minimum guaranteed withdrawal benefit that you may have established in your GIFL Retirement Plan. We will issue you a Contract with a 5% Single Life Lifetime Income Amount if you had established, or were the beneficiary of, an account under your GIFL Retirement Plan that:
•	was covered by our single life minimum guaranteed withdrawal benefit; or
•	was covered by a Spousal minimum guaranteed withdrawal benefit but subsequently split and changed to two “single life” accounts in connection with a divorce or a legal separation.
We will issue you a Contract with a 4.5% Continuation Single Life Lifetime Income Amount if you had established, or were the beneficiary of, a GIFL Retirement Plan account that was covered by a Spousal guarantee and:
•	you are a surviving Spouse of a former participant under a GIFL Retirement Plan; or
•	you are a participant under a GIFL Retirement Plan and your Spouse has died.
We will issue you a Contract with the 4.5% Spousal Lifetime Income Amount if you have established a GIFL Retirement Plan account that is covered by a Spousal guarantee and:
•	you and your Spouse are still alive and married when we issue a Contract; and
•	you name your Spouse as a “co-Annuitant” in the Contract you purchase.
If you have not established the minimum guaranteed withdrawal benefit in your GIFL Retirement Plan, we will allow you to select a Single Lifetime Income Amount or a Spousal Lifetime Income Amount until the Lifetime Income Date. If you defer taking withdrawals on and after the Lifetime Income Date, you can defer making your election between a Single Life Lifetime Income Amount and a Spousal Lifetime Income Amount.
We may reduce the initial Lifetime Income Amount if your annual withdrawals after the Lifetime Income Date exceed the Lifetime Income Amount applicable to your Contract. We may increase or “step up” the guaranteed minimum withdrawal benefit amounts on Anniversary Dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments that we accept.
Please read “VII. Description of the Contract – Lifetime Income Provisions” for additional information on the calculation of Lifetime Income Amounts.
When do you determine the initial Lifetime Income Amount?
We determine the initial Lifetime Income Amount on the Lifetime Income Date applicable to your Contract. The Lifetime Income Date under your Contract will be either the date we issue your Contract or an anniversary of that date. We determine the Lifetime Income Date based on:
1.  a minimum age of (a) 59½ for a Single Life or Continuation Single Life Lifetime Income Amount; or (b) 59½ for the younger of you and your Spouse for a Spousal Lifetime Income Amount; and
2.  a “holding period” of up to 5 Contract Years. The Lifetime Income Date will not occur, and we will not determine a Lifetime Income Amount, unless your Contract remains in force throughout the holding period. We will reduce the holding period to reflect the holding period that you satisfied while you were a participant in a GIFL Retirement Plan if: (a) you purchase a Contract with a distribution from the GIFL Retirement Plan; and (b) the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base. If you are a surviving Spouse of a deceased participant, the holding period will reflect the holding period your Spouse satisfied while he or she was a participant in the plan. We reserve the right to reset the holding period (i.e., impose a new holding period of up to 5 Contract Years) if you make an Additional Purchase Payment that exceeds 20% of the Benefit Base at the time of payment, or causes the total of all Purchase Payments in that Contract Year to exceed 20% of the Benefit Base. We will not reset the holding period, however, if you make an Additional Purchase Payment after the Lifetime Income Date.
Example: Assume that you purchase a GIFL IRA Rollover Variable Annuity Contract on May 1, 2017 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Retirement Plan was scheduled to end on May 31, 2017. Your Lifetime Income Date for GIFL is May 1, 2018, the Contract Anniversary after you have satisfied both the age and holding period requirement. If you purchase the GIFL IRA Rollover Variable Annuity Contract on June 1,
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2017, your Lifetime Income Date will be June 1, 2017 since both requirements were satisfied prior to the date that the Contract was purchased.
Please read “Purchase Payments” and “Lifetime Income Provisions” in “VII. Description of the Contract” for additional information on the holding period and the Lifetime Income Date.
Can I return my Contract?
In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).
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IV.   Fee Tables
The following tables describe the fees and expenses applicable to buying, owning and surrendering or making withdrawals from a GIFL Rollover Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or when you transfer Contract Value between Investment Options. State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VIII. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
Transaction Expenses
John Hancock USA Contracts and John Hancock New York Contracts
Transfer Fee[2] (as a percentage of Purchase Payments)[1]	$25
[1]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[2]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$0
The following table describes fees and expenses that you pay each year during the time that you own the Contract. This table does not include annual Portfolio operating fees and expenses.
Annual Contract Expenses
Administrative Expenses	None
Base Contract Expenses (as a percentage of Separate Account value)	0.35%
Guaranteed Income for Life Fee[2]
Maximum Fee	0.65%
Current Fee	0.35%
[1]	Amount shown includes the Mortality and Expense Risks Fee and Administration Fee.
[2]	Amount shown is an annual percentage based on the Benefit Base. We reserve the right to increase the fee on Step-Up. You can opt out of a Step-Up in that case, and can opt in for future Step-Ups.
The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, maybe found in “Appendix: Portfolios Available Under the Contract” at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service (Rule 12b-1 fees) and other expenses)	0.64%	1.01%
Examples
We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract Owner expenses, and Annual Portfolio Company Expenses.
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Example 1: Maximum Portfolio operating expenses
The following example assumes that you invest $100,000 in a Contract, that your investment has a 5% return each year and most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, and your Benefit Base “steps up” to equal your Contract Value on each “Step-Up” Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$2,067	$6,419	$11,070	$24,061
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$2,067	$6,419	$11,070	$24,061
Example 2: Minimum Portfolio operating expenses
The next example also assumes that you invest $100,000 in a Contract, that your investment has a 5% return each year, the minimum fees and expenses of any of the Portfolios and represents the least expensive way to purchase the Contract. We calculate the Guaranteed Income for Life fee on the assumption that your initial Benefit Base is $100,000, you take no withdrawals during the period shown, and your Benefit Base steps up to equal your Contract Value on each Step-Up Date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,359	$4,228	$7,307	$16,034
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$1,359	$4,228	$7,307	$16,034
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V.   Principal Risks of Investing in the Contract
Risks Associated with Variable Investment Options. The investment performance of any variable Investment Account may be good or bad, and you may lose money on amounts you invest in a Contract. You take all the investment risk for amounts allocated to one or more of the Subaccounts, which invest in Portfolios. Your Contract Value will increase or decrease based on the investment performance of the variable Investment Accounts you have chosen. The variable Investment Accounts cover a broad spectrum of investment styles and strategies, some variable Investment Accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the Portfolios. The death benefit may also increase or decrease with investment experience.
We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Risks Associated with Managed Volatility Portfolios. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so. For more information see “VI. General Information About Us, the Separate Accounts and the Portfolios.”
Transfer Risk. There is a risk that you will not be able to transfer your Contract’s value from one variable Investment Account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the Fixed Investment Option are more restrictive than those that apply to transfers out of variable Investment Accounts. If you purchased certain supplementary benefit Riders you will be subject to special transfer restrictions.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We apply these restrictions uniformly to each class of Contracts. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be quite complex. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Contract, please consult with a qualified tax professional with regard to the application of the law to your circumstances. For example, distributions from your Contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Early Surrender or Withdrawal Risk/Not a Short-Term Investment. The Contract is unsuitable as a short-term savings vehicle because of the substantial Contract-level charges, including the surrender charge, as well as potential adverse tax consequences from such short-term use. Therefore it is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. There are surrender charges assessed if you surrender your Contract before the Maturity Date. Depending on the Contract Value at the time you are considering a surrender, there may be little or no Contract Value payable to you.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Insurance Company Risks. Your investment in the Contract is subject to risks related to John Hancock USA or John Hancock New York, including that the obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA or John Hancock New York. Information about John Hancock USA and John Hancock New York, including their financial strength ratings, are available upon request from your John Hancock representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-827-4546.
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VI.   General Information about Us, the Separate Accounts and the Portfolios
The Companies
Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.
John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is PO Box 55444, Boston, MA 02205-5444; its overnight mail address is 410 University Avenue, Ste. 55444, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities.
John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; its overnight mail address is 410 University Avenue, Ste. 55445, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities.
The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.
The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.
The Separate Accounts
You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.
For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.
The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business. The Company is obligated to pay all amounts promised to investors under the Contracts.
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We reserve the right, subject to compliance with applicable law; to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.
The Portfolios
When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.
The Portfolios are NOT publicly traded mutual funds. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.
Investment Management
The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.
Our Managed Volatility Portfolios
In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.
During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.
The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:
Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.
Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The
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subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.
Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.
Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHVTA LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHVTA LLC is our affiliate and we indirectly benefit from any investment management fees JHVTA LLC retains.
The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHVTA LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHVTA LLC to appoint a subadviser that is an affiliate of JHVTA LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.
If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).
Portfolio Expenses
The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2021, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Investment Options.
The Portfolios pay us or certain of our affiliates, compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue.
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These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.
Funds of Funds
Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.
Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. Information regarding each Portfolio Company, including its name, a brief statement concerning its investment objectives, its investment adviser and any sub-investment adviser, current expenses, and performance is available in “Appendix: Portfolios Available Under the Contract.”
You can obtain a copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the back cover of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.
You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.
Voting Interest
We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.
During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.
During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.
We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.
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VII.   Description of the Contract
Eligibility
The Contract may be purchased only as an IRA Rollover, funded by distributions from a GIFL Retirement Plan.
We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.
When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.
General Contract Provisions Prior to the Annuity Commencement Date
Standard/Optional Benefits
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The “Benefits Available Under the Contract” table below summarizes information about those benefits. There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater that the value withdrawn, and/or could terminate the benefit. Information about the fees associated with each benefit included in the tables may be found in “IV. Fee Tables.”
Purchase Payments
Your initial Purchase Payment must include a distribution of the GIFL Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. After that, and subject to eligibility and our restrictions, you may continue your IRA contributions or make Additional Purchase Payments either through an IRA Rollover from a tax-qualified retirement plan in which you participate, or directly to our Annuities Service Center. (Please see “IX. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.)
We usually restrict the total amount of Additional Purchase Payments you make after the first Contract Anniversary to $25,000 measured over the life of the Contract, but we may approve a higher amount. We do not permit you to make Additional Purchase Payments (other than the initial Purchase Payment) on or after the oldest Annuitant’s or co-Annuitant’s 81st birthday. All Purchase Payments must be in U.S. dollars.
You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone and electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below). Please consult with your own qualified tax professional regarding any payment limits under your IRA.
New Holding Period for Certain Additional Purchase Payments. We reserve the right to reset the “holding period” if you make an Additional Purchase Payment on or before the Lifetime Income Date, and either:
•	the Additional Purchase Payment exceeds 20% of your Benefit Base at the time of payment; or
•	the Additional Purchase Payment, when combined with all other Purchase Payments you make during that Contract Year, exceeds 20% of your Benefit Base.
This means that we can change and defer the Lifetime Income Date, and defer our guarantee of a Lifetime Income Amount, for up to 5 Contract Years from the date you make an Additional Purchase Payment that exceeds the limits described above.
Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Options in the form of “accumulation
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units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Options by dividing (i) the amount allocated to that Investment Option by (ii) the value of an accumulation unit for that Investment Option we next compute after a purchase transaction is complete.
We credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.
We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.
Value of Accumulation Units
The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.
We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.
Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.
Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:
(a)  is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)  is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)  is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.
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Transfers Among Investment Options
Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.
You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Option from which you transfer amounts and we will credit accumulation units to the Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Option. If after the transfer the amount remaining in the Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.
Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.
Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.
To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions – Transfers after Annuity Commencement Date”). Under each Separate Account’s policy and procedures, Contract Owners may transfer to the Ultra Short Term Bond Investment Option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.
We reserve the right to take other actions to restrict trading, including, but not limited to:
•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).
In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).
In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.
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While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.
Maximum Number of Investment Options
We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.
Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013.* If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Investment Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option. If you are enrolled in an Asset Rebalancing Program that includes the scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).
*For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.
Telephone and Electronic Transactions
We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.
We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:
•	any loss or theft of your password; or
•	any unauthorized use of your password.
We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.
All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.
We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.
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Special Transfer Services – Asset Rebalancing Program
We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program, which is offered in all states.
We will permit asset rebalancing only on the following time schedules:
•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.
Withdrawals
During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Investment Option equal in value to the amount withdrawn from that Investment Option.
When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.
We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.
Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.
Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.
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Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”).
Signature Guarantee Requirements for Surrenders and Withdrawals
(Not applicable to Contracts issued in New Jersey*)
We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:
•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal request; or
•	you are requesting a withdrawal in the amount of $250,000 or greater.
We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.
*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.
Special Withdrawal Services – The Income Made Easy Program
Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “Guaranteed Income for Life Provisions” section that follows.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.
Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Asset Rebalancing Program	Under the asset allocation rebalancing program, you designate a percentage allocation of Contract Value among variable investment accounts. We automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi- annually, quarterly, or monthly) to reestablish your chosen allocation.	Standard	No charge	• We reserve the right to cease this program after written notice to you. • Offered in all states.
Income Made Easy Program	Provides payment of an income for the lifetime of the Covered Person.	Optional	No charge	• Requires a GMWB Rider with a Contract. • Offered in all states.
Standard Death Benefit	If the Owner dies before the Annuity Commencement Date, the Death Benefit will be the greater of the Contract Value or the Minimum Death Benefit, less any Debt.
	If the Annuitant dies during the Pay-out Period after an Annuity Option has been selected, and, we make the remaining guaranteed payments to the Beneficiary.	Standard	No charge	We do not make any payments to a Beneficiary if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life.
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Guaranteed Income for Life Provisions
Overview
The Contract provides a guaranteed minimum withdrawal benefit. This benefit provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals of Contract Value to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.
Although the Lifetime Income Amount guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We may reduce the Lifetime Income Amount, however if you take any withdrawal before the Lifetime Income Date, or an Excess Withdrawal in any year after that. We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value.
Determination of the Lifetime Income Date
Single Life and Continuation Single Life Lifetime Income Amounts. Under a Single Life or a Continuation Single Life form of Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:
•	you, the Annuitant, are age 59½ or older at that time; and
•	you (or your decedent Spouse) were a participant in your employer’s GIFL Retirement Plan and completed the “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your (or your decedent Spouse’s) account in that plan; and
•	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.
In all other cases, the earliest Lifetime Income Date for a Single Life form of Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:
•	you, the Annuitant, are age 59½; and
•	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.
We may change the earliest Lifetime Income Date if you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount. Please read the following section for more information.
Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest Lifetime Income Date is the date we issue your Contract if:
•	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59½ or older at that time; and
•	you were a participant in your employer’s GIFL Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account; and
•	the amount of your initial Purchase Payment for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan.
In all other cases, the earliest Lifetime Income Date for a Spousal Lifetime Income Amount is the Anniversary Date of your Contract on or next following the date:
•	you, the Annuitant, and your Spouse, the co-Annuitant, are both age 59½ or older; and
•	you complete a holding period of no more than 5 years. We will transfer credit for any completed holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Retirement Plan if your initial Purchase Payment
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for the Contract does not exceed your GIFL Account Value by more than 20% of the Transferred Benefit Base from the GIFL Retirement Plan. We will do this by incorporating the earliest Lifetime Income Date under the GIFL Retirement Plan.
We may change the Lifetime Income Date if you change a Spousal Lifetime Income Amount to a Single Life Lifetime Income Amount. Please read “Choosing a Single Life, Continuation Single Life or a Spousal Lifetime Income Amount,” below, for more information.
Deferral of Lifetime Income Date. You may defer a Lifetime Income Date if you defer taking any withdrawals on or after the earliest Lifetime Income Date. If you do, you may continue to change from a Single Life (but not from a Continuation Single Life) to a Spousal Lifetime Income Amount until you take a withdrawal, as described in the following section.
We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “VII. Description of the Contract – Purchase Payments” for more information.
Choosing a Single Life, Continuation Single Life or Spousal Lifetime Income Amount
At Issue. You select a Single Life, Continuation Single Life or Spousal form of Lifetime Income Amount when you purchase a Contract.
You can select a Single Life Lifetime Income Amount (i.e., 5% of the Benefit Base) if:
•	you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit; or
•	you are the Annuitant under the Contract; and
•	you had established an account in your GIFL Retirement Plan that was covered by a Spousal minimum guaranteed withdrawal benefit, and
•	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
•	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase; and
•	you are not eligible for a Continuation Single Life Lifetime Income Amount.
You can select a Continuation Single Life Lifetime Income Amount (i.e., 4.5% of the Benefit Base) if:
•	you are the Annuitant under the Contract; and either
•	you are a surviving Spouse of a former participant under a GIFL Retirement Plan and the beneficiary of a GIFL Retirement Plan account that was covered by a Spousal guarantee; or
•	you are a former participant under a GIFL Retirement Plan that was covered by a Spousal guarantee and your Spouse has died.
You can select a Spousal Lifetime Income Amount if:
•	you are the Annuitant under the Contract; and
•	your Spouse is the co-Annuitant under the Contract; and
•	you did not establish a single-life minimum guaranteed withdrawal benefit in your GIFL Retirement Plan.
Before the Lifetime Income Date. You can change a Single Life Lifetime Income Amount designation to a Spousal Lifetime Income Amount designation before the Lifetime Income Date if:
•	you are the Annuitant under the Contract at the time of change; and
•	you add your current Spouse as a co-Annuitant to the Contract at the time of change.
If you make this change, we will change the Lifetime Income Date if your Spouse is under age 59½ and younger than you. The new Lifetime Income Date will reflect the Contract Anniversary on or immediately following the date your Spouse is 59½ and you have satisfied any remaining holding period under the Contract.
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You can change a Spousal Lifetime Income Amount designation to a Single Life Lifetime Income Amount designation before the Lifetime Income Date if:
•	the Lifetime Income Amount had not been determined under your employer’s GIFL Retirement Plan for you or for any former, current or decedent Spouse of yours that was covered by a Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit that we provide; and
•	you are the Annuitant under the Contract at the time of change and you remove the co-Annuitant from the Contract.
If you make any change from a Spousal Lifetime Income Amount and remove the co-Annuitant from the Contract, we will change the Lifetime Income Date if the co-Annuitant is under age 59½ and younger than you. We will determine the new Lifetime Income Date based on your age and any remaining holding period under the Contract.
You can change your designation by contacting the Annuities Service Center and completing any forms that we may require.
After the Lifetime Income Date. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the Lifetime Income Date only if you defer making any withdrawals on or after that date. If you do, you can change your designation up until the date you take a withdrawal. We describe how to change Lifetime Income Amount designations in the preceding section.
You may select a Spousal Lifetime Income Amount only before you take a withdrawal from the Contract. If you change a Single Life Lifetime Income Amount to a Spousal Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).
Calculation of the Lifetime Income Amount
We calculate the Lifetime Income Amount as a percentage of the Benefit Base under your Contract. The Lifetime Income Amount differs between a Single Life, Continuation Single Life and Spousal form of Lifetime Income Amount:
•	the Single Life Lifetime Income Amount equals 5.0% of the Benefit Base;
•	the Continuation Single Life Lifetime Income Amount equals 4.5% of the Benefit Base; and
•	the Spousal Lifetime Income Amount equals 4.5% of the Benefit Base.
We issue Contracts with a 4.5% Continuation Single Life Lifetime Income Amount where:
•	the Annuitant is a surviving Spouse of a former participant under a GIFL Retirement Plan; or
•	the Annuitant is a former participant under a GIFL Retirement Plan, and has received distributions from that plan that were covered, in whole or in part, by our Spousal Lifetime Income Amount minimum guaranteed withdrawal benefit.
We calculate an initial Benefit Base on the date we issue a Contract. We first calculate the Lifetime Income Amount on the earliest Lifetime Income Date. We recalculate and reduce the Benefit Base and Lifetime Income Amount if you take annual withdrawals that exceed the Lifetime Income Amount. We also reduce the Benefit Base if you take any withdrawals before the Lifetime Income Date.
We may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we step up the Benefit Base to reflect current Contract Value. We also may recalculate the Lifetime Income Amount if you defer the earliest Lifetime Income Date and change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.
We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Step-Ups and Additional Purchase Payments. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.
Increases in the Guaranteed Income for Life Feature
Impact of Additional Purchase Payments. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the amount of the Additional Purchase Payment. We reserve the right to reset the holding period and defer the Lifetime Income Date for up to 5 Contract Years if you make certain Additional Purchase Payments before the Lifetime Income Date. Please see “VII. Description of the Contract – Purchase Payments” for more information.
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On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment to your Contract, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:
•	the excess, if any, of the Additional Purchase Payment over
•	the amount of your withdrawals reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last date we reduced the Benefit Base because of a withdrawal, the last Step-Up Date, or the Lifetime Income Date).
If a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will increase the Lifetime Income Amount. The new Lifetime Income Amount will equal:
•	(for Single Life Lifetime Income Amounts) 5% of the Benefit Base in effect immediately after the Purchase Payment; or
•	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the Benefit Base in effect immediately after the Purchase Payment.
Please read “Calculation of the Lifetime Income Amount,” above, for more information.
Step-Ups. On the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary (Step-Up Dates), we compare your Contract Value to the Benefit Base and the Lifetime Income Amount. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase (“step up”) the Benefit Base to equal the Contract Value. We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the corresponding amount that we deduct for the Guaranteed Income for Life guarantee (see “VIII. Charges and Deductions – Guaranteed Income for Life Fee”).
The new Lifetime Income Amount will equal:
•	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base value after the Step-Up; or
•	(for Continuation Single Life and Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base value after the Step-Up.
Please read “Calculation of the Lifetime Income Amount,” above, for more information.
Since the Guaranteed Income for Life fee is a percentage of the Benefit Base, we will increase the amount of the Guaranteed Income for Life fee after a Step-Up to reflect the new Benefit Base. We also reserve the right to increase the rate of the Guaranteed Income for Life fee up to a maximum rate of 0.65%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “VIII. Charges and Deductions – Guaranteed Income for Life Fee”). If you decline the Step-Up, the fee rate will not be increased.
If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.
Impact of Withdrawals before the Lifetime Income Date
Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the withdrawal amount.
If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.
EXAMPLE: Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you are under age 59½ at time of purchase, the Lifetime Income Date will not occur until the Contract Anniversary following the date you become 59½.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 times 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 minus $5,625, or $84,375.
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If you take any withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the Lifetime Income Amount on the Lifetime Income Date. If your Contract Value and your Benefit Base decline to zero before the Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee. (See “Settlement Phase,” below.)
Impact of Withdrawals after the Lifetime Income Date
After the Lifetime Income Date, you may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reduce the Benefit Base and the Lifetime Income Amount.
Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. Each time we reduce the Benefit Base, we also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount equals:
•	(for Single Life Lifetime Income Amounts) 5% of the new Benefit Base; or
•	(for Spousal Lifetime Income Amounts and Continuation Single Life Lifetime Income Amounts) 4.50% of the new Benefit Base.
In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. Please see Appendix A: “Guaranteed Income for Life Examples” for the impact of withdrawals after the Lifetime Income Date.
In certain circumstances, we will not reduce the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken after the Lifetime Income Date as “Life Expectancy Distributions” under an automatic distribution program provided by us (see “Life Expectancy Distribution Program” below).
The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the Guaranteed Income for Life benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The Guaranteed Income for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.
We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.
We reduce your Contract Value and the death proceeds each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.
Tax Considerations
See “IX. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.
Pre-Authorized Withdrawals – The Income Made Easy Program
You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.
The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income
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Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request. Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:
•	you select option A or B; and
•	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.
Income Made Easy withdrawals, like other withdrawals:
•	may be subject to income tax (including withholding for taxes) and if you take withdrawals before age 59½, a 10% penalty tax; and
•	reduce the death proceeds.
If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.
Life Expectancy Distribution Program
You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code section 401(a)(9), section 408(a)(6), section 408(b)(3), or section 408A(c)(5), as the case may be (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “IX. Federal Tax Matters – Contributions to a traditional IRA – Required Minimum Distributions.”
If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).
Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s proportional share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.
We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with your own qualified tax professional.
Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and Contract Value. In addition, if you purchase a Contract before the Annuitant turns age 59½ (the younger of the Annuitant and co-Annuitant for the Spousal Lifetime Income Amount), and you take any withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. After the Lifetime Income Date, however, we will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.
If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract’s “Settlement Phase,” however, if the Lifetime Income Amount is greater than zero and the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.
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Settlement Phase
We will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during a Contract’s “Settlement Phase.” The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Contract will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.
During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract terminate. We will not accept Additional Purchase Payments, make any Step-Ups or deduct the Guaranteed Income for Life fee during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.
At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:
•	If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living.
•	If you purchased a Contract before the Annuitant turned age 59½ (or the younger of the Annuitant and co-Annuitant under the Spousal Lifetime Income Amount), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount (i.e., either 4.5% or 5% of the Benefit Base at the Lifetime Income Date).
•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.
Distribution at Death of Annuitant
The Contracts described in this Prospectus provide for the distribution of the Contract Value if the Annuitant dies before the Maturity Date.
Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:
•	a certified copy of a death certificate; or
•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
•	any other proof satisfactory to us.
Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.
In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.
For Single Life Contracts, we will pay the death proceeds to the Beneficiary if the Annuitant dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving co-Annuitant, that co-Annuitant will be deemed to be the Beneficiary.
Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven calendar days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a
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lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.
If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:
•	The Beneficiary will become the Owner/Annuitant.
•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
•	If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.
•	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VIII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.
Impact of Death Proceeds on Guaranteed Income for Life Feature
The Guaranteed Income for Life feature ends if the Beneficiary takes the death proceeds payable prior to the Annuity Commencement Date as a lump sum. Under certain other circumstances, the Guaranteed Income for Life feature may continue if the Beneficiary elects not to take the death proceeds as a lump sum.
Circumstances when coverage ends. If the Beneficiary continues a Contract in force following the death of the Annuitant, coverage under the Guaranteed Income for Life feature ends:
•	for Single Life and Continuation Single Life Lifetime Income Amount.
•	for Spousal Lifetime Income Amount if the deceased is the last of the Annuitant and co-Annuitant to die.

If a Beneficiary is:		Then THE GUARANTEED INCOME FOR LIFE:
1.	The deceased Annuitant’s Spouse and the Annuitant dies prior to the first withdrawal on or after the Lifetime Income Date	-	continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
2.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is the co-Annuitant	-	continues and the Lifetime Income Amount is 4.5% of the Benefit Base.
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If a Beneficiary is:		Then THE GUARANTEED INCOME FOR LIFE:
3.	The deceased Annuitant’s Spouse and the Annuitant dies on or after the date of the first withdrawal on or after the Lifetime Income Date, and the Beneficiary is not the co-Annuitant	-	ends without any further benefit.
4.	Not the deceased Annuitant’s Spouse	-	ends without any further benefit.
If the Guaranteed Income for Life feature continues, the Benefit Base will continue to be eligible for any remaining Step-Ups, but we may change the date we determine and apply these Step-Ups (including any adjustment to the Guaranteed Income for Life fee) to future anniversaries of the date we determined the death proceeds.
Examples. Please refer to Appendix A for hypothetical examples that illustrate the benefit.
Death of Annuitant or co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the Guaranteed Income for Life fee.
Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero.
Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:
•	if the removed person subsequently dies, there will be no impact on the guarantees provided by the Guaranteed Income for Life feature in most cases; and
•	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the Guaranteed Income for Life benefit will terminate.
Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that Guaranteed Income for Life benefit:
•	(for Single Life and Continuation Single Life Lifetime Income Amounts Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.
•	(for Spousal Lifetime Income Amount Contracts) If the first death of the Annuitant and co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.
Annuitization Provisions
General
Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:
•	you will no longer have access to the Contract Value applied to the Annuity Option; and
•	we may not change the Annuity Option or the form of settlement.
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The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the back cover of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:
•	you are registered on the website, and
•	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.
Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.
Distributions under the Contracts may be required before the Annuity Commencement Date (see “IX. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.
Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.
You may select the frequency of annuity payments. Generally, the more frequent; the lower the payments; the less frequent, the higher the payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.
Annuity Options
If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts. Periodic payment amounts will differ based on the Annuity Option selected. Generally, the longer the possible payment period, the lower the payment amount.
Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:
Option 1: Lifetime Income Amount (LIA) with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co- Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the LIA on the Annuity Commencement Date, if any; or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.
Option 2: Joint & Survivor LIA with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract
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Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
•	the LIA on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
•	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)
Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.
Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co- Annuitant die during the 5-year period.
Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.
Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under the Contract.
Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds (see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.
We determine the amount of each Fixed Annuity payment by applying the portion of the death proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are currently using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the rates based on current interest and mortality that we are currently offering for other similar options. We guarantee the dollar amount of Fixed Annuity payments.
We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.
Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.
The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.
Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Investment Option by the Annuity Unit value of that Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contract’s administration fee from each annuity payment.
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We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Investment Option for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.
We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.36%.
Transfers after Annuity Commencement Date
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.
Distributions upon Death of Annuitant after Annuity Commencement Date
If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.
Other Contract Provisions
Initial Inspection Period. You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.
The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.
(Applicable to Contracts issued in California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payments to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment
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losses prior to our receipt of your request for cancellation if you allocate your Purchase Payments to a Variable Investment Option other than the Money Market Variable Investment Option.
Ownership
All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.
You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.
Annuitant
The Annuitant is the natural person whose life is used to determine eligibility and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.
Co-Annuitant
If the Spousal Lifetime Income Amount is elected, the Annuitant’s Spouse must be named as a co-Annuitant. The Annuitant’s and co- Annuitant’s lives are used to determine eligibility for and the duration of the Guaranteed Income for Life benefit and the duration of annuity payments involving life contingencies.
Beneficiary
The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.
Modification
We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.
Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.
Misstatement and Proof of Age, Sex or Survival
We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.
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VIII.   Charges and Deductions
We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments.
We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).
In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. See “Asset-Based Charges” below.
Asset-Based Charges
We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.
Administration Fee
We allocate a portion of the asset-based charges, as shown in “IV. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportional reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.
Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration fees may be insufficient to cover actual expenses.
To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.
Guaranteed Income for Life Fee
The fee for the Guaranteed Income for Life feature is equal to 0.35% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up or any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We will deduct the Guaranteed Income for Life fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the Guaranteed Income for Life fee on the effective date of each Step-Up. In such a situation, the fee will never exceed 0.65%.
Although the Guaranteed Income for Life fee for a Single Life Lifetime Income Amount is the same as the fee for a Spousal Lifetime Income Amount, we usually provide a lower Lifetime Income Amount for the Spousal Lifetime Income Amount. Please read “Calculation of Lifetime Income Amount” for more information.
We withdraw the Guaranteed Income for Life fee from each Investment Option in the same proportion that the value of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:
•	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
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•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
•	on the date an Excess Withdrawal reduces the Contract Value to zero.
We do not deduct the Guaranteed Income for Life fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.
If we decide to increase the rate of the Guaranteed Income for Life fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Guaranteed Income for Life fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates.
If you decide to step up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.
Premium Taxes
We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on each Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); and Texas (0.04% - referred to as a “maintenance fee”).
In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.
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IX.  Federal Tax Matters
Introduction
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.
This discussion does not address state or local tax consequences associated with a Contract. Further, this discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distributions paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.
Our Tax Status
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.
The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)
What are the tax consequences of owning a Contract?
In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable amount of earnings:
•	withdrawals (including any surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.
How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used; and
•	the circumstances under which the payments are made.
If your Contract was issued in connection with a Qualified Plan, all of part of your Purchase Payments may be tax-deductible or excludible from income.
A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59½. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a
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certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.
A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt investments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Please note that federal tax law changes in the 2019 SECURE Act now limit certain annuitization and beneficiary payout options for contracts held as part of a Qualified Plan, including an IRA. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.
We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.
General Information Regarding Purchase Payments
Unless we approve otherwise, you must make an initial Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL lifetime income benefit feature (a “GIFL Retirement Plan”). After that, you may make Additional Purchase Payments, subject to our requirements and limitations for Additional Purchase Payments:
•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.
See “VII. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.
We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for contribution to a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.
Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Retirement Plan, you may make a direct rollover contribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA.
The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.
A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.
Traditional IRAs
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.
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Contributions to a Traditional IRA
Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.
Distributions from a Traditional IRA
In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Retirement Plan or from any other Qualified Plan, or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal) are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59½, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.
You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12- month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.
A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.
Required Minimum Distributions from a Traditional IRA
Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70½, for those Contract Owners born before July 1, 1949. For Contract Owners born after June 30, 1949, distributions of minimum amounts must commence by April 1 of the calendar year following the calendar year in which the Owner turns age 72. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.
Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.
If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.
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Penalty Tax on Premature Distributions from a Traditional IRA
A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:
•	received on or after the date on which the Contract Owner reaches age 59½;
•	received on or after the Contract Owner’s death or because of the Contract Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and designated beneficiary.*
*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59½ and the passage of five years after the date of the first payment.
In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult with your own qualified tax professional.
Exceptions from the penalty tax also apply to certain distributions taken for qualified birth or adoption expenses, certain qualified disaster distributions, as well as certain coronavirus-related distributions made during calendar year 2021. The Code also provides for the opportunity to repay such distributions to an eligible retirement plan, including an IRA. Please consult with your own qualified tax professional to determine whether you qualify for any of these exceptions and what tax treatment will apply to the distribution and any repayment.
If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.
Contributions to a Roth IRA
Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.
Federal income tax will apply to direct rollovers from “non-Roth” retirement plans, including GIFL Retirement Plans, to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Retirement Plan, or from Roth accounts in certain other Qualified Plans, to Contracts issued as Roth IRAs generally are not subject to federal income tax.
Distributions from a Roth IRA
Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70½ or 72. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and the manner of payment of
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death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.
Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Contract Owner was made. Second, the distribution must be:
•	made after the Owner turns age 59½;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.
The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.
EXAMPLE: Suppose you made on-going contributions to a Roth account in a GIFL Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Retirement Plan.
A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12- month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.
Penalty Tax on Premature Distributions from a Roth IRA
Taxable distributions before age 59½ may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.
The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.
Conversion or Rollover to a Roth IRA
You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Retirement Plan, or from another retirement plan described in sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code, to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our Purchase Payment requirements. See “VII. Description of the Contract – Purchase Payments” for additional information.
You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “VII. Description of the Contract” for more information about the impact of withdrawals.
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If you direct the sponsor or administrator of your GIFL Retirement Plan to transfer a rollover amount from your non-Roth GIFL Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.
Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.
You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.
Section 403(b) Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We do not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).
If you are considering making a rollover transfer from a retirement plan described in section 403(b) of the Code to a traditional IRA or a Roth IRA, please consult with a qualified tax professional regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.
Contracts Issued in Puerto Rico
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.
See Your Own Tax Professional
The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult with your own qualified tax professional.
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X.  General Matters
Distribution of Contracts
John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.
JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker- dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors may also offer the Contracts directly to potential purchasers.
JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.
The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker-dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.
Standard Compensation
The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.
The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.
We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.
Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.
Please contact the financial representative through whom you purchase a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.
Transaction Confirmations
We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the
46

transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the back cover of this Prospectus for more information on electronic transactions.
Reinsurance Arrangements
From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable to the Contract Owners for the contractual obligations under the Contracts, including guaranteed benefits, and the reinsurer agrees to indemnify us for certain risks they assume under the Contracts that are covered in the reinsurance agreements. The reinsurance agreement is an agreement solely between us and the reinsurer and no Contract Owner has any right of action against the reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so with a combination of transacting with high quality reinsurers, diversifying reinsurance counterparties to limit concentrations, and engaging in reinsurance transactions that include collateral. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.
Legal and Regulatory Matters
There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:
•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.
Financial Statements
The Statements of Additional Information contain the Company’s financial statements for the years ended December 31, 2021 and 2020, and its Separate Account financial statements for the year ended December 31, 2021 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2021, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.
47

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time. You can request this information at no cost by calling the phone number on the back cover of this Prospectus or by sending an email request to annuityinfo@jhancock.com. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21) (%)
			1-Year	5-Year	10-Year
To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.93%	-1.45	3.94	3.29
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	9.21	9.08	7.95
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.89%	2.68	5.87	5.01
To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.85%	13.84	11.18	9.88
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.88%	7.03	8.01	7.02
To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.98%	9.54	7.20	6.58
To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.97%	3.31	4.85	4.50
Appendix-1
App Table #3

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/21) (%)
			1-Year	5-Year	10-Year
To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	1.01%	12.58	7.85	7.06
To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.98%	7.76	6.72	6.23
To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust** - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.53%	0.00	0.74	0.37
To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.51%	-2.10	3.05	2.44
The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series II John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.86%	-0.66	1.03	0.51
* The Portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.
** This Portfolio is no longer accepting Purchase Payments.
Appendix-2
App Table #3

Appendix A: Guaranteed Income for Life Examples
Examples of the Single Life Lifetime Income Amount Guarantee – 5% of Benefit Base
The following examples provide hypothetical illustrations of the benefits provided under Contracts with a Single Life Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.
Example 1a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59½ at the time, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken each year, and there are no Step-Ups.
Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At Issue	$100,000	$5,000 [1]	—	$100,000 [1]
1	$ 0	$ 5,000	$5,000	$ 100,000
2	$ 0	$ 5,000	$5,000	$ 100,000
3	$ 0	$ 5,000	$5,000	$ 100,000
4	$ 0	$ 5,000	$5,000	$ 100,000
5	$ 0	$ 5,000	$5,000	$ 100,000
6	$ 0	$ 5,000	$5,000	$ 100,000
7	$ 0	$ 5,000	$5,000	$ 100,000
8	$ 0	$ 5,000	$5,000	$ 100,000
9	$ 0	$ 5,000	$5,000	$ 100,000
10	$ 0	$ 5,000	$5,000	$ 100,000
For life of Annuitant	$ 0	$ 5,000	$5,000	$ 100,000
[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 5% of the initial Benefit Base (.05 × $100,000 = $5,000).
Example 1b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract, the Annuitant’s age is 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in Contract Year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.
Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At Issue	$100,000	$ 100,000	$ 5,000	—	$100,000	$5,000
1	$ 10,000[1]	$110,000 [1]	$5,500 [1]	$5,500	$110,000	$5,500
2	$ 10,000[2]	$114,500 [2]	$5,725 [2]	$5,725	$114,500	$5,725
[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $110,000 = $5,500).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 × $114,500 = $5,725).

Example 1c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you, the Annuitant, are age 59½ at the time, you make no Additional Purchase Payments, and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. The Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.
Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	—	—	$ 100,000
1	$ 5,000	$ 5,000	$102,000	$102,000 [1]
2	$5,100 [1]	$5,100 [1]	$103,460	$ 103,460
3	$ 5,173	$ 5,173	$104,911	$ 104,911
4	$ 5,246	$ 5,246	$ 93,865[2]	$104,911 [2]
5	$ 5,246	$ 5,246	$ 83,378	$ 104,911
[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,000, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $102,000 = $5,100).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $93,865, is less than the Benefit Base of $104,911. The Benefit Base will remain at $104,911.
Example 1d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount and withdrawals as example 1b, but with a withdrawal of $10,000 at the end of year 4 following purchase of the Contract.
Contract Year	Lifetime Income Amount	Hypothetical Contract Value prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Contract issue	$ 5,000	—	—	—	$100,000
1	$ 5,000	$107,000	$ 5,000	$102,000	$102,000
2	$ 5,100	$108,560	$ 5,100	$103,460	$103,460
3	$ 5,173	$110,084	$ 5,173	$104,911	$104,911
4	$ 5,246	$ 99,111	$10,000	$ 89,111	$ 94,326[1]
5	$4,716 [1]	$ 84,102	$ 4,716	$ 79,386	$ 94,326
[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,246. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($104,911 - $104,911 × $10,000 /$99,111 = $104,911 - $10,585 = $94,326). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 × $94,326 = $4,716).
Examples of the Spousal Guaranteed Income for Life Feature
The following examples provide hypothetical illustrations of the benefits provided under the Spousal Lifetime Income Amount guarantee. These illustrations show the impact of (a) immediate withdrawal of the Lifetime Income Amount; (b) Additional Purchase Payments; (c) Step-Ups; and (d) Excess Withdrawals. The examples do not reflect Contract fees and charges, Portfolio expenses, or taxes. In each example, we assume the Lifetime Income Amount is 4.5% of the Benefit Base. The illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.
Example 2a. This example illustrates immediate withdrawal of the Lifetime Income Amount. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are both age 59½ at the time, you make no Additional Purchase Payments, you take withdrawals equal to the Lifetime Income Amount each year, and there are no Step-Ups.
Contract Year	Purchase Payments	Lifetime Income Amount	Withdrawal Taken	Benefit Base on Contract Anniversary
At Issue	$100,000	$4,500 [1]	—	$100,000 [1]
1	$ 0	$ 4,500	$4,500	$ 100,000
2	$ 0	$ 4,500	$4,500	$ 100,000
3	$ 0	$ 4,500	$4,500	$ 100,000
4	$ 0	$ 4,500	$4,500	$ 100,000
5	$ 0	$ 4,500	$4,500	$ 100,000
6	$ 0	$ 4,500	$4,500	$ 100,000
7	$ 0	$ 4,500	$4,500	$ 100,000
8	$ 0	$ 4,500	$4,500	$ 100,000
9	$ 0	$ 4,500	$4,500	$ 100,000
10	$ 0	$ 4,500	$4,500	$ 100,000
For the joint life of the Annuitant and co-Annuitant	$ 0	$ 4,500	$4,500	$ 100,000
[1]	The initial Benefit Base is equal to the initial payment of $100,000. The initial Lifetime Income Amount is equal to 4.5% of the initial Benefit Base (.045 × $100,000 = $4,500).
Example 2b. This example illustrates Additional Purchase Payments. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 60 at the time, you make an Additional Purchase Payment of $10,000 during Contract Year 1 and an Additional Purchase Payment of $10,000 in Contract Year 2 and you take withdrawals at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-Up.
Contract Year	Purchase Payments	Benefit Base after Purchase Payment	Lifetime Income Amount after Purchase Payment	Withdrawal Taken	Benefit Base on Contract Anniversary	Lifetime Income Amount on Contract Anniversary
At Issue	—	$ 100,000	$ 4,500	—	$100,000	$4,500
1	$10,000 [1]	$110,000 [1]	$4,950 [1]	$4,950	$110,000	$4,950
2	$10,000 [2]	$115,050 [2]	$5,177 [2]	$5,177	$115,050	$5,177
[1]	In this example, there is an Additional Purchase Payment during the first Contract Year following purchase of the Contract. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $110,000 = $4,950).
[2]	In the second year following purchase of the Contract, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $4,950) = $115,050). The Lifetime Income Amount is calculated as 4.50% of the Benefit Base immediately after the Purchase Payment (.0450 × $115,050 = $5,177).
Example 2c. This example illustrates the impact of Step-Ups. Assume the Transferred Benefit Base and IRA Rollover amount are each $100,000 when you purchase the Contract and you have five full years of service associated with the Transferred Benefit Base. Also assume that you (the Annuitant) and your Spouse (the co-Annuitant) are each over age 59½ at the time, you make no Additional Purchase Payments and you take withdrawals equal to the Lifetime Income Amount in Contract Years 1, 2, 3 and 4 following purchase of the Contract. Also assume that the Contract Value is greater than the Benefit Base so the Benefit Base steps up at the end of Contract Years 1, 2 and 3 following purchase of the Contract.

Contract Year	Lifetime Income Amount	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At issue	$ 4,500	—	—	$ 100,000
1	$ 4,500	$ 4,500	$102,500	$102,500 [1]
2	$4,613 [1]	$4,613 [1]	$104,483	$ 104,483
3	$ 4,702	$ 4,702	$106,474	$ 106,474
4	$ 4,791	$ 4,791	$ 95,800[2]	$106,474 [2]
5	$ 4,791	$ 4,791	$ 85,663	$ 106,474
[1]	At the end of Contract Year 1 following purchase of the Contract, the Contract Value in this example, $102,500, is greater than the Benefit Base of $100,000. The Benefit Base will step up to equal the Contract Value of $102,500. The Lifetime Income Amount will equal 4.50% of the new Benefit Base (.045 × $102,500 = $4,613).
[2]	At the end of Contract Year 4 following purchase of the Contract, the Contract Value in this example, $95,800, is less than the Benefit Base of $106,474. The Benefit Base will remain at $106,474.
Example 2d. This example illustrates Excess Withdrawals. Assume the same Transferred Benefit Base, IRA Rollover amount, and withdrawals and Step-Ups for Contract Years 1-3 as example 2b, but with a different withdrawal amount ($10,000) at the end of year 4 following purchase of the Contract.
Contract Year	Lifetime Income Amount after Purchase Payment	Hypothetical Contract Value on Contract Anniversary prior to Withdrawal	Withdrawal Taken	Hypothetical Contract Value on Contract Anniversary prior to Guaranteed Income for Life Fee	Benefit Base on Contract Anniversary
At Issue	$ 4,500	—	—	—	$100,000
1	$ 4,500	$107,000	$ 4,500	$102,500	$102,500
2	$ 4,613	$109,096	$ 4,613	$104,483	$104,483
3	$ 4,702	$111,176	$ 4,702	$106,474	$106,474
4	$ 4,791	$100,591	$10,000	$ 90,591	$ 95,889[1]
5	$4,315 [1]	$ 85,500	$ 4,315	$ 81,185	$ 95,889
[1]	The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,791. The Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal ($106,474 - $106,474 × $10,000 /$100,591 = $106,474 - $10,585 = $95,889). The Lifetime Income Amount will equal 4.55% of the new Benefit Base (.045 × $95,889 = $4,315).

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information, request other information about the Contracts and make investor inquiries without charge upon request by contacting us at the Annuities Service Center shown below, on our website at www.johnhancock.com/annuities or by calling us at 1-800-344-1029.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:		For Applications Only:
200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472		200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472
For All Other Transactions:		For All Other Transactions:
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
PO Box 55444 Boston, MA 02205-5444 www.johnhancock.com/annuities	410 University Avenue – Suite 55444 Westwood, MA 02090 1-800-344-1029	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities	410 University Avenue – Suite 55445 Westwood, MA 02090 1-800-344-1029
1940 Act File No. 811-06584
1933 Act File No. 333-149422
EDGAR Contract Identifier No. C000063738

Statement of Additional Information
Dated April 25, 2022
John Hancock Life Insurance Company of New York Separate Account A
This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company of New York (“John Hancock New York”) in the state of New York as follows:
Prospectuses Issued by John Hancock New York
(to be read with this Statement of Additional Information)
Name of Policy (and SEC EDGAR Identifier #)	Name of Policy (and SEC EDGAR Identifier #)
Guaranteed Income for Life (GIFL) Rollover Variable Annuity IRA (C000063738)	Guaranteed Income for Life Select (GIFL Select) IRA Rollover Variable Annuity (C000090858)
You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:
John Hancock Life Insurance Company of New York
John Hancock Annuities Service Center For Applications Only: Overnight Mail Address
200 Berkeley Street, 5th Floor Boston, MA 02116 1-888-695-4472

For All Other Transactions:
Overnight Mail Address	Mailing Address and Telephone Number
410 University Avenue, STE 55445 Westwood, MA 02090	PO Box 55445 Boston, MA 02205-5445 www.johnhancock.com/annuities 1-800-344-1029

General Information and History
John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account” or the “Registrant”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we,” “us,” “the Company,” or “John Hancock New York”) (formerly, The Manufacturers Life Insurance Company of New York). We are a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock New York also has an Annuities Service Center – its mailing address is PO Box 55445, Boston, MA 02205-5445; and its overnight mail address is 410 University Avenue, Suite 55445, Westwood, MA 02090; and its website address is www.johnhancock.com/annuities. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock New York is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.
John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.
Services
Independent Registered Public Accounting Firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) at December 31, 2021, and for each of the two years in the period ended December 31, 2021, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP’s address is 200 Clarendon Street, Boston, Massachusetts, 02116.
Servicing Agent
DXC Technology (formerly Computer Sciences Corporation “CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:
•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	weekly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.
We paid DXC $2.1 million for 2019, $2.1 million for 2020, and $2.64 million for 2021, plus certain other fees for the services provided.
1

Principal Underwriter
John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2021, 2020, and 2019, were $178,016,695, $171,491,829, and $191,144,402, respectively. JH Distributors did not retain any of these amounts during such periods.
Compensation
The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.
The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.
Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.
You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.
2

Appendix A: Audited Financial Statements
A-1

A U D I T E D   S T A T U T O R Y - B A S I S   F I N A N C I A L

S T A T E M E N T S

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2021, 2020 and 2019

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2021, and the related notes to the financial statements (collectively referred to as “the financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Boston, Massachusetts
March 30, 2022

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2021	2020
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$5,828	$5,451
Stocks:
Preferred stocks	13	13
Common stocks	72	104
Mortgage loans on real estate	659	692
Real estate:
Investment properties	236	238
Cash, cash equivalents and short-term investments	17	7
Policy loans	135	128
Derivatives	1,087	1,480
Receivable for securities	-	1
Other invested assets	823	856
Total cash and invested assets	8,870	8,970
Investment income due and accrued	77	81
Premiums due	3	5
Amounts recoverable from reinsurers	77	28
Funds held by or deposited with reinsured companies	776	806
Net deferred tax asset	113	107
Other reinsurance receivable	22	37
Amounts due from affiliates	307	396
Other assets	8	6
Assets held in separate accounts	9,241	8,903
Total admitted assets	$19,494	$19,339

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS—STATUTORY-BASIS

	December 31,
	2021	2020
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,596	$6,376
Policyholders’ and beneficiaries’ funds	221	225
Dividends payable to policyholders	5	8
Policy benefits in process of payment	15	12
Other amount payable on reinsurance	81	71
Other policy obligations	1	2
Total policy and contract obligations	6,919	6,694
Payable to parent and affiliates	6	3
Transfers to (from) separate account, net	(17)	(20)
Asset valuation reserve	198	234
Reinsurance in unauthorized companies	23	15
Funds withheld from unauthorized reinsurers	372	379
Interest maintenance reserve	632	716
Current federal income taxes payable	16	122
Derivatives	691	967
Payables for collateral on derivatives	31	47
Other general account obligations	62	66
Obligations related to separate accounts	9,241	8,903
Total liabilities	18,174	18,126

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2021 and 2020)	2	2
Paid-in surplus	913	913
Unassigned surplus	405	298
Total capital and surplus	1,320	1,213
Total liabilities and capital and surplus	$19,494	$19,339

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)

Premiums and other revenues:
Life and annuity premiums, net	$1,006	$962	$516
Consideration for supplementary contracts with life contingencies	9	12	10
Net investment income	410	328	319
Amortization of interest maintenance reserve	24	21	12
Commissions and expense allowance on reinsurance ceded	20	22	8
Reserve adjustment on reinsurance ceded	-	-	2
Separate account administrative and contract fees	109	99	101
Other revenue	32	34	35
Total premiums and other revenues	1,610	1,478	1,003

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,690	1,372	1,399
Annuity benefits	145	121	141
Disability benefits	1	2	2
Interest and adjustments on policy or deposit-type funds	7	7	4
Payments on supplementary contracts with life contingencies	7	12	11
Increase (decrease) in life and annuity reserves	215	530	(70)
Total benefits paid or provided	2,065	2,044	1,487

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	72	69	84
General expenses	52	41	49
Insurance taxes, licenses and fees	13	9	13
Net transfers to (from) separate accounts	(712)	(375)	(389)
Investment income ceded	19	39	35
Other (income) deductions	(71)	(66)	(114)
Total insurance expenses and other deductions	(627)	(283)	(322)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	172	(283)	(162)
Dividends to policyholders	9	12	16
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	163	(295)	(178)
Federal income tax expense (benefit)	7	(15)	(41)
Income (loss) from operations before net realized capital gains (losses)	156	(280)	(137)

Net realized capital gains (losses)	(14)	(7)	(60)
Net income (loss)	$142	$(287)	$(197)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2019	$2	$913	$748	$1,663
Net income (loss)			(197)	(197)
Change in net unrealized capital gains (losses)			87	87
Change in net deferred income tax			53	53
Decrease (increase) in non-admitted assets			(25)	(25)
Decrease (increase) in asset valuation reserves			(40)	(40)
Dividend paid to Parent			(100)	(100)
Change in surplus as a result of reinsurance			(17)	(17)
Balances at December 31, 2019	2	913	509	1,424

Net income (loss)			(287)	(287)
Change in net unrealized capital gains (losses)			73	73
Change in net deferred income tax			87	87
Decrease (increase) in non-admitted assets			(41)	(41)
Change in liability for reinsurance in unauthorized reinsurance			(6)	(6)
Change in reserve due to change in valuation basis			(36)	(36)
Decrease (increase) in asset valuation reserves			5	5
Change in surplus as a result of reinsurance			(4)	(4)
Other adjustments, net			(2)	(2)
Balances at December 31, 2020	2	913	298	1,213

Net income (loss)			142	142
Change in net unrealized capital gains (losses)			(55)	(55)
Change in net deferred income tax			7	7
Decrease (increase) in non-admitted assets			(11)	(11)
Change in liability for reinsurance in unauthorized reinsurance			(8)	(8)
Decrease (increase) in asset valuation reserves			36	36
Change in surplus as a result of reinsurance			(5)	(5)
Other adjustments, net			1	1
Balances at December 31, 2021	$2	$913	$405	$1,320

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2021	2020	2019
(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$1,017	$975	$1,059
Net investment income received	422	329	321
Separate account fees	109	99	101
Commissions and expenses allowance on reinsurance ceded	15	18	(9)
Miscellaneous income	61	64	55
Benefits and losses paid	(1,883)	(1,543)	(1,544)
Net transfers from (to) separate accounts	715	376	389
Commissions and expenses (paid) recovered	(57)	(109)	(105)
Dividends paid to policyholders	(12)	(16)	(18)
Federal and foreign income and capital gain taxes (paid) recovered	(121)	15	(10)
Net cash provided by operating activities	266	208	239

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,475	3,176	844
Stocks	49	38	44
Mortgage loans on real estate	117	58	31
Other invested assets	192	165	281
Total investment proceeds	3,833	3,437	1,200

Cost of investments acquired:
Bonds	3,923	3,364	1,104
Stocks	5	4	5
Mortgage loans on real estate	94	133	25
Real estate	4	2	11
Other invested assets	79	55	138
Derivatives	29	63	70
Total cost of investments acquired	4,134	3,621	1,353
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(15)	(175)	201
Net (increase) decrease in policy loans	(7)	(6)	-
Net cash provided by (used in) investment activities	(323)	(365)	48

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(5)	(7)	(11)
Dividend paid to parent	-	-	(100)
Other cash provided (applied)	72	158	(198)
Net cash provided by (used in) financing and miscellaneous activities	67	151	(309)

Net increase (decrease) in cash, cash equivalents and short-term investments	10	(6)	(22)
Cash, cash equivalents and short-term investments at beginning of year	7	13	35
Cash, cash equivalents and short-term investments at end of year	$17	$7	$13

Non-cash activities during the year:
Bonds transfer of assets	$10	$-	$-
Mortgage loans transfer of assets	(10)	-	-
Premium and other operating activity related to reinsurance transactions, net	-	-	525
Investing activities related to reinsurance transactions, net	-	-	(525)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company’s results and operations have been and may continue to be adversely impacted by COVID-19 and the economic environment. The adverse effects include but are not limited to significant volatility in equity markets, decline in interest rates, increase in credit risk, strain on commodity markets and alternative long duration asset prices, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and their duration contribute additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2021, 2020 and 2019, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2021 and 2020, the Company held reserves of $423 million and $458 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•	At December 31, 2021 and 2020, the Company held reserves of $800 million and $700 million, respectively, as a result of asset adequacy testing (“AAT”).

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. In 2020, the New York State Department of Financial Services (“NY DFS”) adopted Insurance Regulation 213 (“Reg 213”) amendments, introducing the NY DFS’s version of principle-based reserving (“PBR”) for companies filing in New York. The Company received approval for a 1-year deferral on PBR implementation for Permanent Life policies. At December 31, 2021, PBR has been implemented for Term Life, Permanent Life and Variable Annuity policies.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2021 and 2020. Reserves at December 31, 2021 and 2020 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6. The reserve is calculated using stochastic scenarios and assumptions set by the Company, subject to two reserve floors, one based on a standardized calculation using prescribed stochastic scenarios and assumptions, the other using a prescribed, standard scenario.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 14% and 15% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2021 and 2020, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2021 and 2020, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

During 2021, the NAIC Valuation of Securities Task Force (“VOSTF”) adopted changes to the P&P Manual for real estate leased backed securities, impacting the assets reclassified under the guidelines for ground lease financing transactions. As a result, the Company reclassified $10 million from mortgage loans to bonds. The reclassifications had no material impact on the Company’s financial position, results of operations, financial statement disclosures and Risk-Based Capital.

Adoption of New Accounting Standards

In November 2020, the NAIC adopted the final version of the Group Capital Calculation template (“GCC”) and instructions. The purpose of the calculation is to provide additional analytical information to the lead state supervisor in charge of a group and is effective after December 31, 2021. As a wholly owned subsidiary of MFC subject to the supervision of the group’s activities on a consolidated basis, including capital adequacy, by the Canadian Insurance Regulator, the Office of the Superintendent of Financial Institutions (“OSFI”), it is not expected that these capital requirements will affect the Company.

Effective January 1, 2020, NY DFS adopted Reg 213 §103.6. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The State of New York enacted and adopted #785 and #786 legislation effective September 1, 2021. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow PBR for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. NY DFS adopted Reg 213 amendments in 2020. The Company previously received approval from NY DFS to defer this adoption until January 1, 2021 for Permanent Life policies. PBR has now been implemented for Term Life policies (new policies written after adoption), and Variable Annuity policies (all in-force) and Permanent Life policies. Adoption is on a prospective basis, therefore, there was no impact to surplus upon adoption.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company’s exposure to these changes is not significant and has not resulted in significant changes to the Company’s risk management strategies.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2021, 2020 and 2019.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2021:
U.S. government and agencies	$2,929	$83	$(17)	$2,995
States and political subdivisions	115	8	(1)	122
Foreign governments	42	7	-	49
Corporate bonds	2,438	239	(14)	2,663
Mortgage-backed and asset-backed securities	304	33	(1)	336
Total bonds	$5,828	$370	$(33)	$6,165

December 31, 2020:
U.S. government and agencies	$3,073	$217	$(42)	$3,248
States and political subdivisions	62	7	-	69
Foreign governments	34	5	-	39
Corporate bonds	1,970	375	(1)	2,344
Mortgage-backed and asset-backed securities	312	43	-	355
Total bonds	$5,451	$647	$(43)	$6,055

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2021, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$55	$55
Due after one year through five years	616	626
Due after five years through ten years	543	562
Due after ten years	4,310	4,586
Mortgage-backed and asset-backed securities	304	336
Total	$5,828	$6,165

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2021	2020
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$99	$143
Bonds and cash pledged in support of exchange-traded futures	38	35
Bonds and cash pledged in support of cleared interest rate swaps	35	35
Total fair value	$172	$213

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-
Total carrying value	$-	$-

At December 31, 2021 and 2020, the Company held below investment grade corporate bonds of $76 million and $75 million, with an aggregate fair value of $81 million and $81 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2021 and 2020, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2021:
U.S. government and agencies	$985	$(13)	$221	$(4)	$1,206	$(17)
States and political subdivisions	39	(1)	3	-	42	(1)
Foreign governments	4	-	-	-	4	-
Corporate bonds	571	(12)	29	(2)	600	(14)
Mortgage-backed and asset-backed securities	27	(1)	-	-	27	(1)
Total	$1,626	$(27)	$253	$(6)	$1,879	$(33)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2020:
U.S. government and agencies	$1,356	$(42)	$-	$-	$1,356	$(42)
States and political subdivisions	3	-	-	-	3	-
Foreign governments	-	-	-	-	-	-
Corporate bonds	67	(1)	1	-	68	(1)
Mortgage-backed and asset-backed securities	6	-	-	-	6	-
Total	$1,432	$(43)	$1	$-	$1,433	$(43)

At December 31, 2021 and 2020, there were 150 and 34 bonds that had a gross unrealized loss of which the single largest unrealized loss was $13 million and $42 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2021	2020	2019
(in millions)
Proceeds	$3,079	$3,035	$1,153
Realized gross gains	64	493	41
Realized gross losses	(129)	(5)	(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2021 and 2020, realized capital losses include $0 million and $3 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 0 and 5 securities, respectively.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2021 and 2020.

Affiliate Transactions

In 2021, the Company sold certain bonds to an affiliate, JHUSA. These bonds had a book value of $209 million and fair value of $214 million. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2021, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $50 million and fair value of $49 million. The Company recognized $1 million in pre-tax realized loss before transfer to the IMR.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHUSA, for $72 million.

In 2021, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $46 million.

In 2020, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $59 million and fair value of $65 million. The Company recognized $6 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $121 million and fair value of $123 million. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired, at fair value, certain bonds from its parent, JHUSA, for $130 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2021:
Preferred stocks:
Nonaffiliated	$8	$5	$-	$13
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	51	21	-	72
Affiliates*	-	-	-	-
Total stocks	$59	$26	$-	$85

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$9	$4	$-	$13
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	75	32	(3)	104
Affiliates*	-	-	-	-
Total stocks	$84	$36	$(3)	$117

*Affiliates - fair value represents the carrying value

At December 31, 2021 and 2020, there were 2 and 2 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $3 million at December 31, 2021 and 2020, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2021, 2020 and 2019, realized capital losses include $0 million, $3 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 14, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Mortgage Loans on Real Estate

At December 31, 2021 and 2020, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2021:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$273	East North Central	$49
Industrial	75	East South Central	5
Office buildings	135	Middle Atlantic	152
Retail	124	Mountain	40
Agricultural	-	New England	12
Agribusiness	1	Pacific	236
Mixed use	-	South Atlantic	83
Other	51	West North Central	38
Allowance	-	West South Central	44
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$659	Total mortgage loans on real estate	$659

December 31, 2020:
Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$241	East North Central	$55
Industrial	83	East South Central	5
Office buildings	169	Middle Atlantic	154
Retail	129	Mountain	40
Agricultural	-	New England	14
Agribusiness	1	Pacific	249
Mixed use	-	South Atlantic	91
Other	69	West North Central	34
Allowance	-	West South Central	50
		Canada / Other	-
		Allowance	-
Total mortgage loans on real estate	$692	Total mortgage loans on real estate	$692

At December 31, 2021, the aggregate mortgages outstanding to any one borrower do not exceed $33 million.

During 2021, the respective maximum and minimum lending rates for mortgage loans issued were 3.64% and 2.27% for commercial loans. The Company issued no agricultural loans during 2021 or 2020. The Company issued no purchase money mortgages in 2021 or 2020. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2021 and 2020, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2021:
Recorded Investment
Current	$1	$-	$657	$1	$659
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2020:
Recorded Investment
Current	$1	$-	$690	$1	$692
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2021 and 2020. The Company was not a participant or co-lender in a mortgage loan agreement in 2021 and 2020.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2021	2020
(in millions)
AAA	$22	$41
AA	244	241
A	268	294
BBB	120	93
BB	5	23
B and lower and unrated	-	-
Total	$659	$692

Affiliated Transactions

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $5 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2021	2020
(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	281	277
Properties held for sale	-	-
Less accumulated depreciation	(45)	(39)
Total	$236	$238

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2021, 2020 and 2019, respectively.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2021 and 2020.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $9 million, and $0 million of impairments on partnerships and LLCs in 2021, 2020, and 2019, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $173 million and fair value of $180 million which resulted in a gain to operations of $7 million.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2021 or 2020.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2021	2020	2019
(in millions)
Income:
Bonds	$166	$161	$165
Preferred stocks	-	-	-
Common stocks	1	1	2
Mortgage loans on real estate	31	29	29
Real estate	34	46	39
Policy loans	6	5	5
Cash, cash equivalents and short-term investments	-	2	7
Other invested assets	168	92	92
Derivatives	45	36	19
Other income	-	-	-
Total investment income	451	372	358

Expenses
Investment expenses	(32)	(35)	(30)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(5)	(5)	(5)
Total investment expenses	(41)	(44)	(39)
Net investment income	$410	$328	$319

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended
	2021	2020	2019
(in millions)
Realized capital gains (losses)	$(69)	$500	$7
Less amount transferred to the IMR (net of related tax benefit (expense) of $16 in 2021, $(102) in 2020, and $(9) in 2019)	(61)	384	33
Realized capital gains (losses) before tax	(8)	116	(26)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	6	123	34
Net realized capital gains (losses)	$(14)	$(7)	$(60)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2021

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$146	$2	$-	$10	$15
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$146	$2	$-	$10	$15

Other Hedging Relationships
	Interest rate swaps	$7,679	$1,082	$691	$1,082	$691
	Interest rate futures	126	-	-	-	-
	Equity index options	139	3	-	3	-
	Equity index futures	181	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,125	$1,085	$691	$1,085	$691
Total Derivatives		$8,271	$1,087	$691	$1,095	$706

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$172	$3	$-	$18	$26
Cash flow hedges	Interest rate swaps	-	-	-	-	-
Total Derivatives in Effective Hedge Accounting Relationships		$172	$3	$-	$18	$26

Other Hedging Relationships
	Interest rate swaps	$8,074	$1,475	$967	$1,475	$967
	Interest rate futures	126	-	-	-	-
	Equity index options	99	2	-	2	-
	Equity index futures	186	-	-	-	-
Total Derivatives in Other Hedging Relationships		$8,485	$1,477	$967	$1,477	$967
Total Derivatives		$8,657	$1,480	$967	$1,495	$993

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2021, 2020 and 2019, the Company recorded net unrealized gains of ($1) million, $7 million, and $4 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the year ended December 31, 2021, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 0 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million, $1 million, and $0 million (including $0 million, $1 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2021, 2020 and 2019, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

For the years ended December 31, 2021, 2020 and 2019 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2021	2020	2019
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(118)	$144	$124
Interest rate futures	-	(1)	6
Equity index options	1	-	5
Equity index futures	(2)	(2)	(8)
Total net unrealized capital gain (loss)	$(119)	$141	$127

Net realized capital gain (loss):
Interest rate swaps	$(1)	$1	$-
Interest rate futures	4	(11)	(13)
Equity index options	6	3	-
Equity index futures	(37)	(54)	(56)
Total net realized capital gain (loss)	$(28)	$(61)	$(69)
Total gain (loss) from derivatives in other hedging relationships	$(147)	$80	$58

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2021 and 2020, the Company had accepted collateral consisting of cash of $31 million and $47 million and various securities with a fair value of $545 million and $642 million, respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2022	$6
2023	-
2024	-
2025	-
Thereafter	-
Total Future Settled Premiums	$6

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$ 5	$2	$7
Current Year	$ 6	$3	$9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate –The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2021
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	72	72	59	-	13	-
Total common stocks	72	72	59	-	13	-
Derivatives:
Interest rate swaps	1,082	1,082	-	1,082	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	1,085	1,085	-	1,085	-	-
Assets held in separate accounts	9,241	9,241	9,241	-	-	-
Total assets	$10,398	$10,398	$9,300	$1,085	$13	$-

Liabilities:
Derivatives:
Interest rate swaps	$691	$691	$-	$691	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	691	691	-	691	-	-
Liabilities held in separate accounts	9,241	9,241	9,241	-	-	-
Total liabilities	$9,932	$9,932	$9,241	$691	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-
Common stocks:
Industrial and misc	104	104	95	-	9	-
Total common stocks	104	104	95	-	9	-
Derivatives:
Interest rate swaps	1,475	1,475	-	1,475	-	-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	2	2	-	2	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	1,477	1,477	-	1,477	-	-
Assets held in separate accounts	8,903	8,903	8,903	-	-	-
Total assets	$10,484	$10,484	$8,998	$1,477	$9	$-

Liabilities:
Derivatives:
Interest rate swaps	$967	$967	$-	$967	$-	$-
Interest rate treasury locks	-	-	-	-	-	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	-	-	-	-	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	967	967	-	967	-	-
Liabilities held in separate accounts	8,903	8,903	8,903	-	-	-
Total liabilities	$9,870	$9,870	$8,903	$967	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2021
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,828	$6,165	$-	$5,989	$176
Preferred stocks	13	13	-	-	13
Mortgage loans on real estate	659	714	-	-	714
Cash, cash equivalents and short term investments	17	17	17	-	-
Policy loans	135	135	-	135	-
Derivatives in effective hedge accounting and RSAT relationships	2	10	-	10	-
Total assets	$6,654	$7,054	$17	$6,134	$903

Liabilities:
Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	66	64	-	-	64
Policyholders’ and beneficiaries’ funds	126	131	-	131	-
Derivatives in effective hedge accounting and RSAT relationships	-	15	-	15	-
Total liabilities	$192	$210	$-	$146	$64

	December 31, 2020
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$5,451	$6,055	$-	$5,834	$221
Preferred stocks	13	13	-	-	13
Mortgage loans on real estate	692	790	-	-	790
Cash, cash equivalents and short term investments	7	7	7	-	-
Policy loans	128	128	-	128	-
Derivatives in effective hedge accounting and RSAT relationships	3	18	-	18	-
Total assets	$6,294	$7,011	$7	$5,980	$1,024

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	72	70	-	-	70
Policyholders’ and beneficiaries’ funds	124	129	-	129	-
Derivatives in effective hedge accounting and RSAT relationships	-	26	-	26	-
Total liabilities:	$196	$225	$-	$155	$70

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2021, 2020 and 2019, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2021	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2021
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage- backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	9	-	4	-	-	-	-	-	-	-	13
Total common stocks	9	-	4	-	-	-	-	-	-	-	13
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$9	$-	$4	$-	$-	$-	$-	$-	$-	$-	$13

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	11	5	(1)	-	-	-	(6)	-	-	-	9
Total common stocks	11	5	(1)	-	-	-	(6)	-	-	-	9
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$11	$5	$(1)	$-	$-	$-	$(6)	$-	$-	$-	$9

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	33	4	(8)	-	-	-	(18)	-	-	-	11
Total common stocks	33	4	(8)	-	-	-	(18)	-	-	-	11
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-
Total	$33	$4	$(8)	$-	$-	$-	$(18)	$-	$-	$-	$11

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums earned
Direct	$1,100	$1,034	$1,113
Assumed	144	163	186
Ceded	(238)	(235)	(783)
Net	$1,006	$962	$516

Benefits to policyholders ceded	$(472)	$(553)	$(443)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2021, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2021, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2021, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $592 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$(54)	$(62)	$(66)
Premiums assumed	22	25	26
Benefits ceded	(145)	(157)	(144)
Benefits assumed	58	63	58

Other reinsurance receivable (payable)	9	-	(4)
Funds held by or deposited with reinsured companies	776	806	837

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreement:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$(99)
Benefits ceded, net	(4)	(10)	(11)

Other reinsurance receivable	1	1	1
Other amounts payable on reinsurance	-	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with RGA to cede 90% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $92 million and related invested assets of $98 million. The Company recognized a pre-tax gain of $3 million net of realized capital gains, including a ceding commission received of $1 million, and an increase of $3 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on February 7, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$-	$-	$(444)
Benefits ceded, net	(33)	(34)	(35)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	4	4	3
Other amounts payable on reinsurance	-	-	-

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $352 million and related invested assets of $437 million. The Company incurred a pre-tax loss of $80 million net of realized capital gains, including a ceding commission paid of $26 million, and a decrease of $60 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies. The transaction closed on March 15, 2019.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded, net	$(2)	$(2)	$(1)
Benefits ceded, net	(76)	(79)	(100)

Other reinsurance receivable	8	7	16
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. During December 2021, the Company collected $1 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2021, SRUS is still listed as an accredited reinsurer with the State of New York Department of Financial Services. The Company recorded a reserve credit of $7 million and $8 million as of December 31, 2021 and 2020 respectively related to the various agreements with SRUS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums assumed, net	$122	$138	$159
Benefits assumed, net	377	439	396

Other reinsurance receivable	8	6	3
Other amounts payable on reinsurance	56	59	42
Funds withheld from unauthorized reinsurers	-	-	-
Treaty settlement received (paid)	(136)	(171)	(207)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$-	$-	$(7)
Benefits ceded	(9)	(28)	(6)

Other reinsurance receivable (payable)	3	19	-
Funds withheld from unauthorized reinsurers	-	-	5
Treaty Settlement received (paid)	9	23	2

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2021	2020	2019
(in millions)
Premiums ceded	$6	$4	$2
Benefits ceded	(16)	(19)	(17)
Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	372	379	367
Treaty Settlement received (paid)	(3)	(3)	(3)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2021 and 2020, the Company did not commute any ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/”DTL”) are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

(in millions)
(a) Gross deferred tax assets	$345	$-	$345
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	345	-	345
(d) Deferred tax assets nonadmitted	75	-	75

(e) Subtotal net admitted deferred tax asset (c - d)	270	-	270
(f) Deferred tax liabilities	138	19	157

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$132	$(19)	$113

	December 31, 2020
	(4)	(5)	(6)
	Ordinary	Capital	(Col 4 + 5) Total

(in millions)
(a) Gross deferred tax assets	$325	$1	$ 326
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	325	1	326
(d) Deferred tax assets nonadmitted	60	-	60

(e) Subtotal net admitted deferred tax asset (c - d)	265	1	266
(f) Deferred tax liabilities	140	19	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$125	$(18)	$107

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

(in millions)
(a) Gross deferred tax assets	$20	$(1)	$19
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	20	(1)	19
(d) Deferred tax assets nonadmitted	15	-	15

(e) Subtotal net admitted deferred tax asset (c - d)	5	(1)	4
(f) Deferred tax liabilities	(2)	-	(2)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$7	$(1)	$6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2021
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	113	-	113
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	113	-	113
2. Adjusted gross deferred tax assets allowed per limitation threshold.	181	-	181
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	157	-	157

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$270	$-	$270

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$1	$1
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	106	-	106
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	106	-	106
2. Adjusted gross deferred tax assets allowed per limitation threshold.	166	-	166
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$265	$1	$266

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(1)	$(1)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation.
(The lesser of 2(b)1 and 2(b)2 below)	7	-	7
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	7	-	7
2. Adjusted gross deferred tax assets allowed per limitation threshold.	15	-	15
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(2)	-	(2)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$5	$(1)	$4

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2021	2020

(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1005%	920%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,207	$1,106

Impact of tax planning strategies is as follows:

	December 31, 2021
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$345	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$270	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2020
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$325	$1
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$265	$1
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$20	$(1)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$5	$(1)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2021	2020	Change

(in millions)

1. Current income tax
(a) Federal	$7	$(15)	$22
(b) Foreign	-	-	-

(c) Subtotal	7	(15)	22
(d) Federal income tax expense (benefit) on net capital gains	6	123	(117)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$13	$108	$(95)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2021	2020	Change
(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	300	285	15
(4) Investments	4	4	-
(5) Deferred acquisition costs	30	27	3
(6) Policyholder dividends accrual	1	2	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	-	-	-
(13) Other (including items <5% of total ordinary tax assets)	10	7	3
(99) Subtotal	$345	$325	$20
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	75	60	15
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$270	$265	$5
(e) Capital:
(1) Investments	$-	$1	$(1)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$-	$1	$(1)
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$-	$1	$(1)
(i) Admitted deferred tax assets (2(d)+2(h))	$270	$266	$4
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$129	$128	$1
(2) Fixed assets	1	-	1
(3) Deferred and uncollected premium	1	1	-
(4) Policyholder reserves	7	10	(3)
(5) Other (including items <5% of total ordinary tax liabilities)	-	1	(1)
(99) Subtotal	$138	$140	$(2)
(b) Capital:
(1) Investments	$19	$19	$-
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$19	$19	$-
(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$157	$159	$(2)
4. Net deferred tax assets/liabilities (2(i) - 3(c))	$113	$107	$6

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2021	2020	Change
(in millions)

Total deferred tax assets	$345	$326	$19
Total deferred tax liabilities	157	159	(2)
Net deferred tax assets (liabilities)	$188	$167	$21

Tax effect of unrealized gains and losses			14
Tax effect of unrealized foreign exchange gains (losses)			-
Other			-
Change in net deferred income taxes			$7

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2021	2020	2019
(in millions)

Ordinary provisions computed at statutory rate	$25	$(75)	$(52)
Net realized capital gains (losses) before IMR at statutory rate	(5)	117	16
Change in nonadmitted assets	-	-	-
Reinsurance	(3)	(2)	(4)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	-
Amortization of IMR	(5)	(4)	(11)
Tax recorded in surplus	1	(8)	(2)
Dividend received deduction	(3)	(3)	(4)
Investment in subsidiaries	(1)	(3)	(2)
Prior year adjustment	(2)	(1)	(2)
Tax credits	(1)	(1)	(1)
Change in tax reserve	(1)	-	1
Pension	-	-	-
Tax rate change	-	-	-
Other	1	1	1
Total	$6	$21	$(60)

Federal and foreign income taxes incurred	$7	$(15)	$(41)
Capital gains tax	6	123	34
Change in net deferred income taxes	(7)	(87)	(53)
Total statutory income tax expense (benefit)	$6	$21	$(60)

At December 31, 2021 the Company did not have any net operating losses, net capital losses, or credit carry forwards.

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $119 million and $0 million for 2021, 2020 and 2019, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Funding Company LLC

Manulife Investment Management Farmland Services Inc (formerly known as (“FKA”) Farmland Management Services, Inc.)	John Hancock Insurance Agency Inc.

Guide Financial, Inc.	John Hancock Leasing Corp.

Manulife Investment Management Agriculture Services Inc (FKA Hancock Farmland Services, Inc. )	John Hancock Life & Health Insurance Company

Manulife Investment Management Forest Management Inc (FKA Hancock Forest Management Inc.)	John Hancock Life Insurance Company (USA)

Manulife Investment Management Timberland and Agriculture Inc (FKA Hancock Natural Resource Group Inc.)	John Hancock Realty Advisors Inc.

JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.

JH Hostetler LLC	John Hancock Signature Services Inc.

JH Kearny Mesa 5 LLC	Manulife Investment Management Timberland and Agriculture GP Inc (FKA John Hancock Natural Resource Corp.)

JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company

JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited

JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited

JH Ott LLC	Manulife Service Corporation

JH Tulare 8 LLC	MCC Asset Management Inc.

John Hancock Assignment Company	PT Timber Inc.

John Hancock Financial Corporation	JH Signature Insurance Agency, Inc.

John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($19) million and ($125) million at December 31, 2021 and 2020, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 was completed in December 2021 with the issuance of the IRS Revenue Agent Report (“RAR”). The RAR includes two unagreed issues which the Company will appeal.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2021	2020

(in millions)

Balance at beginning of year	$3	$3
Additions based on tax positions related to the current year	-	-
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	(1)	-

Balance at end of year	$2	$3

Included in the balances as of December 31, 2021 and 2020, are $2 million and $3 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2021 and 2020 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2021, 2020, and 2019, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2021 and 2020, respectively. The Company did not recognize any material penalties for the years ended December 31, 2021, 2020 and 2019.

The Company filed a refund claim with the IRS for the Alternative Minimum Tax (“AMT”) credit carryforward balance that remained as of December 31, 2017. The Company received a refund of $2 million and has no remaining tax recoverable.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. There was no material impact to the Company in 2020.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

preceding calendar year. The Company paid shareholder dividends of $0 million, $0 million, and $100 million to its parent, JHUSA, in 2021, 2020 and 2019, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2021 and 2020, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $58 million, $55 million, and $62 million at December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021 and 2020, the Company had amounts payable of $11 million and $11 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million, $14 million and $15 million for the years ended December 31, 2021, 2020 and 2019 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2021, 2020 and 2019, the Company was billed by JHD for underwriting commissions of $51 million, $48 million, and $62 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2021 and 2020, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2021, 2020 and 2019, respectively, the Company received dividends of $18 million, $14 million, and $15 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2021 and 2020.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2021 and 2020, the Company had a receivable from JHUSA in the amount of $309 million and $377 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHVTA relating to distributions of $0 million and $0 million, which were included in investment income due and accrued at December 31, 2021 and 2020, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $4 million, to purchase other invested assets of $99 million, and issue agricultural and commercial mortgages of $2 million at December 31, 2021. Approximately 27% of these commitments expire in 2022.

Contingencies: As of December 31, 2021, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In June 2018, a class action was initiated against the Company in the U.S. District Court for the Southern District of New York on behalf of owners of Performance Universal Life (“UL”) policies issued between 2003 and 2010 whose policies were subject to a Cost of Insurance (“COI”) increase announced in 2018. The class, as defined, now covers policies subjected to the COI increase. In addition to the class action, there are nine individual lawsuits opposing the Performance UL COI increases that also have been filed. Each of the lawsuits, except two, is brought by plaintiffs owning multiple policies and/or by entities managing them for investment purposes. Three of the non-class lawsuits are pending in New York state court; and six are pending in the U.S. District Court for the Southern District of New York. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. On January 5, 2022, the Court gave preliminary approval to a proposed settlement of the class litigation. The settlement is being implemented and a Final Fairness Hearing is scheduled for May 17, 2022. In 2021, the Company recorded an accrual for the potential settlement of the class action. The Company intends to continue to vigorously defend these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$37	$-	$-	$37	0%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	4	-	8,813	8,817	78%
Total with adjustment or at fair value	43	-	8,813	8,856	78%
At book value without adjustment (minimal or no charge or adjustment)	1,106	-	-	1,106	10%
Not subject to discretionary withdrawal	1,311	-	3	1,314	12%
Total (gross)	2,460	-	8,816	11,276	100%

Reinsurance ceded	1,219	-	-	1,219

Total (net)	$1,241	$-	$8,816	$10,057

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$38	$-	$-	$38	0%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	-	-	8,527	8,527	77%
Total with adjustment or at fair value	39	-	8,527	8,566	77%
At book value without adjustment (minimal or no charge or adjustment)	1,169	-	-	1,169	11%
Not subject to discretionary withdrawal	1,339	-	3	1,342	12%
Total (gross)	2,547	-	8,530	11,077	100%

Reinsurance ceded	1,288	-	-	1,288
Total (net)	$1,259	$-	$8,530	$9,789

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2021
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	362	361	347
c. Universal Life with Secondary Guarantees	1,260	1,111	3,016
d. Indexed Universal Life	2	2	2
e. Indexed Universal Life with Secondary Guarantees	130	114	124
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,605	2,605	2,582
h. Variable Life	4	2	4
i. Variable Universal Life	126	125	140
j. Miscellaneous Reserves	-	-	1,452
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	424
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	7
d. Disability - Disabled Lives	-	-	32
e. Miscellaneous Reserves	-	-	21
(3) Total (gross: direct + assumed)	$4,489	$4,320	$8,153
(4) Reinsurance Ceded	1,810	1,781	2,892
(5) Total (net) (3) - (4)	$2,679	$2,539	$5,261

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$6	$-	$-
i. Variable Universal Life	439	422	407
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$445	$422	$407
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$445	$422	$407

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2020
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	111	110	119
c. Universal Life with Secondary Guarantees	1,487	1,317	3,095
d. Indexed Universal Life	27	22	29
e. Indexed Universal Life with Secondary Guarantees	79	71	68
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	2,647	2,647	2,640
h. Variable Life	5	2	4
i. Variable Universal Life	121	118	131
j. Miscellaneous Reserves	-	-	1,397
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	422
b. Accidental Death Benefits	-	-	2
c. Disability - Active Lives	-	-	8
d. Disability - Disabled Lives	-	-	33
e. Miscellaneous Reserves	-	-	26
(3) Total (gross: direct + assumed)	$4,477	$4,287	$7,974
(4) Reinsurance Ceded	1,876	1,837	2,966
(5) Total (net) (3) - (4)	$2,601	$2,450	$5,008

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$5	$-	$-
i. Variable Universal Life	385	366	353
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-
(3) Total (gross: direct + assumed)	$390	$366	$353
(4) Reinsurance Ceded	-	-	-
(5) Total (net) (3) - (4)	$390	$366	$353

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2021 and 2020. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2021	2020

Group Annuity Contracts (401K)	$6,286	$6,026
Variable and Fixed Annuities	2,533	2,508
Life Insurance	422	369

Total	$9,241	$8,903

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2021	$12	$3
2020	$12	$4
2019	$14	$5
2018	$15	$3
2017	$16	$3

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2021	2020

(in millions, except for ages)
Account value	$2,568	$2,554
Amount of reserve held	215	234
Net amount at risk - gross	165	192
Weighted average attained age	69	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2021 and 2020:

•

Reg 213 is used in both years to determine the aggregate reserve for products falling under the scope. The liability is evaluated using a standard scenario; a stochastic reserve using industry prescribed assumptions (Standard Projection) and a stochastic reserve using Company specific assumptions. The Company holds the highest of the three values.

•	The Company used the prescribed Economic Scenario Generator (“ESG”) for Reg 213 in both years, so there are no calibration criteria requirement.

•

In 2021 and 2020, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2021 and 2020, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,

	2021	2020

(in millions)
Type of Fund
Equity	$1,724	$1,641
Balanced	775	768
Bonds	320	349
Money Market	13	13

Total	$2,832	$2,771

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,

	2021	2020

(in millions)
Premiums, deposits and other considerations	$806	$735

Reserves for accounts with assets at:
Fair value	9,224	8,883
Amortized cost	-	-

Total	$9,224	$8,883

	December 31,

	2021	2020

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	80	90
At fair value	9,065	8,716
At book value without fair value adjustments and with current surrender charge of less than 5%	76	74

Subtotal	9,221	8,880
Not subject to discretionary withdrawal	3	3

Total	$9,224	$8,883

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2021	2020	2019

(in millions)
Transfers to separate accounts	$876	$1,021	$842
Transfers from separate accounts	1,588	1,396	1,231

Net transfers to (from) separate accounts	$(712)	$(375)	$(389)

16. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2021, 2020 and 2019.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2021, 2020 and 2019.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2021, 2020 and 2019.

17. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2021 financial statements through March 30, 2022, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A u d i t e d   F i n a n c i a l   S t a t e m e n t s

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2021

1 of 72

John Hancock Life Insurance Company of New York

Separate Account A

Audited Financial Statements

December 31, 2021

2 of 72

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of
John Hancock Life Insurance Company of New York Separate Account A

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) as of December 31, 2021, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

March 30, 2022

3 of 72

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account A

500 Index Fund Series I	International Equity Index Series I
500 Index Fund Series II	International Equity Index Series II
500 Index Fund Series NAV	International Equity Index Series NAV
Active Bond Trust Series I	International Small Company Trust Series I
Active Bond Trust Series II	International Small Company Trust Series II
American Asset Allocation Trust Series I	Investment Quality Bond Trust Series I
American Asset Allocation Trust Series II	Investment Quality Bond Trust Series II
American Global Growth Trust Series II	Lifestyle Balanced Portfolio Series I
American Global Growth Trust Series III	Lifestyle Balanced Portfolio Series II
American Growth Trust Series II	Lifestyle Conservative Portfolio Series I
American Growth Trust Series III	Lifestyle Conservative Portfolio Series II
American Growth-Income Trust Series I	Lifestyle Growth Portfolio Series I
American Growth-Income Trust Series II	Lifestyle Growth Portfolio Series II
American Growth-Income Trust Series III	Lifestyle Growth Portfolio Series NAV
American International Trust Series II	Lifestyle Moderate Portfolio Series I
American International Trust Series III	Lifestyle Moderate Portfolio Series II
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series II	Managed Volatility Balanced Portfolio Series II
Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series I
Capital Appreciation Trust Series II	Managed Volatility Conservative Portfolio Series II
Capital Appreciation Value Trust Series II	Managed Volatility Growth Portfolio Series I
Core Bond Trust Series I	Managed Volatility Growth Portfolio Series II
Core Bond Trust Series II	Managed Volatility Moderate Portfolio Series I
Disciplined Value International Trust Series I	Managed Volatility Moderate Portfolio Series II
Disciplined Value International Trust Series II	Mid Cap Growth Trust Series I
DWS Equity 500 Index	Mid Cap Growth Trust Series II
Emerging Markets Value Trust Series II	Mid Cap Index Trust Series I
Equity Income Trust Series I	Mid Cap Index Trust Series II
Equity Income Trust Series II	Mid Value Trust Series I
Financial Industries Trust Series I	Mid Value Trust Series II
Financial Industries Trust Series II	Money Market Trust Series I
Fundamental All Cap Core Trust Series II	Money Market Trust Series II
Fundamental Large Cap Value Trust Series I	Money Market Trust Series NAV
Fundamental Large Cap Value Trust Series II	Opportunistic Fixed Income Trust Series I
Global Equity Trust Series I	Opportunistic Fixed Income Trust Series II
Global Equity Trust Series II	PIMCO All Asset
Health Sciences Trust Series I	Real Estate Securities Trust Series I
Health Sciences Trust Series II	Real Estate Securities Trust Series II
High Yield Trust Series I	Science & Technology Trust Series I
High Yield Trust Series II	Science & Technology Trust Series II

4 of 72

Appendix

Subaccounts comprising John Hancock Life

Insurance Company of New York Separate Account A

Select Bond Trust Series I	Small Company Value Trust Series I
Select Bond Trust Series II	Small Company Value Trust Series II
Short Term Government Income Trust Series I	Strategic Income Opportunities Trust Series I
Short Term Government Income Trust Series II	Strategic Income Opportunities Trust Series II
Small Cap Index Trust Series I	Total Bond Market Series Trust NAV
Small Cap Index Trust Series II	Total Bond Market Trust Series II
Small Cap Opportunities Trust Series I	Total Stock Market Index Trust Series I
Small Cap Opportunities Trust Series II	Total Stock Market Index Trust Series II
Small Cap Stock Trust Series II	Ultra Short Term Bond Trust Series II
Small Cap Value Trust Series II

5 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

						American Asset
	500 Index Fund	500 Index Fund	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust
	Series I	Series II	Series NAV	Series I	Series II	Series I
Total Assets
Investments at fair value	$16,646,561	$18,985,961	$6,507,800	$1,057,810	$20,399,191	$6,031,437

Units outstanding	383,309	451,307	155,274	47,853	983,685	213,883
Unit value	$43.43	$42.07	$41.91	$22.11	$20.74	$28.20

Shares	317,440	362,051	124,124	108,050	2,079,428	460,064
Cost	$9,456,618	$12,010,941	$3,178,020	$1,060,156	$20,455,160	$6,014,249

See accompanying notes.

6 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American Asset	American Global	American Global			American Growth-
	Allocation Trust	Growth Trust Series	Growth Trust Series	American Growth	American Growth	Income Trust Series
	Series II	II	III	Trust Series II	Trust Series III	I
Total Assets
Investments at fair value	$65,818,412	$10,776,956	$8,502	$100,218,299	$413,417	$7,735,928

Units outstanding	2,413,907	278,617	182	1,193,588	6,592	132,538
Unit value	$27.27	$38.68	$46.71	$83.96	$62.71	$58.37

Shares	5,020,474	501,021	392	3,822,208	15,672	417,031
Cost	$64,813,002	$7,763,443	$5,957	$70,390,454	$288,287	$6,965,098

See accompanying notes.

7 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	American Growth-	American Growth-	American	American
	Income Trust Series	Income Trust Series	International Trust	International Trust	Blue Chip Growth	Blue Chip Growth
	II	III	Series II	Series III	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$82,738,645	$537,959	$39,888,031	$256,108	$28,130,462	$19,391,518

Units outstanding	1,571,978	12,149	1,190,249	12,473	269,093	263,859
Unit value	$52.63	$44.28	$33.51	$20.53	$104.54	$73.49

Shares	4,484,479	29,047	1,941,968	12,505	686,947	499,267
Cost	$71,362,017	$460,210	$35,938,640	$228,846	$23,011,786	$17,341,504

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

						Disciplined Value
	Capital Appreciation	Capital Appreciation	Capital Appreciation	Core Bond Trust	Core Bond Trust	International Trust
	Trust Series I	Trust Series II	Value Trust Series II	Series I	Series II	Series I
Total Assets
Investments at fair value	$15,700,896	$12,341,295	$19,201,872	$4,941,432	$7,941,352	$3,599,821

Units outstanding	297,232	159,237	516,303	262,354	451,092	154,492
Unit value	$52.82	$77.50	$37.19	$18.83	$17.60	$23.30

Shares	2,099,050	1,965,174	1,374,508	377,209	607,137	250,335
Cost	$12,767,725	$10,374,907	$16,329,107	$5,072,235	$8,128,995	$3,161,437

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Disciplined Value
	International Trust	DWS Equity 500	Emerging Markets	Equity Income Trust	Equity Income Trust	Financial Industries
	Series II	Index	Value Trust Series II	Series I	Series II	Trust Series I
Total Assets
Investments at fair value	$5,459,372	$3,070,909	$3,871,154	$22,537,214	$18,460,399	$864,745

Units outstanding	217,117	42,151	288,514	292,856	481,438	25,230
Unit value	$25.14	$72.85	$13.42	$76.96	$38.34	$34.27

Shares	379,915	101,585	368,331	1,355,214	1,117,458	52,793
Cost	$4,780,393	$1,922,968	$3,624,996	$20,887,327	$16,462,093	$703,147

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Fundamental All	Fundamental Large	Fundamental Large
	Financial Industries	Cap Core Trust	Cap Value Trust	Cap Value Trust	Global Equity Trust	Global Equity Trust
	Trust Series II	Series II	Series I	Series II	Series I (a)	Series II (b)

Total Assets
Investments at fair value	$3,313,756	$6,933,678	$23,497,749	$24,499,142	$6,607,449	$5,151,475

Units outstanding	92,701	93,481	516,255	598,338	140,718	185,286
Unit value	$35.75	$74.17	$45.52	$40.95	$46.96	$27.80

Shares	204,427	191,327	812,790	840,739	260,752	204,667
Cost	$2,748,838	$4,100,542	$15,850,062	$16,681,885	$4,515,567	$4,008,233

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series I.

(b)	Renamed on April 1, 2021. Previously known as Global Trust Series II.

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series II	Series I	Series II	Index Series I	Index Series II

Total Assets
Investments at fair value	$4,221,809	$9,737,384	$1,252,372	$3,812,168	$742,603	$4,182,688

Units outstanding	35,721	83,344	46,655	137,811	37,813	217,643
Unit value	$118.19	$116.83	$26.84	$27.66	$19.64	$19.22

Shares	134,925	350,770	236,297	699,480	36,672	206,349
Cost	$3,560,106	$8,454,014	$1,259,602	$3,766,738	$633,365	$3,583,731

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		International Small	International Small
	International Equity	Company Trust	Company Trust	Investment Quality	Investment Quality	Lifestyle Balanced
	Index Series NAV	Series I	Series II	Bond Trust Series I	Bond Trust Series II	Portfolio Series I

Total Assets
Investments at fair value	$1,056,177	$1,346,050	$2,923,887	$2,063,763	$13,282,788	$7,361,248

Units outstanding	67,896	51,455	116,643	62,271	649,587	369,896
Unit value	$15.56	$26.16	$25.07	$33.14	$20.45	$19.90

Shares	52,183	83,710	182,174	179,458	1,154,022	438,430
Cost	$874,322	$1,073,339	$2,235,161	$2,064,242	$13,331,768	$6,365,027

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Lifestyle	Lifestyle			Lifestyle Growth
	Lifestyle Balanced	Conservative	Conservative	Lifestyle Growth	Lifestyle Growth	Portfolio Series
	Portfolio Series II	Portfolio Series I	Portfolio Series II	Portfolio Series I	Portfolio Series II	NAV
Total Assets
Investments at fair value	$321,979,082	$2,558,226	$54,912,727	$11,774,535	$678,568,115	$133,283

Units outstanding	15,914,929	152,742	3,298,303	530,036	29,673,161	7,386
Unit value	$20.23	$16.75	$16.65	$22.21	$22.87	$18.05

Shares	19,142,633	181,434	3,891,760	634,062	36,501,781	7,181
Cost	$280,094,740	$2,470,009	$52,618,737	$10,200,891	$588,025,632	$118,543

See accompanying notes.

14 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

			Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Lifestyle Moderate	Lifestyle Moderate	Balanced Portfolio	Balanced Portfolio	Conservative	Conservative
	Portfolio Series I	Portfolio Series II	Series I	Series II	Portfolio Series I	Portfolio Series II
Total Assets
Investments at fair value	$2,532,120	$98,040,774	$5,948,378	$165,503,523	$1,210,172	$34,212,888

Units outstanding	135,318	5,165,832	198,239	6,675,678	38,359	1,663,235
Unit value	$18.71	$18.98	$30.01	$24.79	$31.55	$20.57

Shares	160,058	6,185,538	476,633	13,368,621	103,788	2,959,592
Cost	$2,283,912	$88,778,597	$5,977,352	$167,208,911	$1,181,266	$33,845,484

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Growth Portfolio	Growth Portfolio	Moderate Portfolio	Moderate Portfolio	Mid Cap Growth	Mid Cap Growth
	Series I	Series II	Series I	Series II	Trust Series I (c)	Trust Series II (d)
Total Assets
Investments at fair value	$3,849,550	$189,438,567	$2,588,864	$61,982,615	$9,210,277	$13,999,988

Units outstanding	132,703	7,440,441	78,177	2,655,674	126,536	162,054
Unit value	$29.01	$25.46	$33.12	$23.34	$72.79	$86.39

Shares	289,876	14,329,695	215,559	5,204,250	463,760	801,373
Cost	$3,824,788	$191,017,287	$2,655,243	$62,430,936	$8,626,824	$13,899,261

(c)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

(d)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Mid Cap Index	Mid Cap Index	Mid Value Trust	Mid Value Trust	Money Market Trust	Money Market Trust
	Trust Series I	Trust Series II	Series I	Series II	Series I	Series II
Total Assets
Investments at fair value	$5,065,814	$10,557,158	$1,769,247	$7,234,259	$1,500,176	$6,723,761

Units outstanding	78,169	190,677	37,582	160,368	104,087	606,777
Unit value	$64.81	$55.37	$47.08	$45.11	$14.41	$11.08

Shares	203,528	426,897	147,807	603,861	1,500,176	6,723,761
Cost	$4,408,771	$8,963,507	$1,553,514	$6,332,608	$1,500,176	$6,723,761

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

		Opportunistic Fixed	Opportunistic Fixed		Real Estate	Real Estate
	Money Market Trust	Income Trust Series	Income Trust Series		Securities Trust	Securities Trust
	Series NAV	I	II	PIMCO All Asset	Series I	Series II
Total Assets
Investments at fair value	$529,845	$1,251,028	$6,159,707	$860,901	$1,774,515	$6,259,141

Units outstanding	44,402	30,916	285,102	32,566	20,038	96,163
Unit value	$11.93	$40.47	$21.61	$26.44	$88.56	$65.09

Shares	529,845	101,627	509,067	73,206	64,598	228,103
Cost	$529,845	$1,305,648	$6,357,498	$789,246	$1,129,365	$4,126,412

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

	Science &	Science &			Short Term	Short Term
	Technology Trust	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income	Government Income
	Series I	Series II	Series I	Series II	Trust Series I	Trust Series II
Total Assets
Investments at fair value	$9,875,354	$12,812,819	$571,248	$55,384,489	$2,114,495	$4,167,908

Units outstanding	138,182	140,838	36,066	3,830,098	175,942	359,190
Unit value	$71.47	$90.98	$15.84	$14.46	$12.02	$11.60

Shares	269,892	382,701	40,979	3,967,370	177,988	350,539
Cost	$8,258,053	$12,106,153	$563,982	$55,036,948	$2,170,617	$4,265,335

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

			Small Cap	Small Cap
	Small Cap Index	Small Cap Index	Opportunities Trust	Opportunities Trust	Small Cap Stock	Small Cap Value
	Trust Series I	Trust Series II	Series I	Series II	Trust Series II	Trust Series II
Total Assets
Investments at fair value	$273,711	$6,132,347	$2,884,520	$6,871,179	$3,494,334	$2,407,120

Units outstanding	5,790	129,551	49,019	122,725	60,937	61,081
Unit value	$47.27	$47.34	$58.84	$55.99	$57.34	$39.41

Shares	15,858	357,989	85,951	209,935	380,232	132,624
Cost	$240,416	$5,186,129	$2,391,945	$5,747,617	$3,346,310	$2,197,272

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021

			Strategic Income	Strategic Income
	Small Company	Small Company	Opportunities Trust	Opportunities Trust	Total Bond Market	Total Bond Market
	Value Trust Series I	Value Trust Series II	Series I	Series II	Series Trust NAV	Trust Series II
Total Assets
Investments at fair value	$2,454,008	$7,007,273	$2,243,085	$4,486,925	$700,966	$5,934,640

Units outstanding	36,603	131,135	86,178	182,382	48,984	444,310
Unit value	$67.04	$53.44	$26.03	$24.60	$14.31	$13.36

Shares	194,917	584,914	159,310	317,771	67,142	567,365
Cost	$2,278,657	$6,489,608	$2,129,374	$4,328,851	$697,624	$6,052,462

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

    December 31, 2021

	Total Stock Market	Total Stock Market	Ultra Short Term
	Index Trust Series I	Index Trust Series II	Bond Trust Series II
Total Assets
Investments at fair value	$4,461,367	$7,274,676	$15,992,767

Units outstanding	101,723	132,671	1,439,734
Unit value	$43.86	$54.83	$11.11

Shares	144,474	236,883	1,429,202
Cost	$3,165,435	$4,620,750	$16,400,012

See accompanying notes.

22 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$204,874	$226,148	$207,899	$237,289	$82,966	$99,602
Expenses:
Mortality and expense risk and administrative charges	(221,645)	(180,071)	(279,343)	(219,585)	(91,623)	(79,297)
Net investment income (loss)	(16,771)	46,077	(71,444)	17,704	(8,657)	20,305
Realized gains (losses) on investments:
Capital gain distributions received	628,142	238,649	739,928	278,830	245,860	102,495
Net realized gain (loss)	659,773	472,271	1,426,770	1,201,844	820,885	480,940
Realized gains (losses)	1,287,915	710,920	2,166,698	1,480,674	1,066,745	583,435
Unrealized appreciation (depreciation) during the period	2,328,766	1,199,689	2,180,391	707,674	422,678	280,471
Net increase (decrease) in net assets from operations	3,599,910	1,956,686	4,275,645	2,206,052	1,480,766	884,211
Changes from principal transactions:
Purchase payments	32,790	53,379	218,444	281,604	56,872	7,517
Transfers between sub-accounts and the company	17,377	(189,977)	(351,717)	(207,887)	(465,349)	(150,542)
Withdrawals	(815,521)	(1,212,961)	(1,015,741)	(1,793,370)	(573,371)	(472,740)
Annual contract fee	(4,644)	(5,371)	(69,198)	(53,977)	(29,980)	(29,174)
Net increase (decrease) in net assets from principal transactions	(769,998)	(1,354,930)	(1,218,212)	(1,773,630)	(1,011,828)	(644,939)
Total increase (decrease) in net assets	2,829,912	601,756	3,057,433	432,422	468,938	239,272
Net assets at beginning of period	13,816,649	13,214,893	15,928,528	15,496,106	6,038,862	5,799,590
Net assets at end of period	$16,646,561	$13,816,649	$18,985,961	$15,928,528	$6,507,800	$6,038,862

	2021	2020	2021	2020	2021	2020

Units, beginning of period	403,442	448,643	476,609	537,834	182,283	203,303
Units issued	11,744	8,218	63,927	125,577	1,555	3,515
Units redeemed	(31,877)	(53,419)	(89,229)	(186,802)	(28,564)	(24,535)

Units, end of period	383,309	403,442	451,307	476,609	155,274	182,283

See accompanying notes.

23 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$35,392	$36,828	$605,995	$548,271	$93,426	$71,399
Expenses:
Mortality and expense risk and administrative charges	(17,025)	(18,874)	(330,551)	(315,695)	(86,685)	(77,025)
Net investment income (loss)	18,367	17,954	275,444	232,576	6,741	(5,626)
Realized gains (losses) on investments:
Capital gain distributions received	16,754	-	305,686	-	321,376	624,175
Net realized gain (loss)	9,293	507	142,295	60,913	58,139	67,547
Realized gains (losses)	26,047	507	447,981	60,913	379,515	691,722
Unrealized appreciation (depreciation) during the period	(70,009)	68,291	(1,203,968)	951,252	328,810	(170,455)
Net increase (decrease) in net assets from operations	(25,595)	86,752	(480,543)	1,244,741	715,066	515,641
Changes from principal transactions:
Purchase payments	4,500	5,100	16,862	8,430	26,986	23,196
Transfers between sub-accounts and the company	3,271	16,925	1,869,974	1,776,823	(19,316)	(18,069)
Withdrawals	(206,603)	(155,188)	(2,457,063)	(2,126,287)	(372,862)	(325,240)
Annual contract fee	(484)	(639)	(55,484)	(60,749)	(2,391)	(2,741)
Net increase (decrease) in net assets from principal transactions	(199,316)	(133,802)	(625,711)	(401,783)	(367,583)	(322,854)
Total increase (decrease) in net assets	(224,911)	(47,050)	(1,106,254)	842,958	347,483	192,787
Net assets at beginning of period	1,282,721	1,329,771	21,505,445	20,662,487	5,683,954	5,491,167
Net assets at end of period	$1,057,810	$1,282,721	$20,399,191	$21,505,445	$6,031,437	$5,683,954

	2021	2020	2021	2020	2021	2020

Units, beginning of period	56,711	62,930	1,012,987	1,037,221	228,013	242,858
Units issued	1,372	1,665	113,127	213,116	4,892	5,441
Units redeemed	(10,230)	(7,884)	(142,429)	(237,350)	(19,022)	(20,286)
Units, end of period	47,853	56,711	983,685	1,012,987	213,883	228,013

See accompanying notes.

24 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Global Growth Trust Series II		American Global Growth Trust Series III
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$963,034	$754,050	$-	$6,489	$-	$5
Expenses:
Mortality and expense risk and administrative charges	(953,545)	(890,874)	(157,327)	(144,878)	(66)	(60)
Net investment income (loss)	9,489	(136,824)	(157,327)	(138,389)	(66)	(55)
Realized gains (losses) on investments:
Capital gain distributions received	3,530,815	7,188,014	615,076	800,555	471	581
Net realized gain (loss)	1,086,087	1,955,360	340,418	468,793	228	308
Realized gains (losses)	4,616,902	9,143,374	955,494	1,269,348	699	889
Unrealized appreciation (depreciation) during the period	3,404,760	(3,124,954)	625,251	1,341,255	553	1,173
Net increase (decrease) in net assets from operations	8,031,151	5,881,596	1,423,418	2,472,214	1,186	2,007
Changes from principal transactions: Purchase payments	43,174	34,419	28,380	51,794	-	-
Transfers between sub-accounts and the company	(271,597)	(260,577)	(388,155)	(510,345)	(106)	(1,068)
Withdrawals	(5,995,059)	(7,663,697)	(519,312)	(1,660,636)	(395)	(375)
Annual contract fee	(349,856)	(380,815)	(42,556)	(45,931)	(67)	(68)
Net increase (decrease) in net assets from principal transactions	(6,573,338)	(8,270,670)	(921,643)	(2,165,118)	(568)	(1,511)
Total increase (decrease) in net assets	1,457,813	(2,389,074)	501,775	307,096	618	496
Net assets at beginning of period	64,360,599	66,749,673	10,275,181	9,968,085	7,884	7,388
Net assets at end of period	$65,818,412	$64,360,599	$10,776,956	$10,275,181	$8,502	$7,884

	2021	2020	2021	2020	2021	2020

Units, beginning of period	2,666,495	3,053,308	303,534	378,314	195	237
Units issued	16,268	25,153	2,496	28,166	3	9
Units redeemed	(268,856)	(411,966)	(27,413)	(102,946)	(16)	(51)
Units, end of period	2,413,907	2,666,495	278,617	303,534	182	195

See accompanying notes.

25 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$319,593	$68,516	$2,945	$256	$54,617	$82,812
Expenses:
Mortality and expense risk and administrative charges	(1,535,282)	(1,320,242)	(3,912)	(3,406)	(107,876)	(90,767)
Net investment income (loss)	(1,215,689)	(1,251,726)	(967)	(3,150)	(53,259)	(7,955)
Realized gains (losses) on investments:
Capital gain distributions received	6,363,821	10,951,176	25,629	40,959	363,047	812,442
Net realized gain (loss)	4,868,111	925,630	9,031	12,737	(161,521)	(57,599)
Realized gains (losses)	11,231,932	11,876,806	34,660	53,696	201,526	754,843
Unrealized appreciation (depreciation) during the period	7,853,837	24,978,345	40,660	93,521	1,266,153	(59,055)
Net increase (decrease) in net assets from operations	17,870,080	35,603,425	74,353	144,067	1,414,420	687,833
Changes from principal transactions:
Purchase payments	77,707	58,813	-	-	6,140	10,015
Transfers between sub-accounts and the company	(7,022,644)	(13,486,716)	(16,120)	(55,075)	39,548	(128,989)
Withdrawals	(7,635,109)	(7,817,677)	(8,840)	(57,900)	(491,238)	(248,069)
Annual contract fee	(302,529)	(290,994)	(3,215)	(2,946)	(1,960)	(2,163)
Net increase (decrease) in net assets from principal transactions	(14,882,575)	(21,536,574)	(28,175)	(115,921)	(447,510)	(369,206)
Total increase (decrease) in net assets	2,987,505	14,066,851	46,178	28,146	966,910	318,627
Net assets at beginning of period	97,230,794	83,163,943	367,239	339,093	6,769,018	6,450,391
Net assets at end of period	$100,218,299	$97,230,794	$413,417	$367,239	$7,735,928	$6,769,018

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,391,809	1,778,848	7,074	9,827	141,988	150,731
Units issued	13,699	23,606	-	52	4,255	2,800
Units redeemed	(211,920)	(410,645)	(482)	(2,805)	(13,705)	(11,543)
Units, end of period	1,193,588	1,391,809	6,592	7,074	132,538	141,988

See accompanying notes.

26 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$540,327	$928,578	$5,690	$7,608	$711,361	$94,819
Expenses:
Mortality and expense risk and administrative charges	(1,286,994)	(1,129,935)	(4,950)	(4,860)	(630,406)	(577,009)
Net investment income (loss)	(746,667)	(201,357)	740	2,748	80,955	(482,190)
Realized gains (losses) on investments:
Capital gain distributions received	4,066,372	9,782,232	25,769	58,714	71,659	1,739,731
Net realized gain (loss)	(426,135)	(3,019,834)	1,319	(23,786)	1,271,653	2,179,927
Realized gains (losses)	3,640,237	6,762,398	27,088	34,928	1,343,312	3,919,658
Unrealized appreciation (depreciation) during the period	13,287,253	2,248,248	78,363	24,154	(2,722,527)	1,911,191
Net increase (decrease) in net assets from operations	16,180,823	8,809,289	106,191	61,830	(1,298,260)	5,348,659
Changes from principal transactions:
Purchase payments	77,996	57,637	-	-	52,292	49,202
Transfers between sub-accounts and the company	(6,351,575)	1,871,240	(32,096)	3,495	3,347,532	(196,894)
Withdrawals	(6,942,580)	(6,831,867)	(12,906)	(141,344)	(3,645,870)	(3,288,264)
Annual contract fee	(271,150)	(262,613)	(4,277)	(4,025)	(139,732)	(142,804)
Net increase (decrease) in net assets from principal transactions	(13,487,309)	(5,165,603)	(49,279)	(141,874)	(385,778)	(3,578,760)
Total increase (decrease) in net assets	2,693,514	3,643,686	56,912	(80,044)	(1,684,038)	1,769,899
Net assets at beginning of period	80,045,131	76,401,445	481,047	561,091	41,572,069	39,802,170
Net assets at end of period	$82,738,645	$80,045,131	$537,959	$481,047	$39,888,031	$41,572,069

	2021	2020	2021	2020	2021	2020

Units, beginning of period	1,854,531	1,966,269	13,356	17,524	1,195,775	1,271,662
Units issued	17,903	153,200	-	1,229	117,955	154,502
Units redeemed	(300,456)	(264,938)	(1,207)	(5,397)	(123,481)	(230,389)
Units, end of period	1,571,978	1,854,531	12,149	13,356	1,190,249	1,195,775

See accompanying notes.

27 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$5,768	$1,610	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(2,418)	(2,568)	(404,831)	(345,057)	(315,544)	(272,947)
Net investment income (loss)	3,350	(958)	(404,831)	(345,057)	(315,544)	(272,947)
Realized gains (losses) on investments:
Capital gain distributions received	454	10,405	3,687,356	3,361,896	2,791,948	2,544,952
Net realized gain (loss)	3,075	17,109	876,501	1,386,611	1,246,671	750,149
Realized gains (losses)	3,529	27,514	4,563,857	4,748,507	4,038,619	3,295,101
Unrealized appreciation (depreciation) during the period	(12,796)	5,771	(263,299)	2,329,638	(926,150)	1,914,889
Net increase (decrease) in net assets from operations	(5,917)	32,327	3,895,727	6,733,088	2,796,925	4,937,043
Changes from principal transactions:
Purchase payments	-	-	38,863	9,782	11,970	11,735
Transfers between sub-accounts and the company	23,205	1,497	(301,576)	(487,172)	(280,051)	(555,734)
Withdrawals	(5,607)	(88,598)	(2,179,698)	(2,155,834)	(2,862,874)	(1,825,513)
Annual contract fee	(2,065)	(2,005)	(7,192)	(8,172)	(49,104)	(45,937)
Net increase (decrease) in net assets from principal transactions	15,533	(89,106)	(2,449,603)	(2,641,396)	(3,180,059)	(2,415,449)
Total increase (decrease) in net assets	9,616	(56,779)	1,446,124	4,091,692	(383,134)	2,521,594
Net assets at beginning of period	246,492	303,271	26,684,338	22,592,646	19,774,652	17,253,058
Net assets at end of period	$256,108	$246,492	$28,130,462	$26,684,338	$19,391,518	$19,774,652

	2021	2020	2021	2020	2021	2020

Units, beginning of period	11,709	16,269	290,048	327,252	310,211	356,809
Units issued	1,169	2,053	2,698	10,528	33,380	37,859
Units redeemed	(405)	(6,613)	(23,653)	(47,732)	(79,732)	(84,457)
Units, end of period	12,473	11,709	269,093	290,048	263,859	310,211

See accompanying notes.

28 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series I		Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$-	$-	$-	$-	$108,607	$152,428
Expenses:
Mortality and expense risk and administrative charges	(223,843)	(177,470)	(193,919)	(154,191)	(288,658)	(259,353)
Net investment income (loss)	(223,843)	(177,470)	(193,919)	(154,191)	(180,051)	(106,925)
Realized gains (losses) on investments:
Capital gain distributions received	2,433,533	1,313,799	2,224,710	1,228,525	2,014,255	1,426,968
Net realized gain (loss)	(908,465)	(1,853,934)	(833,912)	(1,854,721)	375,403	15,053
Realized gains (losses)	1,525,068	(540,135)	1,390,798	(626,196)	2,389,658	1,442,021
Unrealized appreciation (depreciation) during the period	723,863	6,130,374	395,605	5,071,636	573,210	1,106,593
Net increase (decrease) in net assets from operations	2,025,088	5,412,769	1,592,484	4,291,249	2,782,817	2,441,689
Changes from principal transactions:
Purchase payments	8,160	22,419	21,238	54,860	8,620	35,934
Transfers between sub-accounts and the company	(90,684)	(350,179)	(150,045)	54,128	(192,765)	(166,154)
Withdrawals	(1,168,283)	(975,945)	(1,287,996)	(499,110)	(1,603,641)	(1,446,544)
Annual contract fee	(4,745)	(5,526)	(32,374)	(25,811)	(105,674)	(106,534)
Net increase (decrease) in net assets from principal transactions	(1,255,552)	(1,309,231)	(1,449,177)	(415,933)	(1,893,460)	(1,683,298)
Total increase (decrease) in net assets	769,536	4,103,538	143,307	3,875,316	889,357	758,391
Net assets at beginning of period	14,931,360	10,827,822	12,197,988	8,322,672	18,312,515	17,554,124
Net assets at end of period	$15,700,896	$14,931,360	$12,341,295	$12,197,988	$19,201,872	$18,312,515

	2021	2020	2021	2020	2021	2020
Units, beginning of period	323,059	360,266	179,304	187,949	570,981	632,718
Units issued	1,059	3,561	3,473	16,180	8,055	27,301
Units redeemed	(26,886)	(40,768)	(23,540)	(24,825)	(62,733)	(89,038)
Units, end of period	297,232	323,059	159,237	179,304	516,303	570,981

See accompanying notes.

29 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series II		Disciplined Value International Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$91,082	$127,924	$143,199	$209,178	$92,851	$63,306
Expenses:
Mortality and expense risk and administrative charges	(77,831)	(83,503)	(141,261)	(147,907)	(53,095)	(44,216)
Net investment income (loss)	13,251	44,421	1,938	61,271	39,756	19,090
Realized gains (losses) on investments:
Capital gain distributions received	211,221	-	372,637	-	-	-
Net realized gain (loss)	18,350	24,794	(16,812)	58,034	54,333	6,741
Realized gains (losses)	229,571	24,794	355,825	58,034	54,333	6,741
Unrealized appreciation (depreciation) during the period	(428,855)	301,051	(713,121)	492,817	287,970	(15,831)
Net increase (decrease) in net assets from operations	(186,033)	370,266	(355,358)	612,122	382,059	10,000
Changes from principal transactions:
Purchase payments	280	68,360	7,620	1,700	690	713
Transfers between sub-accounts and the company	(68,224)	10,097	(36,249)	814,566	(14,181)	(63,796)
Withdrawals	(375,276)	(428,024)	(1,473,241)	(597,986)	(172,092)	(182,149)
Annual contract fee	(2,234)	(2,798)	(17,795)	(18,012)	(1,160)	(1,282)
Net increase (decrease) in net assets from principal transactions	(445,454)	(352,365)	(1,519,665)	200,268	(186,743)	(246,514)
Total increase (decrease) in net assets	(631,487)	17,901	(1,875,023)	812,390	195,316	(236,514)
Net assets at beginning of period	5,572,919	5,555,018	9,816,375	9,003,985	3,404,505	3,641,019
Net assets at end of period	$4,941,432	$5,572,919	$7,941,352	$9,816,375	$3,599,821	$3,404,505

	2021	2020	2021	2020	2021	2020

Units, beginning of period	285,609	305,077	535,162	525,221	162,614	177,197
Units issued	3,002	23,583	82,368	85,099	1,941	3,396
Units redeemed	(26,257)	(43,051)	(166,438)	(75,158)	(10,063)	(17,979)
Units, end of period	262,354	285,609	451,092	535,162	154,492	162,614

See accompanying notes.

30 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value International Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$132,024	$89,831	$29,595	$29,994	$84,540	$67,275
Expenses:
Mortality and expense risk and administrative charges	(86,321)	(73,173)	(43,634)	(35,487)	(55,893)	(46,622)
Net investment income (loss)	45,703	16,658	(14,039)	(5,493)	28,647	20,653
Realized gains (losses) on investments:
Capital gain distributions received	-	-	118,508	133,200	-	-
Net realized gain (loss)	115,573	(45,031)	57,215	163,157	13,212	(195,008)
Realized gains (losses)	115,573	(45,031)	175,723	296,357	13,212	(195,008)
Unrealized appreciation (depreciation) during the period	424,047	12,413	480,346	55,012	302,088	185,433
Net increase (decrease) in net assets from operations	585,323	(15,960)	642,030	345,876	343,947	11,078
Changes from principal transactions:
Purchase payments	10,758	9,464	-	-	1,170	44,934
Transfers between sub-accounts and the company	10,810	(150,656)	(14,501)	(34,322)	111,907	(241,252)
Withdrawals	(431,018)	(310,001)	(52,320)	(336,201)	(152,649)	(178,985)
Annual contract fee	(14,610)	(13,633)	(11,804)	(10,597)	(16,311)	(16,100)
Net increase (decrease) in net assets from principal transactions	(424,060)	(464,826)	(78,625)	(381,120)	(55,883)	(391,403)
Total increase (decrease) in net assets	161,263	(480,786)	563,405	(35,244)	288,064	(380,325)
Net assets at beginning of period	5,298,109	5,778,895	2,507,504	2,542,748	3,583,090	3,963,415
Net assets at end of period	$5,459,372	$5,298,109	$3,070,909	$2,507,504	$3,871,154	$3,583,090

	2021	2020	2021	2020	2021	2020
Units, beginning of period	235,308	260,870	43,328	51,037	292,408	329,527
Units issued	10,241	13,792	30	1	16,803	39,753
Units redeemed	(28,432)	(39,354)	(1,207)	(7,710)	(20,697)	(76,872)
Units, end of period	217,117	235,308	42,151	43,328	288,514	292,408

See accompanying notes.

31 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series II		Financial Industries Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$426,642	$518,948	$332,843	$456,803	$6,857	$8,011
Expenses:
Mortality and expense risk and administrative charges	(316,335)	(255,369)	(304,439)	(263,143)	(12,627)	(9,363)
Net investment income (loss)	110,307	263,579	28,404	193,660	(5,770)	(1,352)
Realized gains (losses) on investments:
Capital gain distributions received	443,841	1,342,028	381,938	1,263,128	4,289	56,672
Net realized gain (loss)	192,925	(131,420)	(225,622)	(1,298,509)	19,785	(1,578)
Realized gains (losses)	636,766	1,210,608	156,316	(35,381)	24,074	55,094
Unrealized appreciation (depreciation) during the period	3,748,114	(1,800,346)	3,839,588	(756,269)	167,444	(52,273)
Net increase (decrease) in net assets from operations	4,495,187	(326,159)	4,024,308	(597,990)	185,748	1,469
Changes from principal transactions:
Purchase payments	48,379	40,090	11,557	10,157	5,480	2,370
Transfers between sub-accounts and the company	(46,926)	(203,686)	(570,528)	(1,754,900)	39,568	16,542
Withdrawals	(1,443,624)	(1,301,409)	(3,076,809)	(1,301,853)	(43,701)	(32,734)
Annual contract fee	(6,473)	(7,248)	(48,328)	(49,426)	(289)	(271)
Net increase (decrease) in net assets from principal transactions	(1,448,644)	(1,472,253)	(3,684,108)	(3,096,022)	1,058	(14,093)
Total increase (decrease) in net assets	3,046,543	(1,798,412)	340,200	(3,694,012)	186,806	(12,624)
Net assets at beginning of period	19,490,671	21,289,083	18,120,199	21,814,211	677,939	690,563
Net assets at end of period	$22,537,214	$19,490,671	$18,460,399	$18,120,199	$864,745	$677,939

	2021	2020	2021	2020	2021	2020
Units, beginning of period	313,892	344,895	585,159	700,320	25,350	25,903
Units issued	4,162	4,281	39,001	21,467	2,672	1,208
Units redeemed	(25,198)	(35,284)	(142,722)	(136,628)	(2,792)	(1,761)
Units, end of period	292,856	313,892	481,438	585,159	25,230	25,350

See accompanying notes.

32 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II		Fundamental Large Cap Value Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$27,618	$28,547	$-	$9,601	$172,860	$190,359
Expenses:
Mortality and expense risk and administrative charges	(50,124)	(37,685)	(100,712)	(78,341)	(332,369)	(259,603)
Net investment income (loss)	(22,506)	(9,138)	(100,712)	(68,740)	(159,509)	(69,244)
Realized gains (losses) on investments:
Capital gain distributions received	21,689	235,656	521,058	149,446	2,576,621	344,613
Net realized gain (loss)	185,616	13,062	312,711	444,702	938,205	504,682
Realized gains (losses)	207,305	248,718	833,769	594,148	3,514,826	849,295
Unrealized appreciation (depreciation) during the period	545,570	(238,348)	836,431	656,567	2,066,286	941,387
Net increase (decrease) in net assets from operations	730,369	1,232	1,569,488	1,181,975	5,421,603	1,721,438
Changes from principal transactions:
Purchase payments	1,566	35,294	10,871	984	55,749	48,851
Transfers between sub-accounts and the company	320,018	(190,238)	40,998	(252,921)	(82,945)	(162,811)
Withdrawals	(385,864)	(113,764)	(369,624)	(355,129)	(1,691,286)	(2,002,829)
Annual contract fee	(6,720)	(6,976)	(23,085)	(20,179)	(7,794)	(8,355)
Net increase (decrease) in net assets from principal transactions	(71,000)	(275,684)	(340,840)	(627,245)	(1,726,276)	(2,125,144)
Total increase (decrease) in net assets	659,369	(274,452)	1,228,648	554,730	3,695,327	(403,706)
Net assets at beginning of period	2,654,387	2,928,839	5,705,030	5,150,300	19,802,422	20,206,128
Net assets at end of period	$3,313,756	$2,654,387	$6,933,678	$5,705,030	$23,497,749	$19,802,422

	2021	2020	2021	2020	2021	2020

Units, beginning of period	95,670	105,216	98,529	111,030	559,472	629,134
Units issued	37,763	5,399	1,727	1,823	7,034	11,122
Units redeemed	(40,732)	(14,945)	(6,775)	(14,324)	(50,251)	(80,784)
Units, end of period	92,701	95,670	93,481	98,529	516,255	559,472

See accompanying notes.

33 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series II		Global Equity Trust Series I		Global Equity Trust Series II
	2021	2020	2021 (a)	2020	2021 (b)	2020

Income:
Dividend distributions received	$137,811	$174,921	$-	$64,516	$-	$45,198
Expenses:
Mortality and expense risk and administrative charges	(379,661)	(312,846)	(88,685)	(71,435)	(73,311)	(63,419)
Net investment income (loss)	(241,850)	(137,925)	(88,685)	(6,919)	(73,311)	(18,221)
Realized gains (losses) on investments:
Capital gain distributions received	2,689,214	383,212	-	44,979	-	36,935
Net realized gain (loss)	1,833,449	742,994	141,888	3,754	71,700	(19,056)
Realized gains (losses)	4,522,663	1,126,206	141,888	48,733	71,700	17,879
Unrealized appreciation (depreciation) during the period	1,514,238	1,011,757	1,087,282	236,806	840,020	125,991
Net increase (decrease) in net assets from operations	5,795,051	2,000,038	1,140,485	278,620	838,409	125,649
Changes from principal transactions:
Purchase payments	9,051	4,697	29,062	3,442	2,513	1,207
Transfers between sub-accounts and the company	(829,264)	(711,360)	(77,595)	398,411	176,323	(316,687)
Withdrawals	(2,226,812)	(1,735,373)	(453,215)	(307,217)	(291,540)	(233,186)
Annual contract fee	(78,521)	(75,383)	(6,471)	(3,393)	(14,154)	(17,803)
Net increase (decrease) in net assets from principal transactions	(3,125,546)	(2,517,419)	(508,219)	91,243	(126,858)	(566,469)
Total increase (decrease) in net assets	2,669,505	(517,381)	632,266	369,863	711,551	(440,820)
Net assets at beginning of period	21,829,637	22,347,018	5,975,183	5,605,320	4,439,924	4,880,744
Net assets at end of period	$24,499,142	$21,829,637	$6,607,449	$5,975,183	$5,151,475	$4,439,924

	2021	2020	2021	2020	2021	2020
Units, beginning of period	674,134	757,162	152,453	138,387	191,372	220,566
Units issued	32,258	32,719	624	25,081	11,080	3,879
Units redeemed	(108,054)	(115,747)	(12,359)	(11,015)	(17,166)	(33,073)
Units, end of period	598,338	674,134	140,718	152,453	185,286	191,372

(a)	Renamed on April 1, 2021. Previously known as Global Trust Series I.

(b)	Renamed on April 1, 2021. Previously known as Global Trust Series II.

See accompanying notes.

34 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$-	$-	$-	$-	$62,458	$82,005
Expenses:
Mortality and expense risk and administrative charges	(64,011)	(51,900)	(159,331)	(148,583)	(17,836)	(18,408)
Net investment income (loss)	(64,011)	(51,900)	(159,331)	(148,583)	44,622	63,597
Realized gains (losses) on investments:
Capital gain distributions received	404,103	365,337	1,087,633	1,080,549	-	-
Net realized gain (loss)	44,666	(64,709)	541,581	(375,224)	(17,633)	(37,404)
Realized gains (losses)	448,769	300,628	1,629,214	705,325	(17,633)	(37,404)
Unrealized appreciation (depreciation) during the period	(37,287)	546,181	(541,522)	1,582,046	28,496	23,452
Net increase (decrease) in net assets from operations	347,471	794,909	928,361	2,138,788	55,485	49,645
Changes from principal transactions:
Purchase payments	240	300	2,657	2,382	-	-
Transfers between sub-accounts and the company	48,398	60,256	(437,107)	(862,459)	37,171	16,116
Withdrawals	(134,379)	(95,787)	(1,288,698)	(1,146,561)	(166,447)	(136,224)
Annual contract fee	(2,122)	(2,051)	(28,006)	(26,408)	(2,545)	(2,575)
Net increase (decrease) in net assets from principal transactions	(87,863)	(37,282)	(1,751,154)	(2,033,046)	(131,821)	(122,683)
Total increase (decrease) in net assets	259,608	757,627	(822,793)	105,742	(76,336)	(73,038)
Net assets at beginning of period	3,962,201	3,204,574	10,560,177	10,454,435	1,328,708	1,401,746
Net assets at end of period	$4,221,809	$3,962,201	$9,737,384	$10,560,177	$1,252,372	$1,328,708

	2021	2020	2021	2020	2021	2020
Units, beginning of period	36,775	37,259	98,533	122,300	51,874	56,905
Units issued	4,154	2,707	6,688	4,273	5,722	2,406
Units redeemed	(5,208)	(3,191)	(21,877)	(28,040)	(10,941)	(7,437)
Units, end of period	35,721	36,775	83,344	98,533	46,655	51,874

See accompanying notes.

35 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series II		International Equity Index Series I		International Equity Index Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$192,754	$242,388	$18,944	$14,103	$101,069	$82,556
Expenses:
Mortality and expense risk and administrative charges	(65,099)	(66,333)	(10,339)	(8,481)	(65,565)	(55,380)
Net investment income (loss)	127,655	176,055	8,605	5,622	35,504	27,176
Realized gains (losses) on investments:
Capital gain distributions received	-	-	8,822	5,545	50,843	35,149
Net realized gain (loss)	46,567	(99,871)	8,328	(978)	103,911	36,084
Realized gains (losses)	46,567	(99,871)	17,150	4,567	154,754	71,233
Unrealized appreciation (depreciation) during the period	(11,699)	57,092	13,955	32,382	47,861	188,931
Net increase (decrease) in net assets from operations	162,523	133,276	39,710	42,571	238,119	287,340
Changes from principal transactions:
Purchase payments	4,830	2,972	160	240	593	962
Transfers between sub-accounts and the company	53,747	(154,820)	65,101	(31,751)	52,034	(6,522)
Withdrawals	(616,784)	(601,518)	(14,835)	(35,471)	(217,167)	(289,763)
Annual contract fee	(12,095)	(13,095)	(288)	(280)	(13,943)	(13,467)
Net increase (decrease) in net assets from principal transactions	(570,302)	(766,461)	50,138	(67,262)	(178,483)	(308,790)
Total increase (decrease) in net assets	(407,779)	(633,185)	89,848	(24,691)	59,636	(21,450)
Net assets at beginning of period	4,219,947	4,853,132	652,755	677,446	4,123,052	4,144,502
Net assets at end of period	$3,812,168	$4,219,947	$742,603	$652,755	$4,182,688	$4,123,052

	2021	2020	2021	2020	2021	2020
Units, beginning of period	157,183	185,792	35,263	39,889	226,639	248,706
Units issued	43,279	34,321	4,069	2,281	7,467	20,501
Units redeemed	(62,651)	(62,930)	(1,519)	(6,907)	(16,463)	(42,568)
Units, end of period	137,811	157,183	37,813	35,263	217,643	226,639

See accompanying notes.

36 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series NAV		International Small Company Trust Series I		International Small Company Trust Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$27,895	$22,640	$17,005	$23,084	$32,055	$46,225
Expenses:
Mortality and expense risk and administrative charges	(17,273)	(15,162)	(19,464)	(16,029)	(45,103)	(36,196)
Net investment income (loss)	10,622	7,478	(2,459)	7,055	(13,048)	10,029
Realized gains (losses) on investments:
Capital gain distributions received	12,754	8,735	38,290	38,095	84,708	83,942
Net realized gain (loss)	24,975	32,245	44,949	32,329	107,694	39,235
Realized gains (losses)	37,729	40,980	83,239	70,424	192,402	123,177
Unrealized appreciation (depreciation) during the period	11,508	35,209	73,680	(9,281)	147,588	8,252
Net increase (decrease) in net assets from operations	59,859	83,667	154,460	68,198	326,942	141,458
Changes from principal transactions:
Purchase payments	-	-	397	397	826	528
Transfers between sub-accounts and the company	(1,919)	(38,081)	(2,008)	(16,461)	(20,665)	(24,601)
Withdrawals	(30,908)	(63,841)	(96,389)	(112,580)	(172,396)	(95,796)
Annual contract fee	(4,680)	(4,661)	(493)	(584)	(9,631)	(7,940)
Net increase (decrease) in net assets from principal transactions	(37,507)	(106,583)	(98,493)	(129,228)	(201,866)	(127,809)
Total increase (decrease) in net assets	22,352	(22,916)	55,967	(61,030)	125,076	13,649
Net assets at beginning of period	1,033,825	1,056,741	1,290,083	1,351,113	2,798,811	2,785,162
Net assets at end of period	$1,056,177	$1,033,825	$1,346,050	$1,290,083	$2,923,887	$2,798,811

	2021	2020	2021	2020	2021	2020

Units, beginning of period	70,306	78,336	55,275	62,270	124,772	132,272
Units issued	2,743	4,104	655	773	2,877	5,457
Units redeemed	(5,153)	(12,134)	(4,475)	(7,768)	(11,006)	(12,957)
Units, end of period	67,896	70,306	51,455	55,275	116,643	124,772

See accompanying notes.

37 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Balanced Portfolio Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$42,791	$51,134	$255,930	$291,153	$186,695	$177,432
Expenses:
Mortality and expense risk and administrative charges	(30,697)	(33,554)	(216,606)	(208,631)	(101,949)	(98,030)
Net investment income (loss)	12,094	17,580	39,324	82,522	84,746	79,402
Realized gains (losses) on investments:
Capital gain distributions received	46,456	1,209	307,680	7,514	304,379	242,823
Net realized gain (loss)	(1,085)	15,064	130,793	(3,193)	155,225	112,199
Realized gains (losses)	45,371	16,273	438,473	4,321	459,604	355,022
Unrealized appreciation (depreciation) during the period	(117,032)	145,242	(901,226)	872,822	32,614	332,344
Net increase (decrease) in net assets from operations	(59,567)	179,095	(423,429)	959,665	576,964	766,768
Changes from principal transactions:
Purchase payments	139,075	5,180	24,916	2,041	2,400	2,400
Transfers between sub-accounts and the company	(74,318)	15,420	475,661	1,544,325	(98,855)	(20,181)
Withdrawals	(201,670)	(359,850)	(1,433,179)	(1,623,445)	(663,314)	(1,045,123)
Annual contract fee	(2,474)	(2,743)	(43,047)	(47,753)	(19,500)	(21,033)
Net increase (decrease) in net assets from principal transactions	(139,387)	(341,993)	(975,649)	(124,832)	(779,269)	(1,083,937)
Total increase (decrease) in net assets	(198,954)	(162,898)	(1,399,078)	834,833	(202,305)	(317,169)
Net assets at beginning of period	2,262,717	2,425,615	14,681,866	13,847,033	7,563,553	7,880,722
Net assets at end of period	$2,063,763	$2,262,717	$13,282,788	$14,681,866	$7,361,248	$7,563,553

	2021	2020	2021	2020	2021	2020
Units, beginning of period	66,993	80,267	691,660	701,131	410,475	475,173
Units issued	6,245	2,544	126,480	204,166	5,272	1,643
Units redeemed	(10,967)	(15,818)	(168,553)	(213,637)	(45,851)	(66,341)
Units, end of period	62,271	66,993	649,587	691,660	369,896	410,475

See accompanying notes.

38 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$7,528,189	$6,875,951	$74,810	$67,012	$1,481,711	$1,522,033
Expenses:
Mortality and expense risk and administrative charges	(4,658,567)	(4,268,300)	(36,963)	(36,109)	(838,867)	(851,522)
Net investment income (loss)	2,869,622	2,607,651	37,847	30,903	642,844	670,511
Realized gains (losses) on investments:
Capital gain distributions received	13,077,968	10,156,199	58,806	49,720	1,260,425	1,205,928
Net realized gain (loss)	5,641,772	3,182,648	23,511	12,996	665,867	531,801
Realized gains (losses)	18,719,740	13,338,847	82,317	62,716	1,926,292	1,737,729
Unrealized appreciation (depreciation) during the period	2,313,123	14,789,748	(88,943)	117,495	(1,875,338)	2,614,582
Net increase (decrease) in net assets from operations	23,902,485	30,736,246	31,221	211,114	693,798	5,022,822
Changes from principal transactions:
Purchase payments	665,057	2,544,292	-	-	81,249	158,647
Transfers between sub-accounts and the company	5,652,740	3,687,998	360,525	75,384	(903,836)	3,566,186
Withdrawals	(23,799,544)	(25,089,086)	(294,461)	(242,049)	(4,679,116)	(7,421,694)
Annual contract fee	(1,649,598)	(1,669,339)	(2,303)	(2,504)	(366,791)	(382,378)
Net increase (decrease) in net assets from principal transactions	(19,131,345)	(20,526,135)	63,761	(169,169)	(5,868,494)	(4,079,239)
Total increase (decrease) in net assets	4,771,140	10,210,111	94,982	41,945	(5,174,696)	943,583
Net assets at beginning of period	317,207,942	306,997,831	2,463,244	2,421,299	60,087,423	59,143,840
Net assets at end of period	$321,979,082	$317,207,942	$2,558,226	$2,463,244	$54,912,727	$60,087,423

	2021	2020	2021	2020	2021	2020

Units, beginning of period	16,900,865	18,135,090	148,617	159,013	3,650,281	3,915,997
Units issued	437,981	797,808	22,317	5,766	92,317	437,990
Units redeemed	(1,423,917)	(2,032,033)	(18,192)	(16,162)	(444,295)	(703,706)
Units, end of period	15,914,929	16,900,865	152,742	148,617	3,298,303	3,650,281

See accompanying notes.

39 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$267,383	$229,010	$14,075,995	$13,199,098	$3,093	$3,080
Expenses:
Mortality and expense risk and administrative charges	(155,671)	(128,419)	(9,534,313)	(8,534,712)	(1,559)	(3,233)
Net investment income (loss)	111,712	100,591	4,541,682	4,664,386	1,534	(153)
Realized gains (losses) on investments:
Capital gain distributions received	744,860	502,520	43,253,477	31,838,761	8,421	14,015
Net realized gain (loss)	333,977	63,811	16,024,011	9,421,628	1,014	(570)
Realized gains (losses)	1,078,837	566,331	59,277,488	41,260,389	9,435	13,445
Unrealized appreciation (depreciation) during the period	107,131	381,441	12,971,816	20,032,270	4,505	145
Net increase (decrease) in net assets from operations	1,297,680	1,048,363	76,790,986	65,957,045	15,474	13,437
Changes from principal transactions:
Purchase payments	20,312	13,581	2,996,429	3,545,054	-	-
Transfers between sub-accounts and the company	1,002,863	(117,167)	14,466,148	(9,922,045)	-	-
Withdrawals	(821,167)	(571,550)	(55,940,544)	(53,753,390)	(5,579)	(153,249)
Annual contract fee	(26,209)	(27,406)	(3,568,652)	(3,641,118)	-	-
Net increase (decrease) in net assets from principal transactions	175,799	(702,542)	(42,046,619)	(63,771,499)	(5,579)	(153,249)
Total increase (decrease) in net assets	1,473,479	345,821	34,744,367	2,185,546	9,895	(139,812)
Net assets at beginning of period	10,301,056	9,955,235	643,823,748	641,638,202	123,388	263,200
Net assets at end of period	$11,774,535	$10,301,056	$678,568,115	$643,823,748	$133,283	$123,388

	2021	2020	2021	2020	2021	2020
Units, beginning of period	521,396	564,703	31,621,700	35,215,960	7,711	18,557
Units issued	70,618	1,527	1,056,455	974,994	-	-
Units redeemed	(61,978)	(44,834)	(3,004,994)	(4,569,254)	(325)	(10,846)
Units, end of period	530,036	521,396	29,673,161	31,621,700	7,386	7,711

See accompanying notes.

40 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II		Managed Volatility Balanced Portfolio Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$67,469	$60,848	$2,412,798	$2,266,252	$148,563	$152,575
Expenses:
Mortality and expense risk and administrative charges	(35,057)	(33,189)	(1,446,854)	(1,382,567)	(86,242)	(91,847)
Net investment income (loss)	32,412	27,659	965,944	883,685	62,321	60,728
Realized gains (losses) on investments:
Capital gain distributions received	94,254	71,733	3,679,743	2,899,735	-	336,098
Net realized gain (loss)	23,029	36,529	1,541,731	917,147	9,269	(87,780)
Realized gains (losses)	117,283	108,262	5,221,474	3,816,882	9,269	248,318
Unrealized appreciation (depreciation) during the period	(7,515)	108,522	(857,687)	4,490,152	409,438	(341,054)
Net increase (decrease) in net assets from operations	142,180	244,443	5,329,731	9,190,719	481,028	(32,008)
Changes from principal transactions:
Purchase payments	-	-	233,948	59,957	12,000	12,000
Transfers between sub-accounts and the company	41,257	(383)	1,168,625	2,057,749	(208,244)	(251,145)
Withdrawals	(119,416)	(436,989)	(7,541,593)	(10,007,943)	(551,300)	(618,990)
Annual contract fee	(5,799)	(5,735)	(559,508)	(576,197)	(14,683)	(14,785)
Net increase (decrease) in net assets from principal transactions	(83,958)	(443,107)	(6,698,528)	(8,466,434)	(762,227)	(872,920)
Total increase (decrease) in net assets	58,222	(198,664)	(1,368,797)	724,285	(281,199)	(904,928)
Net assets at beginning of period	2,473,898	2,672,562	99,409,571	98,685,286	6,229,577	7,134,505
Net assets at end of period	$2,532,120	$2,473,898	$98,040,774	$99,409,571	$5,948,378	$6,229,577

	2021	2020	2021	2020	2021	2020
Units, beginning of period	139,764	167,300	5,526,188	6,049,376	221,710	254,634
Units issued	2,629	8	164,358	300,944	1,504	987
Units redeemed	(7,075)	(27,544)	(524,714)	(824,132)	(24,975)	(33,911)
Units, end of period	135,318	139,764	5,165,832	5,526,188	198,239	221,710

See accompanying notes.

41 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series		Managed Volatility Conservative Portfolio		Managed Volatility Conservative Portfolio
	II		Series I		Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$3,857,895	$3,897,601	$36,742	$42,150	$982,546	$1,094,732
Expenses:
Mortality and expense risk and administrative charges	(2,463,449)	(2,539,385)	(18,042)	(22,897)	(525,177)	(599,520)
Net investment income (loss)	1,394,446	1,358,216	18,700	19,253	457,369	495,212
Realized gains (losses) on investments:
Capital gain distributions received	-	8,988,421	-	21,377	-	548,236
Net realized gain (loss)	(513,254)	(511,488)	(3,612)	(24,902)	(301,404)	(805,028)
Realized gains (losses)	(513,254)	8,476,933	(3,612)	(3,525)	(301,404)	(256,792)
Unrealized appreciation (depreciation) during the period	12,263,999	(11,162,699)	8,590	20,273	466,976	426,615
Net increase (decrease) in net assets from operations	13,145,191	(1,327,550)	23,678	36,001	622,941	665,035
Changes from principal transactions:
Purchase payments	910,895	71,897	-	9,639	4,260	10,860
Transfers between sub-accounts and the company	(5,137,612)	(4,849,864)	(143,610)	(43,713)	600,549	266,618
Withdrawals	(14,793,562)	(18,565,032)	(64,169)	(275,382)	(5,442,465)	(5,199,334)
Annual contract fee	(955,269)	(1,050,913)	(276)	(440)	(233,640)	(268,269)
Net increase (decrease) in net assets from principal transactions	(19,975,548)	(24,393,912)	(208,055)	(309,896)	(5,071,296)	(5,190,125)
Total increase (decrease) in net assets	(6,830,357)	(25,721,462)	(184,377)	(273,895)	(4,448,355)	(4,525,090)
Net assets at beginning of period	172,333,880	198,055,342	1,394,549	1,668,444	38,661,243	43,186,333
Net assets at end of period	$165,503,523	$172,333,880	$1,210,172	$1,394,549	$34,212,888	$38,661,243

	2021	2020	2021	2020	2021	2020

Units, beginning of period	7,556,082	8,660,577	44,596	55,022	1,910,257	2,165,305
Units issued	63,680	114,025	29	6,111	97,998	216,681
Units redeemed	(944,084)	(1,218,520)	(6,266)	(16,537)	(345,020)	(471,729)
Units, end of period	6,675,678	7,556,082	38,359	44,596	1,663,235	1,910,257

See accompanying notes.

42 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

			Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio
	Managed Volatility Growth Portfolio Series I		II		Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$83,173	$73,480	$3,764,550	$3,570,054	$70,038	$68,479
Expenses:
Mortality and expense risk and administrative charges	(52,217)	(49,719)	(2,829,764)	(2,779,072)	(39,276)	(38,716)
Net investment income (loss)	30,956	23,761	934,786	790,982	30,762	29,763
Realized gains (losses) on investments:
Capital gain distributions received	-	200,798	-	11,017,011	-	118,056
Net realized gain (loss)	51,473	12,521	338,157	624,921	(9,920)	(14,858)
Realized gains (losses)	51,473	213,319	338,157	11,641,932	(9,920)	103,198
Unrealized appreciation (depreciation) during the period	305,572	(400,281)	18,562,570	(20,670,180)	139,149	(96,455)
Net increase (decrease) in net assets from operations	388,001	(163,201)	19,835,513	(8,237,266)	159,991	36,506
Changes from principal transactions:
Purchase payments	-	9,000	1,391,261	161,847	-	6,426
Transfers between sub-accounts and the company	377,190	(263,828)	(844,017)	(4,987,450)	(34,123)	(4,355)
Withdrawals	(449,886)	(206,777)	(17,535,154)	(19,049,998)	(160,433)	(169,078)
Annual contract fee	(9,324)	(9,103)	(1,185,703)	(1,275,361)	(1,482)	(1,478)
Net increase (decrease) in net assets from principal transactions	(82,020)	(470,708)	(18,173,613)	(25,150,962)	(196,038)	(168,485)
Total increase (decrease) in net assets	305,981	(633,909)	1,661,900	(33,388,228)	(36,047)	(131,979)
Net assets at beginning of period	3,543,569	4,177,478	187,776,667	221,164,895	2,624,911	2,756,890
Net assets at end of period	$3,849,550	$3,543,569	$189,438,567	$187,776,667	$2,588,864	$2,624,911

	2021	2020	2021	2020	2021	2020
Units, beginning of period	135,331	153,581	8,216,688	9,391,045	84,576	90,925
Units issued	16,846	1,780	215,004	196,272	111	327
Units redeemed	(19,474)	(20,030)	(991,251)	(1,370,629)	(6,510)	(6,676)
Units, end of period	132,703	135,331	7,440,441	8,216,688	78,177	84,576

See accompanying notes.

43 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio
	Series II		Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series II
	2021	2020	2021 (c)	2020	2021 (d)	2020

Income:
Dividend distributions received	$1,575,059	$1,633,989	$-	$-	$-	$-
Expenses:
Mortality and expense risk and administrative charges	(892,311)	(944,505)	(147,114)	(112,111)	(232,427)	(192,333)
Net investment income (loss)	682,748	689,484	(147,114)	(112,111)	(232,427)	(192,333)
Realized gains (losses) on investments:
Capital gain distributions received	-	3,071,854	2,632,093	1,032,626	4,380,332	1,913,118
Net realized gain (loss)	(1,652,729)	(1,609,549)	251,307	265,840	760,379	582,509
Realized gains (losses)	(1,652,729)	1,462,305	2,883,400	1,298,466	5,140,711	2,495,627
Unrealized appreciation (depreciation) during the period	4,896,670	(1,481,058)	(2,523,809)	2,621,207	(4,619,385)	4,082,092
Net increase (decrease) in net assets from operations	3,926,689	670,731	212,477	3,807,562	288,899	6,385,386
Changes from principal transactions:
Purchase payments	162,850	39,799	75,006	16,281	8,752	18,726
Transfers between sub-accounts and the company	(3,100,491)	(1,040,855)	(161,060)	(268,310)	(738,806)	(1,990,286)
Withdrawals	(5,446,922)	(6,773,960)	(379,039)	(751,934)	(690,234)	(617,462)
Annual contract fee	(385,844)	(415,913)	(4,064)	(4,192)	(41,485)	(37,831)
Net increase (decrease) in net assets from principal transactions	(8,770,407)	(8,190,929)	(469,157)	(1,008,155)	(1,461,773)	(2,626,853)
Total increase (decrease) in net assets	(4,843,718)	(7,520,198)	(256,680)	2,799,407	(1,172,874)	3,758,533
Net assets at beginning of period	66,826,333	74,346,531	9,466,957	6,667,550	15,172,862	11,414,329
Net assets at end of period	$61,982,615	$66,826,333	$9,210,277	$9,466,957	$13,999,988	$15,172,862

	2021	2020	2021	2020	2021	2020
Units, beginning of period	3,015,873	3,417,974	132,564	152,658	179,121	218,275
Units issued	56,384	54,403	1,690	4,313	2,696	6,271
Units redeemed	(416,583)	(456,504)	(7,718)	(24,407)	(19,763)	(45,425)
Units, end of period	2,655,674	3,015,873	126,536	132,564	162,054	179,121

(c)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

(d)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

See accompanying notes.

44 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Value Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$43,627	$60,467	$72,185	$119,115	$16,386	$22,616
Expenses:
Mortality and expense risk and administrative charges	(73,233)	(57,235)	(169,340)	(132,834)	(26,350)	(21,567)
Net investment income (loss)	(29,606)	3,232	(97,155)	(13,719)	(9,964)	1,049
Realized gains (losses) on investments:
Capital gain distributions received	268,966	401,691	587,945	897,594	79,690	32,119
Net realized gain (loss)	51,247	(62,810)	352,649	(129,488)	18,948	(57,279)
Realized gains (losses)	320,213	338,881	940,594	768,106	98,638	(25,160)
Unrealized appreciation (depreciation) during the period	689,575	90,855	1,279,447	212,897	250,799	122,338
Net increase (decrease) in net assets from operations	980,182	432,968	2,122,886	967,284	339,473	98,227
Changes from principal transactions:
Purchase payments	3,483	3,643	16,945	2,367	650	640
Transfers between sub-accounts and the company	(29,788)	(113,668)	(61,542)	(316,373)	38,618	(64,996)
Withdrawals	(394,117)	(340,307)	(1,329,268)	(563,530)	(164,885)	(133,728)
Annual contract fee	(1,096)	(1,203)	(32,516)	(28,540)	(956)	(926)
Net increase (decrease) in net assets from principal transactions	(421,518)	(451,535)	(1,406,381)	(906,076)	(126,573)	(199,010)
Total increase (decrease) in net assets	558,664	(18,567)	716,505	61,208	212,900	(100,783)
Net assets at beginning of period	4,507,150	4,525,717	9,840,653	9,779,445	1,556,347	1,657,130
Net assets at end of period	$5,065,814	$4,507,150	$10,557,158	$9,840,653	$1,769,247	$1,556,347

	2021	2020	2021	2020	2021	2020
Units, beginning of period	85,089	95,319	217,511	240,317	40,452	46,890
Units issued	1,942	655	18,566	12,221	3,690	2,375
Units redeemed	(8,862)	(10,885)	(45,400)	(35,027)	(6,560)	(8,813)
Units, end of period	78,169	85,089	190,677	217,511	37,582	40,452

See accompanying notes.

45 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$55,541	$84,036	$52	$5,202	$256	$21,301
Expenses:
Mortality and expense risk and administrative charges	(109,063)	(89,606)	(22,779)	(24,289)	(108,855)	(126,284)
Net investment income (loss)	(53,522)	(5,570)	(22,727)	(19,087)	(108,599)	(104,983)
Realized gains (losses) on investments:
Capital gain distributions received	333,183	134,441	-	-	-	-
Net realized gain (loss)	103,020	(558,842)	-	-	-	-
Realized gains (losses)	436,203	(424,401)	-	-	-	-
Unrealized appreciation (depreciation) during the period	1,018,991	796,389	-	(2)	-	(1)
Net increase (decrease) in net assets from operations	1,401,672	366,418	(22,727)	(19,089)	(108,599)	(104,984)
Changes from principal transactions:
Purchase payments	1,659	832	-	-	-	-
Transfers between sub-accounts and the company	8,530	(598,431)	(389,142)	(17,575)	(253,587)	(75,916)
Withdrawals	(546,267)	(360,919)	316,412	(85,612)	(929,464)	(676,622)
Annual contract fee	(20,272)	(19,390)	(2,790)	(3,063)	(65,340)	(73,443)
Net increase (decrease) in net assets from principal transactions	(556,350)	(977,908)	(75,520)	(106,250)	(1,248,391)	(825,981)
Total increase (decrease) in net assets	845,322	(611,490)	(98,247)	(125,339)	(1,356,990)	(930,965)
Net assets at beginning of period	6,388,937	7,000,427	1,598,423	1,723,762	8,080,751	9,011,716
Net assets at end of period	$7,234,259	$6,388,937	$1,500,176	$1,598,423	$6,723,761	$8,080,751

	2021	2020	2021	2020	2021	2020

Units, beginning of period	173,183	204,467	109,203	116,476	717,429	791,059
Units issued	8,012	4,433	1,578	6,385	2,035	6,626
Units redeemed	(20,827)	(35,717)	(6,694)	(13,658)	(112,687)	(80,256)
Units, end of period	160,368	173,183	104,087	109,203	606,777	717,429

See accompanying notes.

46 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$19	$2,197	$36,739	$54,426	$164,827	$225,094
Expenses:
Mortality and expense risk and administrative charges	(8,946)	(10,220)	(19,341)	(19,593)	(98,055)	(96,220)
Net investment income (loss)	(8,927)	(8,023)	17,398	34,833	66,772	128,874
Realized gains (losses) on investments:
Capital gain distributions received	-	-	50,146	-	242,154	-
Net realized gain (loss)	-	-	(861)	927	54,726	(12,584)
Realized gains (losses)	-	-	49,285	927	296,880	(12,584)
Unrealized appreciation (depreciation) during the period	-	-	(113,999)	122,993	(601,954)	530,665
Net increase (decrease) in net assets from operations	(8,927)	(8,023)	(47,316)	158,753	(238,302)	646,955
Changes from principal transactions:
Purchase payments	-	-	230	1,370	5,002	1,352
Transfers between sub-accounts and the company	15,393	(3,083)	(38,141)	718	566,657	(203,947)
Withdrawals	(48,155)	(87,300)	(109,460)	(44,633)	(586,055)	(498,571)
Annual contract fee	(2,310)	(2,956)	(548)	(696)	(17,984)	(21,131)
Net increase (decrease) in net assets from principal transactions	(35,072)	(93,339)	(147,919)	(43,241)	(32,380)	(722,297)
Total increase (decrease) in net assets	(43,999)	(101,362)	(195,235)	115,512	(270,682)	(75,342)
Net assets at beginning of period	573,844	675,206	1,446,263	1,330,751	6,430,389	6,505,731
Net assets at end of period	$529,845	$573,844	$1,251,028	$1,446,263	$6,159,707	$6,430,389

	2021	2020	2021	2020	2021	2020

Units, beginning of period	47,294	54,955	34,518	35,712	284,550	320,524
Units issued	1,269	1,775	339	470	42,712	27,572
Units redeemed	(4,161)	(9,436)	(3,941)	(1,664)	(42,160)	(63,546)
Units, end of period	44,402	47,294	30,916	34,518	285,102	284,550

See accompanying notes.

47 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$97,305	$38,978	$22,541	$25,569	$70,688	$88,219
Expenses:
Mortality and expense risk and administrative charges	(13,990)	(12,817)	(22,827)	(20,543)	(89,308)	(77,251)
Net investment income (loss)	83,315	26,161	(286)	5,026	(18,620)	10,968
Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	152,199	-	581,740
Net realized gain (loss)	11,423	(8,307)	46,207	124,015	345,550	155,081
Realized gains (losses)	11,423	(8,307)	46,207	276,214	345,550	736,821
Unrealized appreciation (depreciation) during the period	29,050	28,770	513,515	(424,794)	1,765,960	(1,216,294)
Net increase (decrease) in net assets from operations	123,788	46,624	559,436	(143,554)	2,092,890	(468,505)
Changes from principal transactions:
Purchase payments	-	-	105	105	3,740	22,036
Transfers between sub-accounts and the company	(73,482)	(3,735)	(44,127)	(136,267)	(33,514)	(9,567)
Withdrawals	(82,077)	(62,050)	(42,369)	(162,949)	(839,786)	(346,282)
Annual contract fee	(2,566)	(2,847)	(546)	(595)	(11,976)	(11,509)
Net increase (decrease) in net assets from principal transactions	(158,125)	(68,632)	(86,937)	(299,706)	(881,536)	(345,322)
Total increase (decrease) in net assets	(34,337)	(22,008)	472,499	(443,260)	1,211,354	(813,827)
Net assets at beginning of period	895,238	917,246	1,302,016	1,745,276	5,047,787	5,861,614
Net assets at end of period	$860,901	$895,238	$1,774,515	$1,302,016	$6,259,141	$5,047,787

	2021	2020	2021	2020	2021	2020

Units, beginning of period	38,655	42,022	21,230	26,430	112,237	120,247
Units issued	197	383	291	654	4,564	7,109
Units redeemed	(6,286)	(3,750)	(1,483)	(5,854)	(20,638)	(15,119)
Units, end of period	32,566	38,655	20,038	21,230	96,163	112,237

See accompanying notes.

48 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Select Bond Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$-	$-	$-	$-	$15,684	$15,494
Expenses:
Mortality and expense risk and administrative charges	(152,282)	(122,916)	(188,668)	(147,524)	(5,271)	(6,059)
Net investment income (loss)	(152,282)	(122,916)	(188,668)	(147,524)	10,413	9,435
Realized gains (losses) on investments:
Capital gain distributions received	1,997,983	899,130	2,680,479	1,111,280	2,645	-
Net realized gain (loss)	952,490	467,709	1,025,497	613,423	941	16,050
Realized gains (losses)	2,950,473	1,366,839	3,705,976	1,724,703	3,586	16,050
Unrealized appreciation (depreciation) during the period	(2,092,847)	2,617,209	(2,755,382)	2,791,560	(25,494)	24,426
Net increase (decrease) in net assets from operations	705,344	3,861,132	761,926	4,368,739	(11,495)	49,911
Changes from principal transactions:
Purchase payments	75,626	17,314	11,415	1,725	-	-
Transfers between sub-accounts and the company	(785,149)	(186,584)	1,561,668	(788,086)	52,437	15,129
Withdrawals	(661,302)	(664,519)	(1,281,875)	(588,485)	(12,649)	(237,398)
Annual contract fee	(3,411)	(3,883)	(38,044)	(27,228)	(4,607)	(4,846)
Net increase (decrease) in net assets from principal transactions	(1,374,236)	(837,672)	253,164	(1,402,074)	35,181	(227,115)
Total increase (decrease) in net assets	(668,892)	3,023,460	1,015,090	2,966,665	23,686	(177,204)
Net assets at beginning of period	10,544,246	7,520,786	11,797,729	8,831,064	547,562	724,766
Net assets at end of period	$9,875,354	$10,544,246	$12,812,819	$11,797,729	$571,248	$547,562

	2021	2020	2021	2020	2021	2020

Units, beginning of period	160,306	175,218	139,747	162,236	33,830	48,413
Units issued	4,720	8,401	47,068	46,427	3,337	5,449
Units redeemed	(26,844)	(23,313)	(45,977)	(68,916)	(1,101)	(20,032)
Units, end of period	138,182	160,306	140,838	139,747	36,066	33,830

See accompanying notes.

49 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series II		Short Term Government Income Trust Series I		Short Term Government Income Trust Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$1,450,349	$1,516,082	$38,341	$39,534	$50,774	$72,156
Expenses:
Mortality and expense risk and administrative charges	(858,237)	(814,905)	(34,756)	(35,529)	(56,433)	(68,445)
Net investment income (loss)	592,112	701,177	3,585	4,005	(5,659)	3,711
Realized gains (losses) on investments:
Capital gain distributions received	263,208	-	-	-	-	-
Net realized gain (loss)	367,252	612,550	(9,473)	(3,576)	(26,293)	50,089
Realized gains (losses)	630,460	612,550	(9,473)	(3,576)	(26,293)	50,089
Unrealized appreciation (depreciation) during the period	(2,856,109)	2,258,435	(64,614)	43,802	(84,469)	1,383
Net increase (decrease) in net assets from operations	(1,633,537)	3,572,162	(70,502)	44,231	(116,421)	55,183
Changes from principal transactions:
Purchase payments	15,445	15,984	129,668	28,480	18,813	1,000
Transfers between sub-accounts and the company	4,797,529	5,029,468	(33,116)	280,874	(229,999)	2,255,745
Withdrawals	(5,163,198)	(4,900,719)	(258,710)	(157,482)	(404,354)	(182,867)
Annual contract fee	(223,692)	(234,173)	(688)	(907)	(8,324)	(8,247)
Net increase (decrease) in net assets from principal transactions	(573,916)	(89,440)	(162,846)	150,965	(623,864)	2,065,631
Total increase (decrease) in net assets	(2,207,453)	3,482,722	(233,348)	195,196	(740,285)	2,120,814
Net assets at beginning of period	57,591,942	54,109,220	2,347,843	2,152,647	4,908,193	2,787,379
Net assets at end of period	$55,384,489	$57,591,942	$2,114,495	$2,347,843	$4,167,908	$4,908,193

	2021	2020	2021	2020	2021	2020

Units, beginning of period	3,867,040	3,893,149	189,352	176,853	406,341	235,799
Units issued	557,038	1,597,503	14,643	40,694	240,090	399,304
Units redeemed	(593,980)	(1,623,612)	(28,053)	(28,195)	(287,241)	(228,762)
Units, end of period	3,830,098	3,867,040	175,942	189,352	359,190	406,341

See accompanying notes.

50 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$1,581	$2,619	$24,260	$57,017	$13,275	$13,619
Expenses:
Mortality and expense risk and administrative charges	(3,889)	(2,912)	(97,720)	(72,191)	(39,876)	(27,871)
Net investment income (loss)	(2,308)	(293)	(73,460)	(15,174)	(26,601)	(14,252)
Realized gains (losses) on investments:
Capital gain distributions received	19,644	13,596	446,710	341,248	57,256	112,581
Net realized gain (loss)	9,449	(21,551)	101,543	(5,026)	11,333	(67,262)
Realized gains (losses)	29,093	(7,955)	548,253	336,222	68,589	45,319
Unrealized appreciation (depreciation) during the period	280	31,232	234,211	510,965	628,676	141,099
Net increase (decrease) in net assets from operations	27,065	22,984	709,004	832,013	670,664	172,166
Changes from principal transactions:
Purchase payments	-	-	9,382	2,437	300	300
Transfers between sub-accounts and the company	48,449	(9,072)	124,782	(87,259)	41,985	(29,299)
Withdrawals	(29,415)	(31,061)	(344,404)	(295,887)	(167,321)	(66,455)
Annual contract fee	(117)	(108)	(21,622)	(18,330)	(533)	(564)
Net increase (decrease) in net assets from principal transactions	18,917	(40,241)	(231,862)	(399,039)	(125,569)	(96,018)
Total increase (decrease) in net assets	45,982	(17,257)	477,142	432,974	545,095	76,148
Net assets at beginning of period	227,729	244,986	5,655,205	5,222,231	2,339,425	2,263,277
Net assets at end of period	$273,711	$227,729	$6,132,347	$5,655,205	$2,884,520	$2,339,425

	2021	2020	2021	2020	2021	2020
Units, beginning of period	5,440	6,950	133,684	144,681	51,429	53,912
Units issued	1,381	1,191	5,174	8,656	1,409	1,753
Units redeemed	(1,031)	(2,701)	(9,307)	(19,653)	(3,819)	(4,236)
Units, end of period	5,790	5,440	129,551	133,684	49,019	51,429

See accompanying notes.

51 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Stock Trust Series II		Small Cap Value Trust Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$20,700	$25,727	$-	$-	$8,524	$16,320
Expenses:
Mortality and expense risk and administrative charges	(98,501)	(69,646)	(61,724)	(45,030)	(39,287)	(29,768)
Net investment income (loss)	(77,801)	(43,919)	(61,724)	(45,030)	(30,763)	(13,448)
Realized gains (losses) on investments:
Capital gain distributions received	142,264	290,407	637,664	396,058	22,604	223,547
Net realized gain (loss)	39,695	(164,200)	40,599	(74,487)	(105,720)	(250,691)
Realized gains (losses)	181,959	126,207	678,263	321,571	(83,116)	(27,144)
Unrealized appreciation (depreciation) during the period	1,528,888	342,248	(636,549)	997,543	632,978	(216,535)
Net increase (decrease) in net assets from operations	1,633,046	424,536	(20,010)	1,274,084	519,099	(257,127)
Changes from principal transactions:
Purchase payments	46,260	46,528	9	72	216	728
Transfers between sub-accounts and the company	(141,611)	(280,526)	(8,775)	55,851	15,023	(271,256)
Withdrawals	(337,237)	(107,744)	(472,864)	(155,252)	(308,680)	(60,743)
Annual contract fee	(26,050)	(19,873)	(6,072)	(4,977)	(3,812)	(3,165)
Net increase (decrease) in net assets from principal transactions	(458,638)	(361,615)	(487,702)	(104,306)	(297,253)	(334,436)
Total increase (decrease) in net assets	1,174,408	62,921	(507,712)	1,169,778	221,846	(591,563)
Net assets at beginning of period	5,696,771	5,633,850	4,002,046	2,832,268	2,185,274	2,776,837
Net assets at end of period	$6,871,179	$5,696,771	$3,494,334	$4,002,046	$2,407,120	$2,185,274

	2021	2020	2021	2020	2021	2020
Units, beginning of period	131,224	140,140	69,611	73,293	69,150	80,045
Units issued	2,544	3,379	10,053	8,071	13,097	8,226
Units redeemed	(11,043)	(12,295)	(18,727)	(11,753)	(21,166)	(19,121)
Units, end of period	122,725	131,224	60,937	69,611	61,081	69,150

See accompanying notes.

52 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$7,401	$5,460	$9,073	$6,288	$81,095	$39,227
Expenses:
Mortality and expense risk and administrative charges	(36,294)	(28,377)	(111,853)	(90,739)	(34,832)	(34,498)
Net investment income (loss)	(28,893)	(22,917)	(102,780)	(84,451)	46,263	4,729
Realized gains (losses) on investments:
Capital gain distributions received	61,209	125,154	181,698	381,722	-	-
Net realized gain (loss)	(197,761)	(344,855)	(615,403)	(1,560,370)	15,364	(3,038)
Realized gains (losses)	(136,552)	(219,701)	(433,705)	(1,178,648)	15,364	(3,038)
Unrealized appreciation (depreciation) during the period	613,928	377,051	1,860,706	1,591,113	(75,832)	159,706
Net increase (decrease) in net assets from operations	448,483	134,433	1,324,221	328,014	(14,205)	161,397
Changes from principal transactions:
Purchase payments	18,501	500	489	2,124	26,696	1,993
Transfers between sub-accounts and the company	(13,977)	(2,071)	(128,736)	(275,256)	(24,923)	(37,186)
Withdrawals	(193,980)	(244,074)	(943,030)	(449,005)	(198,585)	(174,017)
Annual contract fee	(1,075)	(1,028)	(17,748)	(15,351)	(898)	(1,095)
Net increase (decrease) in net assets from principal transactions	(190,531)	(246,673)	(1,089,025)	(737,488)	(197,710)	(210,305)
Total increase (decrease) in net assets	257,952	(112,240)	235,196	(409,474)	(211,915)	(48,908)
Net assets at beginning of period	2,196,056	2,308,296	6,772,077	7,181,551	2,455,000	2,503,908
Net assets at end of period	$2,454,008	$2,196,056	$7,007,273	$6,772,077	$2,243,085	$2,455,000

	2021	2020	2021	2020	2021	2020
Units, beginning of period	40,131	45,403	153,662	175,612	94,896	103,786
Units issued	1,061	875	1,289	11,247	4,643	787
Units redeemed	(4,589)	(6,147)	(23,816)	(33,197)	(13,361)	(9,677)
Units, end of period	36,603	40,131	131,135	153,662	86,178	94,896

See accompanying notes.

53 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series
	II		Total Bond Market Series Trust NAV		Total Bond Market Trust Series II
	2021	2020	2021	2020	2021	2020

Income:
Dividend distributions received	$140,278	$66,496	$15,802	$14,508	$122,210	$107,285
Expenses:
Mortality and expense risk and administrative charges	(71,367)	(74,988)	(6,448)	(7,331)	(76,123)	(76,176)
Net investment income (loss)	68,911	(8,492)	9,354	7,177	46,087	31,109
Realized gains (losses) on investments:
Capital gain distributions received	-	-	-	-	-	-
Net realized gain (loss)	52,296	7,309	370	15,067	26,847	168,111
Realized gains (losses)	52,296	7,309	370	15,067	26,847	168,111
Unrealized appreciation (depreciation) during the period	(158,658)	279,244	(28,121)	30,369	(268,395)	58,734
Net increase (decrease) in net assets from operations	(37,451)	278,061	(18,397)	52,613	(195,461)	257,954
Changes from principal transactions:
Purchase payments	5,410	1,735	-	-	-	-
Transfers between sub-accounts and the company	324,912	(78,876)	70,295	23,730	1,652,562	1,225,128
Withdrawals	(558,711)	(570,829)	(16,021)	(279,342)	(422,590)	(899,276)
Annual contract fee	(11,990)	(15,478)	(5,629)	(5,982)	(26,539)	(27,905)
Net increase (decrease) in net assets from principal transactions	(240,379)	(663,448)	48,645	(261,594)	1,203,433	297,947
Total increase (decrease) in net assets	(277,830)	(385,387)	30,248	(208,981)	1,007,972	555,901
Net assets at beginning of period	4,764,755	5,150,142	670,718	879,699	4,926,668	4,370,767
Net assets at end of period	$4,486,925	$4,764,755	$700,966	$670,718	$5,934,640	$4,926,668

	2021	2020	2021	2020	2021	2020
Units, beginning of period	191,713	220,638	45,559	63,594	358,281	336,114
Units issued	16,098	28,065	4,961	9,391	151,436	260,451
Units redeemed	(25,429)	(56,990)	(1,536)	(27,426)	(65,407)	(238,284)
Units, end of period	182,382	191,713	48,984	45,559	444,310	358,281

See accompanying notes.

54 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series II
	2021	2020	2021	2020	2021	2020
Income:
Dividend distributions received	$45,792	$58,804	$61,454	$85,517	$303,133	$406,357
Expenses:
Mortality and expense risk and administrative charges	(62,055)	(50,259)	(108,991)	(86,782)	(293,663)	(317,544)
Net investment income (loss)	(16,263)	8,545	(47,537)	(1,265)	9,470	88,813
Realized gains (losses) on investments:
Capital gain distributions received	200,506	293,266	324,754	476,576	-	-
Net realized gain (loss)	127,576	90,227	223,302	190,959	(152,443)	(56,701)
Realized gains (losses)	328,082	383,493	548,056	667,535	(152,443)	(56,701)
Unrealized appreciation (depreciation) during the period	548,029	259,432	852,182	392,311	(271,298)	(97,240)
Net increase (decrease) in net assets from operations	859,848	651,470	1,352,701	1,058,581	(414,271)	(65,128)
Changes from principal transactions:
Purchase payments	10,920	11,040	356	455	353,464	507,916
Transfers between sub-accounts and the company	(47,688)	(54,817)	(13,824)	49,085	562,152	15,605,353
Withdrawals	(273,829)	(333,325)	(341,451)	(234,873)	(6,248,780)	(11,948,302)
Annual contract fee	(1,515)	(1,616)	(24,030)	(23,894)	(116,770)	(113,143)
Net increase (decrease) in net assets from principal transactions	(312,112)	(378,718)	(378,949)	(209,227)	(5,449,934)	4,051,824
Total increase (decrease) in net assets	547,736	272,752	973,752	849,354	(5,864,205)	3,986,696
Net assets at beginning of period	3,913,631	3,640,879	6,300,924	5,451,570	21,856,972	17,870,276
Net assets at end of period	$4,461,367	$3,913,631	$7,274,676	$6,300,924	$15,992,767	$21,856,972

	2021	2020	2021	2020	2021	2020
Units, beginning of period	110,021	122,618	140,634	145,123	1,923,895	1,560,180
Units issued	1,203	4,706	221	3,620	692,360	2,292,311
Units redeemed	(9,501)	(17,303)	(8,184)	(8,109)	(1,176,521)	(1,928,596)
Units, end of period	101,723	110,021	132,671	140,634	1,439,734	1,923,895

See accompanying notes.

55 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

1. Organization

John Hancock Life Insurance Company of New York Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 97 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 active sub-accounts that are invested in portfolios of other Non -affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company whic h is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub -accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Global Trust Series I	Global Equity Trust Series I	04/01/2021
Global Trust Series II	Global Equity Trust Series II	04/01/2021
Mid Cap Stock Trust Series I	Mid Cap Growth Trust Series I	10/01/2021
Mid Cap Stock Trust Series II	Mid Cap Growth Trust Series II	10/01/2021

Sub-accounts closed in 2021 are as follows:

Sub-accounts Closed	Effective Date
Lifestyle Aggressive Portfolio Series I	04/23/2021
Lifestyle Aggressive Portfolio Series II	04/23/2021
Managed Volatility Aggressive Portfolio Series I	04/23/2021
Managed Volatility Aggressive Portfolio Series II	04/23/2021

56 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis .

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2021.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS

December 31, 2021

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2021, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three -level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
●	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2021. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$2,527,262,301	-	-	2,527,262,301
NonAffiliated	$3,931,810	-	-	3,931,810
Total	$2,531,194,111	-	-	2,531,194,111

Assets owned by the Account are primarily open -ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2021.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2021 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series I	$1,241,159	$1,399,784
500 Index Fund Series II	3,149,774	3,699,502
500 Index Fund Series NAV	386,846	1,161,473
Active Bond Trust Series I	79,405	243,599
Active Bond Trust Series II	3,245,032	3,289,613
American Asset Allocation Trust Series I	544,240	583,705
American Asset Allocation Trust Series II	4,879,402	7,912,438
American Global Growth Trust Series II	683,738	1,147,630
American Global Growth Trust Series III	582	745
American Growth Trust Series II	7,751,190	17,485,632
American Growth Trust Series III	28,574	32,088
American Growth-Income Trust Series I	634,920	772,642
American Growth-Income Trust Series II	5,469,533	15,637,138
American Growth-Income Trust Series III	31,459	54,229
American International Trust Series II	4,718,898	4,952,062
American International Trust Series III	30,136	10,798
Blue Chip Growth Trust Series I	3,836,555	3,003,633
Blue Chip Growth Trust Series II	5,256,883	5,960,537
Capital Appreciation Trust Series I	2,474,602	1,520,463
Capital Appreciation Trust Series II	2,464,097	1,882,482
Capital Appreciation Value Trust Series II	2,400,995	2,460,249
Core Bond Trust Series I	354,257	575,238
Core Bond Trust Series II	2,019,701	3,164,792
Disciplined Value International Trust Series I	133,259	280,247
Disciplined Value International Trust Series II	383,248	761,603
DWS Equity 500 Index	149,991	124,147
Emerging Markets Value Trust Series II	304,799	332,033
Equity Income Trust Series I	1,172,522	2,067,019
Equity Income Trust Series II	2,176,976	5,450,741
Financial Industries Trust Series I	96,784	97,207
Financial Industries Trust Series II	1,380,198	1,452,016
Fundamental All Cap Core Trust Series II	631,627	552,123
Fundamental Large Cap Value Trust Series I	3,031,000	2,340,162
Fundamental Large Cap Value Trust Series II	3,749,897	4,428,078
Global Equity Trust Series I (a)	25,738	622,641
Global Equity Trust Series II (b)	290,539	490,708
Health Sciences Trust Series I	879,124	626,896
Health Sciences Trust Series II	1,859,176	2,682,028
High Yield Trust Series I	226,073	313,274
High Yield Trust Series II	1,489,817	1,932,463
International Equity Index Series I	107,338	39,772
International Equity Index Series II	290,382	382,520
International Equity Index Series NAV	81,703	95,834
International Small Company Trust Series I	70,822	133,483
International Small Company Trust Series II	182,166	312,371
Investment Quality Bond Trust Series I	331,511	412,349
Investment Quality Bond Trust Series II	3,251,946	3,880,591
Lifestyle Aggressive Portfolio Series I (c)	237,073	1,294,988
Lifestyle Aggressive Portfolio Series II (c)	2,482,068	12,373,624

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Lifestyle Balanced Portfolio Series I	$588,183	$978,327
Lifestyle Balanced Portfolio Series II	29,063,018	32,246,776
Lifestyle Conservative Portfolio Series I	496,132	335,718
Lifestyle Conservative Portfolio Series II	4,231,281	8,196,503
Lifestyle Growth Portfolio Series I	2,476,899	1,444,530
Lifestyle Growth Portfolio Series II	79,713,479	73,964,940
Lifestyle Growth Portfolio Series NAV	11,514	7,138
Lifestyle Moderate Portfolio Series I	207,662	164,952
Lifestyle Moderate Portfolio Series II	9,137,839	11,190,679
Managed Volatility Aggressive Portfolio Series I (c)	72,874	494,034
Managed Volatility Aggressive Portfolio Series II (c)	75,938	2,934,580
Managed Volatility Balanced Portfolio Series I	193,500	893,407
Managed Volatility Balanced Portfolio Series II	5,653,005	24,234,106
Managed Volatility Conservative Portfolio Series I	36,742	226,095
Managed Volatility Conservative Portfolio Series II	2,985,622	7,599,548
Managed Volatility Growth Portfolio Series I	617,268	668,331
Managed Volatility Growth Portfolio Series II	9,398,029	26,636,857
Managed Volatility Moderate Portfolio Series I	73,630	238,906
Managed Volatility Moderate Portfolio Series II	2,777,660	10,865,318
Mid Cap Growth Trust Series I (d)	2,748,632	732,812
Mid Cap Growth Trust Series II (e)	4,603,052	1,916,920
Mid Cap Index Trust Series I	430,584	612,741
Mid Cap Index Trust Series II	1,703,865	2,619,457
Mid Value Trust Series I	253,679	310,526
Mid Value Trust Series II	745,544	1,022,235
Money Market Trust Series I	23,760	122,007
Money Market Trust Series II	21,788	1,378,778
Money Market Trust Series NAV	15,109	59,107
Opportunistic Fixed Income Trust Series I	100,069	180,444
Opportunistic Fixed Income Trust Series II	1,346,872	1,070,327
PIMCO All Asset	99,085	173,893
Real Estate Securities Trust Series I	44,359	131,583
Real Estate Securities Trust Series II	310,048	1,210,205
Science & Technology Trust Series I	2,394,578	1,923,112
Science & Technology Trust Series II	7,055,060	4,310,084
Select Bond Trust Series I	70,605	22,365
Select Bond Trust Series II	9,714,491	9,433,089
Short Term Government Income Trust Series I	218,365	377,625
Short Term Government Income Trust Series II	2,860,655	3,490,179
Small Cap Index Trust Series I	87,047	50,793
Small Cap Index Trust Series II	681,885	540,498
Small Cap Opportunities Trust Series I	148,183	243,096
Small Cap Opportunities Trust Series II	276,717	670,891
Small Cap Stock Trust Series II	1,238,260	1,150,021
Small Cap Value Trust Series II	551,397	856,809
Small Company Value Trust Series I	135,955	294,171
Small Company Value Trust Series II	249,930	1,260,037
Strategic Income Opportunities Trust Series I	198,570	350,017
Strategic Income Opportunities Trust Series II	526,670	698,139
Total Bond Market Series Trust NAV	85,896	27,896
Total Bond Market Trust Series II	2,196,746	947,224
Total Stock Market Index Trust Series I	293,210	421,078

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Total Stock Market Index Trust Series II	$396,142	$497,873
Ultra Short Term Bond Trust Series I	208,835	208,653
Ultra Short Term Bond Trust Series II	8,035,583	13,476,047

(a) Renamed on April 1, 2021. Previously known as Global Trust Series I.

(b)	Renamed on April 1, 2021. Previously known as Global Trust Series II.

(c)	Terminated as an investment option on April 23, 2021. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

(e)	Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series I(*)	2021	383	$ 43.24 to $ 41.88	$ 16,647	1.75 % to 1.40%	1.33%	26.51 % to 26.07%
	2020	403	34.18 to 33.22	13,817	1.75 to 1.40	1.82	16.46 to 16.06
	2019	449	29.35 to 28.62	13,215	1.75 to 1.40	1.69	29.23 to 28.78
	2018	491	22.71 to 22.22	11,195	1.75 to 1.40	1.31	-6.03 to -6.36
	2017	550	24.16 to 23.73	13,369	1.75 to 1.40	1.68	19.84 to 19.42

500 Index Fund Series II(*)	2021	451	40.55 to 28.35	18,986	1.90 to 1.00	1.12	26.76 to 25.63
	2020	477	32.41 to 22.04	15,929	1.85 to 1.35	1.64	16.25 to 15.66
	2019	538	28.94 to 28.02	15,496	1.85 to 1.40	1.46	29.01 to 28.43
	2018	609	22.43 to 21.82	13,605	1.85 to 1.40	1.20	-6.21 to -6.64
	2017	576	23.92 to 23.37	13,772	1.85 to 1.40	1.58	19.60 to 19.07

500 Index Fund Series NAV(*)	2021	155	45.89 to 40.08	6,508	1.75 to 0.80	1.31	27.33 to 26.13
	2020	182	36.04 to 31.78	6,039	1.75 to 0.80	1.81	17.19 to 16.08
	2019	203	30.75 to 27.38	5,800	1.75 to 0.80	1.69	30.11 to 28.88
	2018	235	23.63 to 21.24	5,187	1.75 to 0.80	1.34	-5.41 to -6.31
	2017	282	24.98 to 22.67	6,605	1.75 to 0.80	1.69	20.58 to 19.44

Active Bond Trust Series I(*)	2021	48	22.21 to 20.95	1,058	1.75 to 1.40	3.12	-1.95 to -2.29
	2020	57	22.66 to 21.45	1,283	1.75 to 1.40	2.92	7.28 to 6.90
	2019	63	21.12 to 20.06	1,330	1.75 to 1.40	2.78	7.74 to 7.36
	2018	66	19.60 to 18.69	1,297	1.75 to 1.40	2.96	-1.99 to -2.34
	2017	79	20.00 to 19.13	1,570	1.75 to 1.40	3.33	3.39 to 3.03

Active Bond Trust Series II(*)	2021	984	19.94 to 14.04	20,399	1.85 to 1.15	2.95	-1.91 to -2.59
	2020	1,013	20.47 to 14.32	21,505	1.85 to 1.15	2.79	7.32 to 6.57
	2019	1,037	19.21 to 13.34	20,662	1.85 to 1.15	2.50	7.78 to 7.03
	2018	1,088	17.94 to 12.38	20,208	1.85 to 1.15	2.98	-1.94 to -2.63
	2017	1,205	18.43 to 12.62	22,929	1.85 to 1.15	3.25	3.44 to 2.72

American Asset Allocation Trust Series I(*)	2021	214	28.45 to 27.02	6,031	1.75 to 1.40	1.59	13.11 to 12.72
	2020	228	25.15 to 23.97	5,684	1.75 to 1.40	1.37	10.46 to 10.07
	2019	243	22.77 to 21.78	5,491	1.75 to 1.40	1.35	19.10 to 18.68
	2018	269	19.12 to 18.35	5,111	1.75 to 1.40	1.54	-6.24 to -6.57
	2017	304	20.39 to 19.64	6,180	1.75 to 1.40	1.10	14.18 to 13.79

American Asset Allocation Trust Series II(*)	2021	2,414	27.85 to 26.02	65,818	1.90 to 1.00	1.46	13.47 to 12.45
	2020	2,666	24.54 to 23.14	64,361	1.90 to 1.00	1.22	10.80 to 9.81
	2019	3,053	22.15 to 21.07	66,750	1.90 to 1.00	1.21	19.47 to 18.40
	2018	3,559	18.54 to 17.80	65,410	1.90 to 1.00	1.48	-6.01 to -6.86
	2017	4,101	19.73 to 19.11	80,569	1.90 to 1.00	1.05	14.54 to 13.52

American Global Growth Trust Series II(*)	2021	279	39.01 to 36.31	10,777	1.85 to 1.00	0.00	14.77 to 13.79
	2020	304	33.99 to 31.91	10,275	1.85 to 1.00	0.07	28.51 to 27.42
	2019	378	26.45 to 25.04	9,968	1.85 to 1.00	0.53	33.32 to 32.19
	2018	465	19.84 to 18.94	9,227	1.85 to 1.00	0.59	-10.37 to -11.13
	2017	510	22.14 to 21.32	11,325	1.85 to 1.00	0.17	29.62 to 28.53

American Global Growth Trust Series III(*)	2021	0	46.62 to 46.62	9	0.80 to 0.80	0.00	15.48 to 15.48
	2020	0	40.37 to 40.37	8	0.80 to 0.80	0.06	29.40 to 29.40
	2019	0	31.20 to 31.20	7	0.80 to 0.80	0.99	34.10 to 34.10
	2018	0	23.27 to 23.27	6	0.80 to 0.80	1.02	-9.77 to -9.77
	2017	0	25.79 to 25.79	8	0.80 to 0.80	0.58	30.30 to 30.30

American Growth Trust Series II(*)	2021	1,194	85.95 to 57.23	100,218	1.90 to 1.00	0.32	20.28 to 19.20
	2020	1,392	72.10 to 47.58	97,231	1.90 to 1.00	0.08	49.95 to 48.60
	2019	1,779	48.52 to 31.73	83,164	1.90 to 1.00	0.73	28.90 to 27.75
	2018	2,142	37.98 to 24.62	77,952	1.90 to 1.00	0.30	-1.70 to -2.59
	2017	2,475	38.99 to 25.04	92,071	1.90 to 1.00	0.28	26.47 to 25.34

American Growth Trust Series III(*)	2021	7	64.36 to 57.99	413	1.55 to 0.80	0.74	21.03 to 20.12
	2020	7	53.18 to 48.28	367	1.55 to 0.80	0.07	50.77 to 49.64
	2019	10	35.27 to 32.26	339	1.55 to 0.80	1.14	29.76 to 28.79
	2018	13	27.18 to 25.05	336	1.55 to 0.80	0.73	-1.08 to -1.82
	2017	14	27.48 to 25.51	382	1.55 to 0.80	0.63	27.20 to 26.25

American Growth-Income Trust Series I(*)	2021	133	58.94 to 55.21	7,736	1.75 to 1.40	0.75	21.89 to 21.47
	2020	142	48.35 to 45.45	6,769	1.75 to 1.40	1.36	11.53 to 11.14
	2019	151	43.35 to 40.90	6,450	1.75 to 1.40	1.49	23.95 to 23.52
	2018	171	34.97 to 33.11	5,893	1.75 to 1.40	1.35	-3.55 to -3.89
	2017	195	36.26 to 34.45	6,959	1.75 to 1.40	1.04	20.34 to 19.92

American Growth-Income Trust Series II(*)	2021	1,572	52.92 to 39.64	82,739	1.90 to 1.00	0.65	22.29 to 21.19
	2020	1,855	43.66 to 32.41	80,045	1.90 to 1.00	1.28	11.90 to 10.89
	2019	1,966	39.38 to 28.97	76,401	1.90 to 1.00	1.39	24.39 to 23.28
	2018	2,321	31.94 to 23.29	72,809	1.90 to 1.00	1.27	-3.24 to -4.12
	2017	2,655	33.31 to 24.07	86,582	1.90 to 1.00	0.97	20.68 to 19.60

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JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
American Growth-Income Trust Series III(*)	2021	12	$ 45.24 to $ 40.76	$ 538	1.55 % to 0.80%	1.10%	23.14 % to 22.22%
	2020	13	36.74 to 33.35	481	1.55 to 0.80	1.51	12.57 to 11.72
	2019	18	32.64 to 29.85	561	1.55 to 0.80	1.82	25.16 to 24.22
	2018	21	26.08 to 24.03	539	1.55 to 0.80	1.75	-2.60 to -3.34
	2017	23	26.77 to 24.86	602	1.55 to 0.80	1.21	21.42 to 20.51

American International Trust Series II(*)	2021	1,190	36.81 to 20.63	39,888	1.90 to 1.00	1.74	-2.94 to -3.81
	2020	1,196	38.27 to 21.26	41,572	1.90 to 1.00	0.26	12.26 to 11.25
	2019	1,272	34.40 to 18.93	39,802	1.90 to 1.00	0.80	21.05 to 19.97
	2018	1,485	28.67 to 15.64	38,612	1.90 to 1.00	2.54	-14.45 to -15.23
	2017	1,555	33.82 to 18.28	47,579	1.90 to 1.00	0.72	30.19 to 29.03

American International Trust Series III(*)	2021	12	21.02 to 18.94	256	1.55 to 0.80	2.29	-2.29 to -3.02
	2020	12	21.52 to 19.53	246	1.55 to 0.80	0.61	13.07 to 12.22
	2019	16	19.03 to 17.40	303	1.55 to 0.80	1.27	21.91 to 21.00
	2018	19	15.61 to 14.38	296	1.55 to 0.80	3.13	-13.90 to -14.54
	2017	19	18.13 to 16.83	341	1.55 to 0.80	1.08	31.07 to 30.09

Blue Chip Growth Trust Series I(*)	2021	269	121.43 to 53.14	28,130	1.75 to 1.40	0.00	15.24 to 14.84
	2020	290	105.37 to 46.28	26,684	1.75 to 1.40	0.00	32.43 to 31.97
	2019	327	79.57 to 35.07	22,593	1.75 to 1.40	0.00	27.99 to 27.54
	2018	367	62.17 to 27.49	19,952	1.75 to 1.40	0.02	0.55 to 0.19
	2017	403	61.83 to 27.44	21,947	1.75 to 1.40	0.07	34.39 to 33.93

Blue Chip Growth Trust Series II(*)	2021	264	70.34 to 55.29	19,392	1.90 to 1.00	0.00	15.47 to 14.44
	2020	310	61.46 to 47.88	19,775	1.90 to 1.00	0.00	32.73 to 31.54
	2019	357	46.73 to 36.08	17,253	1.90 to 1.00	0.00	28.24 to 27.09
	2018	406	36.77 to 28.13	15,333	1.90 to 1.00	0.00	0.76 to -0.15
	2017	451	36.82 to 27.92	17,067	1.90 to 1.00	0.00	34.62 to 33.41

Capital Appreciation Trust Series I(*)	2021	297	53.23 to 49.43	15,701	1.75 to 1.40	0.00	14.14 to 13.74
	2020	323	46.64 to 43.46	14,931	1.75 to 1.40	0.00	53.87 to 53.33
	2019	360	30.31 to 28.34	10,828	1.75 to 1.40	0.04	31.05 to 30.59
	2018	417	23.13 to 21.70	9,566	1.75 to 1.40	0.26	-2.19 to -2.53
	2017	467	23.65 to 22.27	10,946	1.75 to 1.40	0.06	34.64 to 34.17

Capital Appreciation Trust Series II(*)	2021	159	74.63 to 61.49	12,341	1.85 to 1.00	0.00	14.49 to 13.52
	2020	179	65.74 to 53.71	12,198	1.85 to 1.00	0.00	54.15 to 52.84
	2019	188	43.01 to 34.84	8,323	1.85 to 1.00	0.01	31.33 to 30.21
	2018	216	33.03 to 26.53	7,306	1.85 to 1.00	0.04	-1.98 to -2.82
	2017	238	33.99 to 27.07	8,253	1.85 to 1.00	0.00	34.85 to 33.72

Capital Appreciation Value Trust Series II(*)	2021	516	37.50 to 35.26	19,202	1.90 to 1.00	0.58	16.68 to 15.63
	2020	571	32.43 to 30.22	18,313	1.90 to 1.00	0.90	16.02 to 14.98
	2019	633	28.20 to 26.05	17,554	1.90 to 1.00	1.20	22.86 to 21.76
	2018	699	23.16 to 21.20	15,855	1.90 to 1.00	1.85	-0.90 to -1.79
	2017	1,060	23.58 to 21.39	24,424	1.90 to 1.00	1.24	13.85 to 12.83

Core Bond Trust Series I(*)	2021	262	19.18 to 18.10	4,941	1.75 to 1.40	1.77	-3.32 to -3.66
	2020	286	19.84 to 18.78	5,573	1.75 to 1.40	2.32	7.11 to 6.73
	2019	305	18.53 to 17.60	5,555	1.75 to 1.40	2.40	6.82 to 6.45
	2018	324	17.34 to 16.53	5,523	1.75 to 1.40	2.32	-1.98 to -2.32
	2017	388	17.69 to 16.93	6,754	1.75 to 1.40	2.08	1.97 to 1.62

Core Bond Trust Series II(*)	2021	451	17.56 to 13.81	7,941	1.85 to 1.00	1.59	-3.20 to -4.02
	2020	535	18.29 to 14.27	9,816	1.85 to 1.00	2.21	7.42 to 6.51
	2019	525	17.17 to 13.28	9,004	1.85 to 1.00	2.17	6.97 to 6.06
	2018	587	16.19 to 12.42	9,472	1.85 to 1.00	2.13	-1.78 to -2.62
	2017	767	16.63 to 12.64	12,698	1.85 to 1.00	1.84	2.18 to 1.32

Disciplined Value International Trust Series I(*)	2021	154	23.54 to 21.89	3,600	1.75 to 1.40	2.56	11.49 to 11.10
	2020	163	21.12 to 19.70	3,405	1.75 to 1.40	2.11	1.83 to 1.48
	2019	177	20.74 to 19.41	3,641	1.75 to 1.40	2.73	10.77 to 10.38
	2018	196	18.72 to 17.59	3,629	1.75 to 1.40	2.33	-16.22 to -16.52
	2017	234	21.07 to 15.20	5,172	1.75 to 1.00	1.79	15.98 to 15.12

Disciplined Value International Trust Series II(*)	2021	217	23.84 to 17.37	5,459	1.85 to 1.00	2.36	11.74 to 10.79
	2020	235	21.52 to 15.55	5,298	1.85 to 1.00	1.91	2.04 to 1.17
	2019	261	21.27 to 15.24	5,779	1.85 to 1.00	2.53	11.01 to 10.08
	2018	287	19.32 to 13.72	5,778	1.85 to 1.00	2.20	-16.02 to -16.74
	2017	329	23.20 to 16.34	7,928	1.85 to 1.00	1.62	15.72 to 14.74

DWS Equity 500 Index	2021	42	75.09 to 70.20	3,071	1.75 to 1.40	1.05	26.09 to 25.65
	2020	43	59.55 to 55.87	2,508	1.75 to 1.40	1.32	16.00 to 15.59
	2019	51	51.34 to 48.33	2,543	1.75 to 1.40	1.67	28.82 to 28.37
	2018	63	39.85 to 37.65	2,456	1.75 to 1.40	1.31	-6.33 to -6.66
	2017	73	42.55 to 40.34	3,018	1.75 to 1.40	1.37	19.38 to 18.97

64 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Emerging Markets Value Trust Series II(*)	2021	289	$ 13.66 to $ 13.18	$ 3,871	1.85 % to 1.00%	2.18%	9.98 % to 9.05%
	2020	292	12.42 to 12.09	3,583	1.85 to 1.00	2.09	2.33 to 1.46
	2019	330	12.14 to 11.92	3,963	1.85 to 1.00	2.95	9.60 to 8.68
	2018	360	11.08 to 10.96	3,967	1.85 to 1.00	2.26	-14.65 to -15.38
	2017	417	12.98 to 12.96	5,411	1.85 to 1.00	4.41	3.81 to 3.66

Equity Income Trust Series I(*)	2021	293	85.20 to 45.07	22,537	1.75 to 1.40	1.95	23.67 to 23.24
	2020	314	68.89 to 36.57	19,491	1.75 to 1.40	2.97	-0.39 to -0.74
	2019	345	69.17 to 36.84	21,289	1.75 to 1.40	2.04	24.59 to 24.15
	2018	380	55.52 to 29.68	19,228	1.75 to 1.40	1.82	-10.84 to -11.16
	2017	432	62.27 to 33.40	24,034	1.75 to 1.40	2.22	14.68 to 14.28

Equity Income Trust Series II(*)	2021	481	36.27 to 29.77	18,460	1.90 to 1.00	1.71	23.97 to 22.86
	2020	585	29.52 to 24.02	18,120	1.90 to 1.00	2.75	-0.26 to -1.15
	2019	700	29.86 to 24.08	21,814	1.90 to 1.00	1.94	24.92 to 23.80
	2018	667	24.12 to 19.28	16,696	1.90 to 1.00	1.62	-10.66 to -11.46
	2017	764	27.25 to 21.58	21,572	1.90 to 1.00	2.02	14.85 to 13.83

Financial Industries Trust Series I(*)	2021	25	35.42 to 32.94	865	1.75 to 1.40	0.86	27.90 to 27.45
	2020	25	27.69 to 25.85	678	1.75 to 1.40	1.37	0.75 to 0.39
	2019	26	27.49 to 25.75	691	1.75 to 1.40	4.33	29.96 to 29.50
	2018	27	21.15 to 19.88	554	1.75 to 1.40	1.02	-15.68 to -15.98
	2017	26	25.09 to 23.66	628	1.75 to 1.40	1.19	13.69 to 13.29

Financial Industries Trust Series II(*)	2021	93	34.27 to 32.52	3,314	1.85 to 1.00	0.84	28.09 to 27.01
	2020	96	26.99 to 25.39	2,654	1.85 to 1.00	1.16	0.97 to 0.11
	2019	105	26.96 to 25.15	2,929	1.85 to 1.00	3.79	30.21 to 29.10
	2018	142	20.88 to 19.31	3,059	1.85 to 1.00	1.23	-15.48 to -16.20
	2017	132	24.91 to 22.85	3,373	1.85 to 1.00	0.99	13.88 to 12.92

Fundamental All Cap Core Trust Series II(*)	2021	93	71.64 to 31.08	6,934	1.75 to 1.00	0.00	29.04 to 28.08
	2020	99	59.50 to 55.93	5,705	1.75 to 1.40	0.19	24.88 to 24.45
	2019	111	47.65 to 44.95	5,150	1.75 to 1.40	0.25	34.29 to 33.82
	2018	124	35.48 to 33.59	4,277	1.75 to 1.40	0.20	-14.55 to -14.85
	2017	138	41.52 to 39.45	5,581	1.75 to 1.40	0.55	25.66 to 25.23

Fundamental Large Cap Value Trust Series I(*)	2021	516	42.88 to 27.52	23,498	1.75 to 1.00	0.76	28.67 to 27.71
	2020	559	33.58 to 21.38	19,802	1.75 to 1.00	1.08	10.84 to 10.01
	2019	629	30.52 to 19.29	20,206	1.75 to 1.00	1.15	34.50 to 33.50
	2018	707	22.86 to 14.34	16,974	1.75 to 1.00	1.07	-17.86 to -18.48
	2017	793	28.05 to 17.46	23,259	1.75 to 1.00	1.61	16.27 to 15.40

Fundamental Large Cap Value Trust Series II(*)	2021	598	41.45 to 24.20	24,499	1.85 to 1.00	0.57	28.43 to 27.34
	2020	674	32.55 to 18.85	21,830	1.85 to 1.00	0.88	10.64 to 9.70
	2019	757	29.67 to 17.03	22,347	1.85 to 1.00	0.95	34.24 to 33.11
	2018	887	22.29 to 12.69	19,510	1.85 to 1.00	0.88	-18.06 to -18.76
	2017	975	27.44 to 15.49	26,316	1.85 to 1.00	1.39	16.03 to 15.06

Global Equity Trust Series I(*)	2021(e)	141	24.78 to 24.57	6,607	1.75 to 0.80	0.00	20.34 to 19.20
	2020	152	20.61 to 20.60	5,975	1.75 to 0.80	1.28	5.74 to 4.74
	2019	138	19.68 to 19.48	5,605	1.75 to 0.80	2.11	15.12 to 14.03
	2018	158	17.26 to 16.92	5,577	1.75 to 0.80	1.76	-15.18 to -15.98
	2017	173	20.54 to 19.95	7,176	1.75 to 0.80	1.84	17.93 to 16.82

Global Equity Trust Series II(*)	2021(f)	185	26.68 to 17.81	5,151	1.90 to 1.00	0.00	19.81 to 18.73
	2020	191	22.47 to 14.86	4,440	1.90 to 1.00	1.09	5.36 to 4.41
	2019	221	21.52 to 14.11	4,881	1.90 to 1.00	1.96	14.68 to 13.65
	2018	250	18.93 to 12.30	4,874	1.90 to 1.00	1.55	-15.50 to -16.27
	2017	281	22.61 to 14.56	6,511	1.90 to 1.00	1.70	17.45 to 16.40

Health Sciences Trust Series I(*)	2021	36	121.69 to 113.19	4,222	1.75 to 1.40	0.00	9.65 to 9.26
	2020	37	110.98 to 103.59	3,962	1.75 to 1.40	0.00	25.40 to 24.96
	2019	37	88.50 to 82.90	3,205	1.75 to 1.40	0.00	26.89 to 26.45
	2018	42	69.75 to 65.56	2,824	1.75 to 1.40	0.00	-0.72 to -1.07
	2017	53	70.25 to 66.27	3,629	1.75 to 1.40	0.00	25.74 to 25.30

Health Sciences Trust Series II(*)	2021	83	117.30 to 52.87	9,737	1.90 to 1.00	0.00	9.86 to 8.88
	2020	99	107.73 to 48.13	10,560	1.90 to 1.00	0.00	25.62 to 24.50
	2019	122	86.53 to 38.31	10,454	1.90 to 1.00	0.00	27.12 to 25.98
	2018	148	68.69 to 30.14	10,077	1.90 to 1.00	0.00	-0.48 to -1.38
	2017	165	69.65 to 30.28	11,430	1.90 to 1.00	0.00	25.99 to 24.87

High Yield Trust Series I(*)	2021	47	26.26 to 17.30	1,252	1.75 to 0.80	4.83	4.98 to 3.99
	2020	52	25.25 to 16.48	1,329	1.75 to 0.80	6.33	4.97 to 3.97
	2019	57	24.28 to 15.70	1,402	1.75 to 0.80	5.20	14.74 to 13.66
	2018	66	21.37 to 13.68	1,434	1.75 to 0.80	5.80	-3.79 to -4.70
	2017	73	22.42 to 14.22	1,663	1.75 to 0.80	5.18	6.65 to 5.64

65 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
High Yield Trust Series II(*)	2021	138	$ 29.39 to $ 17.74	$ 3,812	1.90 % to 1.00%	4.63%	4.62 % to 3.68%
	2020	157	28.35 to 16.96	4,220	1.90 to 1.00	5.74	4.61 to 3.67
	2019	186	27.34 to 16.21	4,853	1.90 to 1.00	4.93	14.35 to 13.32
	2018	211	24.33 to 14.18	4,870	1.85 to 1.00	5.55	-4.12 to -4.94
	2017	251	25.39 to 14.79	6,102	1.90 to 1.00	4.94	6.07 to 5.12

International Equity Index Series I(*)	2021	38	19.78 to 19.15	743	1.75 to 1.40	2.71	6.10 to 5.73
	2020	35	18.64 to 18.11	653	1.75 to 1.40	2.47	9.10 to 8.72
	2019	40	17.08 to 16.66	677	1.75 to 1.40	2.54	19.68 to 19.27
	2018	40	14.27 to 13.97	570	1.75 to 1.40	2.32	-15.30 to -15.59
	2017	47	16.85 to 16.55	794	1.75 to 1.40	2.11	25.54 to 25.10

International Equity Index Series II(*)	2021	218	19.65 to 18.63	4,183	1.85 to 1.00	2.35	6.26 to 5.36
	2020	227	18.49 to 17.68	4,123	1.85 to 1.00	2.28	9.37 to 8.45
	2019	249	16.90 to 16.30	4,145	1.85 to 1.00	2.75	19.91 to 18.89
	2018	168	14.10 to 13.71	2,346	1.85 to 1.00	2.08	-15.13 to -15.85
	2017	190	16.61 to 16.29	3,141	1.85 to 1.00	2.04	25.78 to 24.72

International Equity Index Series NAV(*)	2021	68	16.08 to 15.05	1,056	1.85 to 1.40	2.61	6.10 to 5.62
	2020	70	15.15 to 14.25	1,034	1.85 to 1.40	2.43	9.21 to 8.72
	2019	78	13.88 to 13.11	1,057	1.85 to 1.40	2.47	19.75 to 19.22
	2018	85	11.59 to 10.99	963	1.85 to 1.40	2.31	-15.30 to -15.69
	2017	93	13.68 to 13.04	1,244	1.85 to 1.40	2.25	25.68 to 25.12

International Small Company Trust Series I(*)	2021	51	26.10 to 25.01	1,346	1.75 to 1.40	1.25	12.14 to 11.75
	2020	55	23.27 to 22.38	1,290	1.75 to 1.40	2.07	6.86 to 6.48
	2019	62	21.78 to 21.02	1,351	1.75 to 1.40	2.14	20.90 to 20.48
	2018	70	18.01 to 17.45	1,264	1.75 to 1.40	1.24	-21.21 to -21.49
	2017	76	22.86 to 22.22	1,727	1.75 to 1.40	1.40	27.66 to 27.22

International Small Company Trust Series II(*)	2021	117	24.11 to 23.90	2,924	1.85 to 1.00	1.08	12.34 to 11.39
	2020	125	21.65 to 21.27	2,799	1.85 to 1.00	1.94	7.09 to 6.18
	2019	132	20.38 to 19.86	2,785	1.85 to 1.00	1.77	21.14 to 20.11
	2018	149	16.97 to 16.40	2,597	1.85 to 1.00	1.17	-21.07 to -21.74
	2017	165	21.69 to 20.77	3,663	1.85 to 1.00	1.25	27.89 to 26.81

Investment Quality Bond Trust Series I(*)	2021	62	24.44 to 20.01	2,064	1.75 to 0.80	1.99	-2.05 to -2.97
	2020	67	25.19 to 20.43	2,263	1.75 to 0.80	2.18	8.50 to 7.47
	2019	80	23.44 to 18.83	2,426	1.75 to 0.80	2.46	8.49 to 7.47
	2018	92	21.81 to 17.36	2,558	1.75 to 0.80	2.70	-1.61 to -2.55
	2017	99	22.38 to 17.64	2,868	1.75 to 0.80	2.62	3.77 to 2.79

Investment Quality Bond Trust Series II(*)	2021	650	20.70 to 14.67	13,283	1.85 to 1.00	1.81	-2.44 to -3.26
	2020	692	21.40 to 15.03	14,682	1.85 to 1.00	2.15	8.07 to 7.15
	2019	701	19.97 to 13.91	13,847	1.85 to 1.00	2.29	8.06 to 7.15
	2018	708	18.64 to 12.87	12,992	1.85 to 1.00	2.52	-1.92 to -2.75
	2017	791	19.17 to 13.12	14,907	1.85 to 1.00	2.37	3.27 to 2.40

Lifestyle Balanced Portfolio Series I(*)	2021	370	20.80 to 19.27	7,361	1.75 to 0.80	2.48	8.57 to 7.54
	2020	410	19.16 to 17.92	7,564	1.75 to 0.80	2.46	11.79 to 10.73
	2019	475	17.14 to 16.18	7,881	1.75 to 0.80	1.91	16.80 to 15.69
	2018	534	14.68 to 13.98	7,615	1.75 to 0.80	2.12	-5.13 to -6.03
	2017	632	15.47 to 14.88	9,559	1.75 to 0.80	1.99	11.42 to 10.37

Lifestyle Balanced Portfolio Series II(*)	2021	15,915	21.37 to 21.22	321,979	2.00 to 0.35	2.32	8.83 to 7.05
	2020	16,901	19.97 to 19.50	317,208	2.00 to 0.35	2.33	12.07 to 10.23
	2019	18,135	18.11 to 17.40	306,998	2.00 to 0.35	1.68	17.15 to 15.23
	2018	20,727	15.72 to 14.85	302,681	2.00 to 0.35	2.02	-4.96 to -6.52
	2017	23,593	16.82 to 15.63	366,764	2.00 to 0.35	1.94	11.77 to 9.94

Lifestyle Conservative Portfolio Series I(*)	2021	153	17.45 to 16.16	2,558	1.75 to 0.80	3.05	2.14 to 1.18
	2020	149	17.08 to 15.97	2,463	1.75 to 0.80	2.80	9.86 to 8.82
	2019	159	15.55 to 14.68	2,421	1.75 to 0.80	2.10	11.56 to 10.51
	2018	178	13.94 to 13.28	2,460	1.75 to 0.80	2.23	-2.76 to -3.68
	2017	237	14.33 to 13.79	3,367	1.75 to 0.80	2.45	6.11 to 5.11

Lifestyle Conservative Portfolio Series II(*)	2021	3,298	17.78 to 16.68	54,913	2.00 to 0.35	2.58	2.32 to 0.65
	2020	3,650	17.38 to 16.57	60,087	2.00 to 0.35	2.60	10.14 to 8.33
	2019	3,916	15.78 to 15.30	59,144	2.00 to 0.35	1.92	11.83 to 10.00
	2018	4,327	14.11 to 13.91	59,062	2.00 to 0.35	2.16	-2.51 to -4.11
	2017	4,915	14.50 to 14.47	69,706	2.00 to 0.35	2.18	6.37 to 4.63

Lifestyle Growth Portfolio Series I(*)	2021	530	23.28 to 21.56	11,775	1.75 to 0.80	2.36	13.16 to 12.09
	2020	521	20.57 to 19.23	10,301	1.75 to 0.80	2.45	12.67 to 11.60
	2019	565	18.26 to 17.23	9,955	1.75 to 0.80	1.79	20.49 to 19.35
	2018	600	15.15 to 14.44	8,815	1.75 to 0.80	2.13	-6.87 to -7.75
	2017	620	16.27 to 15.65	9,844	1.75 to 0.80	1.82	15.21 to 14.13

66 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Lifestyle Growth Portfolio Series II(*)	2021	29,673	$ 25.04 to $ 23.76	$ 678,568	2.00 % to 0.35%	2.10%	13.44 % to 11.59%
	2020	31,622	22.44 to 20.94	643,824	2.00 to 0.35	2.22	12.97 to 11.12
	2019	35,216	20.20 to 18.54	641,638	2.00 to 0.35	1.56	20.78 to 18.80
	2018	40,408	17.00 to 15.35	615,237	2.00 to 0.35	1.84	-6.64 to -8.18
	2017	46,204	18.51 to 16.44	763,008	2.00 to 0.35	2.07	15.49 to 13.61

Lifestyle Growth Portfolio Series NAV(*)	2021	7	18.05 to 18.05	133	1.20 to 1.20	2.39	12.77 to 12.77
	2020	8	16.00 to 15.80	123	1.60 to 1.20	1.34	12.28 to 11.83
	2019	19	14.25 to 14.13	263	1.60 to 1.20	1.91	20.07 to 19.59
	2018	19	11.87 to 11.81	225	1.60 to 1.20	2.20	-7.20 to -7.57
	2017	19	12.79 to 12.78	248	1.60 to 1.20	10.67	2.33 to 2.26

Lifestyle Moderate Portfolio Series I(*)	2021	135	19.62 to 18.17	2,532	1.75 to 0.80	2.67	6.39 to 5.39
	2020	140	18.44 to 17.24	2,474	1.75 to 0.80	2.55	11.20 to 10.14
	2019	167	16.59 to 15.66	2,673	1.75 to 0.80	1.96	15.04 to 13.96
	2018	188	14.42 to 13.74	2,620	1.75 to 0.80	2.17	-4.35 to -5.26
	2017	204	15.07 to 14.50	2,998	1.75 to 0.80	2.28	9.55 to 8.52

Lifestyle Moderate Portfolio Series II(*)	2021	5,166	20.03 to 19.86	98,041	2.00 to 0.35	2.42	6.65 to 4.91
	2020	5,526	18.93 to 18.78	99,410	2.00 to 0.35	2.38	11.48 to 9.65
	2019	6,049	17.26 to 16.85	98,685	2.00 to 0.35	1.76	15.31 to 13.43
	2018	6,881	15.22 to 14.61	98,358	2.00 to 0.35	2.05	-4.11 to -5.69
	2017	8,071	16.14 to 15.24	121,951	2.00 to 0.35	1.99	9.89 to 8.10

Managed Volatility Balanced Portfolio Series I(*)	2021	198	25.78 to 23.13	5,948	1.75 to 0.80	2.45	8.89 to 7.86
	2020	222	23.90 to 21.24	6,230	1.75 to 0.80	2.39	1.00 to 0.04
	2019	255	23.89 to 21.03	7,135	1.75 to 0.80	2.01	16.98 to 15.88
	2018	266	20.62 to 17.98	6,385	1.75 to 0.80	2.15	-5.65 to -6.54
	2017	318	22.06 to 19.05	8,081	1.75 to 0.80	2.10	13.23 to 12.16

Managed Volatility Balanced Portfolio Series II(*)	2021	6,676	26.81 to 22.93	165,504	1.90 to 0.35	2.26	9.16 to 7.48
	2020	7,556	24.94 to 21.01	172,334	1.90 to 0.35	2.24	1.20 to -0.37
	2019	8,661	25.03 to 20.76	198,055	1.90 to 0.35	1.74	17.32 to 15.51
	2018	10,029	21.67 to 17.69	197,038	1.90 to 0.35	1.99	-5.37 to -6.83
	2017	11,513	23.26 to 18.70	241,590	1.90 to 0.35	1.95	13.43 to 11.69

Managed Volatility Conservative Portfolio Series I(*)	2021	38	24.76 to 20.91	1,210	1.75 to 0.80	2.99	2.65 to 1.68
	2020	45	24.35 to 20.37	1,395	1.75 to 0.80	2.70	2.57 to 1.60
	2019	55	23.96 to 19.86	1,668	1.75 to 0.80	2.34	12.48 to 11.42
	2018	58	21.51 to 17.66	1,532	1.75 to 0.80	2.44	-2.96 to -3.89
	2017	67	22.38 to 18.19	1,870	1.75 to 0.80	2.27	6.96 to 5.95

Managed Volatility Conservative Portfolio Series II(*)	2021	1,663	22.13 to 21.26	34,213	1.90 to 0.35	2.75	2.95 to 1.36
	2020	1,910	21.83 to 20.65	38,661	1.90 to 0.35	2.70	2.77 to 1.19
	2019	2,165	21.57 to 20.09	43,186	1.90 to 0.35	2.18	12.78 to 11.05
	2018	2,410	19.43 to 17.82	43,187	1.90 to 0.35	2.25	-2.74 to -4.24
	2017	2,898	20.29 to 18.32	54,208	1.90 to 0.35	2.22	7.29 to 5.65

Managed Volatility Growth Portfolio Series I(*)	2021	133	23.92 to 23.00	3,850	1.75 to 0.80	2.21	11.92 to 10.87
	2020	135	21.58 to 20.55	3,544	1.75 to 0.80	2.06	-2.21 to -3.13
	2019	154	22.27 to 21.02	4,177	1.75 to 0.80	1.74	18.60 to 17.48
	2018	165	18.96 to 17.72	3,775	1.75 to 0.80	2.05	-7.29 to -8.17
	2017	180	20.65 to 19.11	4,519	1.75 to 0.80	1.96	17.65 to 16.54

Managed Volatility Growth Portfolio Series II(*)	2021	7,440	22.66 to 19.26	189,439	2.00 to 0.35	1.96	12.18 to 10.35
	2020	8,217	20.20 to 17.46	187,777	2.00 to 0.35	1.90	-1.95 to -3.56
	2019	9,391	20.60 to 18.10	221,165	2.00 to 0.35	1.50	18.90 to 16.95
	2018	10,851	17.33 to 15.48	216,439	2.00 to 0.35	1.83	-7.03 to -8.56
	2017	12,507	18.63 to 16.93	270,531	2.00 to 0.35	1.76	17.94 to 16.01

Managed Volatility Moderate Portfolio Series I(*)	2021	78	26.66 to 23.63	2,589	1.75 to 0.80	2.68	7.04 to 6.02
	2020	85	25.14 to 22.07	2,625	1.75 to 0.80	2.68	2.49 to 1.52
	2019	91	24.77 to 21.54	2,757	1.75 to 0.80	2.06	15.79 to 14.70
	2018	107	21.59 to 18.60	2,867	1.75 to 0.80	2.21	-4.76 to -5.66
	2017	138	22.89 to 19.53	3,901	1.75 to 0.80	2.44	10.99 to 9.94

Managed Volatility Moderate Portfolio Series II(*)	2021	2,656	25.81 to 23.74	61,983	1.90 to 0.35	2.47	7.38 to 5.73
	2020	3,016	24.41 to 22.11	66,826	1.90 to 0.35	2.46	2.69 to 1.11
	2019	3,418	31.18 to 24.14	74,347	1.90 to 0.45	1.84	15.90 to 14.24
	2018	4,000	26.90 to 21.13	75,444	1.90 to 0.45	2.14	-4.56 to -5.94
	2017	4,551	28.18 to 22.47	91,351	1.90 to 0.45	2.00	11.15 to 9.56

Mid Cap Growth Trust Series I(*)	2021 (g)	127	71.43 to 56.16	9,210	1.75 to 0.80	0.00	2.71 to 1.74
	2020	133	70.21 to 54.68	9,467	1.75 to 0.80	0.00	64.07 to 62.52
	2019	153	43.20 to 33.33	6,668	1.75 to 0.80	0.00	33.45 to 32.19
	2018	175	32.68 to 24.97	5,763	1.75 to 0.80	0.00	-2.35 to -3.28
	2017	193	33.79 to 25.57	6,549	1.75 to 0.80	0.00	27.52 to 26.32

67 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Mid Cap Growth Trust Series II(*)	2021 (h)	162	$ 82.91 to $ 51.28	$ 14,000	1.90 % to 1.00%	0.00	2.27 % to 1.36%
	2020	179	81.80 to 50.14	15,173	1.90 to 1.00	0.00	63.37 to 61.91
	2019	218	50.52 to 30.69	11,414	1.90 to 1.00	0.00	32.91 to 31.72
	2018	250	38.35 to 23.09	9,878	1.90 to 1.00	0.00	-2.69 to -3.57
	2017	294	39.77 to 23.73	11,993	1.90 to 1.00	0.00	26.99 to 25.85

Mid Cap Index Trust Series I(*)	2021	78	60.94 to 52.74	5,066	1.75 to 0.80	0.88	23.22 to 22.06
	2020	85	49.93 to 42.80	4,507	1.75 to 0.80	1.56	12.31 to 11.25
	2019	95	44.88 to 38.11	4,526	1.75 to 0.80	1.11	24.59 to 23.41
	2018	110	36.37 to 30.59	4,204	1.75 to 0.80	1.09	-12.17 to -13.00
	2017	120	41.80 to 34.82	5,263	1.75 to 0.80	0.76	14.89 to 13.81

Mid Cap Index Trust Series II(*)	2021	191	54.03 to 35.24	10,557	1.85 to 1.00	0.66	22.72 to 21.69
	2020	218	44.40 to 28.72	9,841	1.85 to 1.00	1.40	11.85 to 10.90
	2019	240	40.04 to 25.67	9,779	1.85 to 1.00	0.93	24.19 to 23.13
	2018	263	32.52 to 20.67	8,679	1.85 to 1.00	0.87	-12.54 to -13.29
	2017	300	37.50 to 23.64	11,428	1.85 to 1.00	0.29	14.36 to 13.40

Mid Value Trust Series I(*)	2021	38	47.62 to 44.92	1,769	1.75 to 1.40	0.95	22.61 to 22.18
	2020	40	38.84 to 36.76	1,556	1.75 to 1.40	1.64	8.07 to 7.69
	2019	47	35.94 to 34.14	1,657	1.75 to 1.40	1.03	17.88 to 17.46
	2018	65	30.49 to 29.06	1,952	1.75 to 1.40	0.71	-12.09 to -12.40
	2017	93	34.68 to 33.18	3,176	1.75 to 1.40	0.97	9.89 to 9.50

Mid Value Trust Series II(*)	2021	160	43.06 to 20.17	7,234	1.85 to 1.35	0.79	22.43 to 21.82
	2020	173	35.35 to 16.47	6,389	1.85 to 1.35	1.46	7.91 to 7.37
	2019	204	32.92 to 15.27	7,000	1.85 to 1.35	0.89	17.56 to 16.97
	2018	223	28.15 to 12.99	6,497	1.85 to 1.35	0.56	-12.13 to -12.57
	2017	259	32.19 to 14.78	8,621	1.85 to 1.35	0.76	9.17 to 6.69

Money Market Trust Series I(*)	2021	104	11.56 to 11.19	1,500	1.75 to 1.00	0.00	-0.99 to -1.73
	2020	109	11.68 to 11.39	1,598	1.75 to 1.00	0.32	-0.69 to -1.44
	2019	116	11.76 to 11.56	1,724	1.75 to 1.00	1.93	0.92 to 0.17
	2018	131	11.65 to 11.54	1,934	1.75 to 1.00	1.52	0.53 to -0.23
	2017	148	11.59 to 11.56	2,182	1.75 to 1.00	0.58	-0.41 to -1.15

Money Market Trust Series II(*)	2021	607	11.84 to 10.38	6,724	1.85 to 1.00	0.00	-0.99 to -1.83
	2020	717	11.96 to 10.58	8,081	1.85 to 1.00	0.25	-0.76 to -1.60
	2019	791	12.05 to 10.75	9,012	1.85 to 1.00	1.73	0.72 to -0.13
	2018	904	11.97 to 10.68	10,258	1.90 to 1.00	1.31	0.32 to -0.58
	2017	1,128	11.93 to 10.74	12,796	1.90 to 1.00	0.38	-0.61 to -1.49

Money Market Trust Series NAV(*)	2021	44	12.09 to 11.85	530	1.75 to 1.40	0.00	-1.39 to -1.73
	2020	47	12.26 to 12.06	574	1.75 to 1.40	0.35	-1.07 to -1.42
	2019	55	12.39 to 12.24	675	1.75 to 1.40	2.00	0.57 to 0.22
	2018	74	12.32 to 12.21	902	1.75 to 1.40	1.58	0.17 to -0.18
	2017	83	12.30 to 12.23	1,023	1.75 to 1.40	0.63	-0.75 to -1.10

Opportunistic Fixed Income Trust Series I(*)	2021	31	42.00 to 25.51	1,251	1.75 to 1.40	2.70	-3.38 to -3.72
	2020	35	43.47 to 26.50	1,446	1.75 to 1.40	3.96	12.21 to 11.81
	2019	36	38.74 to 23.70	1,331	1.75 to 1.40	6.42	4.90 to 4.53
	2018	39	36.93 to 22.67	1,356	1.75 to 1.40	2.70	-3.27 to -3.61
	2017	43	38.18 to 23.52	1,540	1.75 to 1.40	2.28	7.25 to 6.87

Opportunistic Fixed Income Trust Series II(*)	2021	285	22.72 to 13.51	6,160	1.90 to 1.00	2.61	-3.23 to -4.10
	2020	285	23.69 to 13.96	6,430	1.90 to 1.00	3.67	12.50 to 11.49
	2019	321	21.25 to 12.41	6,506	1.90 to 1.00	6.18	5.03 to 4.09
	2018	346	20.42 to 11.82	6,767	1.90 to 1.00	2.67	-3.01 to -3.89
	2017	411	21.24 to 12.18	8,260	1.90 to 1.00	1.92	7.40 to 6.45

PIMCO All Asset	2021	33	26.51 to 24.48	861	1.85 to 1.40	10.61	14.29 to 13.78
	2020	39	23.20 to 21.52	895	1.85 to 1.40	4.66	6.24 to 5.76
	2019	42	21.83 to 20.35	917	1.85 to 1.40	2.59	9.89 to 9.40
	2018	49	19.87 to 18.60	980	1.85 to 1.40	2.68	-6.91 to -7.33
	2017	69	21.34 to 20.07	1,459	1.85 to 1.40	4.27	11.62 to 11.12

Real Estate Securities Trust Series I(*)	2021	20	90.83 to 82.78	1,775	1.75 to 1.40	1.48	44.75 to 44.24
	2020	21	62.75 to 57.39	1,302	1.75 to 1.40	1.87	-6.96 to -7.28
	2019	26	67.44 to 61.89	1,745	1.75 to 1.40	2.10	27.60 to 27.16
	2018	29	52.85 to 48.67	1,524	1.75 to 1.40	1.65	-4.81 to -5.15
	2017	38	55.52 to 51.32	2,076	1.75 to 1.40	0.52	4.76 to 4.40

Real Estate Securities Trust Series II(*)	2021	96	66.57 to 30.58	6,259	1.85 to 1.00	1.24	45.01 to 43.78
	2020	112	46.30 to 21.09	5,048	1.85 to 1.00	1.81	-6.74 to -7.53
	2019	120	50.07 to 22.61	5,862	1.85 to 1.00	1.88	27.80 to 26.72
	2018	134	39.51 to 17.70	5,149	1.85 to 1.00	1.61	-4.61 to -5.42
	2017	159	41.77 to 18.55	6,455	1.85 to 1.00	0.34	5.00 to 4.12

68 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Science & Technology Trust Series I(*)	2021	138	$ 89.93 to $ 29.99	$ 9,875	1.75 % to 1.40%	0.00	7.02 % to 6.65%
	2020	160	84.03 to 28.12	10,544	1.75 to 1.40	0.00	55.26 to 54.72
	2019	175	54.12 to 18.18	7,521	1.75 to 1.40	0.12	36.14 to 35.66
	2018	193	39.75 to 13.40	6,137	1.75 to 1.40	0.00	-2.00 to -2.34
	2017	205	40.56 to 13.72	6,883	1.75 to 1.40	0.05	39.18 to 38.69

Science & Technology Trust Series II(*)	2021	141	87.81 to 70.88	12,813	1.90 to 1.00	0.00	7.23 to 6.27
	2020	140	82.63 to 66.10	11,798	1.90 to 1.00	0.00	55.59 to 54.19
	2019	162	53.59 to 42.48	8,831	1.90 to 1.00	0.00	36.37 to 35.15
	2018	172	39.65 to 31.15	6,953	1.90 to 1.00	0.00	-1.78 to -2.66
	2017	206	40.74 to 31.72	8,591	1.90 to 1.00	0.00	39.42 to 38.17

Select Bond Trust Series I(*)	2021	36	16.09 to 14.91	571	1.55 to 0.80	2.84	-1.98 to -2.72
	2020	34	16.42 to 15.33	548	1.55 to 0.80	2.47	8.21 to 7.40
	2019	48	15.17 to 14.27	725	1.55 to 0.80	2.52	8.08 to 7.27
	2018	52	14.04 to 13.30	716	1.55 to 0.80	2.79	-1.23 to -1.97
	2017	56	14.21 to 13.57	790	1.55 to 0.80	2.66	2.85 to 2.08

Select Bond Trust Series II(*)	2021	3,830	14.57 to 13.43	55,384	2.00 to 1.00	2.59	-2.37 to -3.35
	2020	3,867	14.93 to 13.89	57,592	2.00 to 1.00	2.85	7.77 to 6.70
	2019	3,893	13.85 to 13.02	54,109	2.00 to 1.00	2.36	7.65 to 6.58
	2018	4,424	12.87 to 12.22	57,517	2.00 to 1.00	2.56	-1.62 to -2.61
	2017	4,728	13.08 to 12.54	62,754	2.00 to 1.00	2.56	2.43 to 1.42

Short Term Government Income Trust Series I(*)	2021	176	12.20 to 11.71	2,114	1.75 to 1.40	1.70	-2.96 to -3.29
	2020	189	12.57 to 12.11	2,348	1.75 to 1.40	1.72	2.15 to 1.79
	2019	177	12.31 to 11.90	2,153	1.75 to 1.40	1.63	1.95 to 1.59
	2018	200	12.07 to 11.71	2,386	1.75 to 1.40	1.99	-0.57 to -0.92
	2017	218	12.14 to 11.82	2,616	1.75 to 1.40	1.32	-0.83 to -1.17

Short Term Government Income Trust Series II(*)	2021	359	12.15 to 11.31	4,168	1.85 to 1.00	1.42	-2.76 to -3.58
	2020	406	12.49 to 11.73	4,908	1.85 to 1.00	1.67	2.36 to 1.49
	2019	236	12.20 to 11.56	2,787	1.85 to 1.00	1.38	2.15 to 1.29
	2018	327	11.95 to 11.41	3,814	1.85 to 1.00	1.78	-0.37 to -1.22
	2017	349	11.99 to 11.55	4,108	1.85 to 1.00	1.13	-0.63 to -1.47

Small Cap Index Trust Series I(*)	2021	6	47.96 to 45.89	274	1.75 to 1.40	0.60	12.90 to 12.50
	2020	5	42.48 to 40.79	228	1.75 to 1.40	1.37	17.63 to 17.21
	2019	7	36.12 to 34.80	245	1.75 to 1.40	1.02	23.31 to 22.87
	2018	6	29.29 to 28.32	170	1.75 to 1.40	0.92	-12.66 to -12.97
	2017	7	33.54 to 32.54	228	1.75 to 1.40	0.44	12.80 to 12.41

Small Cap Index Trust Series II(*)	2021	130	44.68 to 22.71	6,132	1.85 to 1.00	0.38	13.11 to 12.16
	2020	134	43.32 to 39.83	5,655	1.85 to 1.40	1.23	17.39 to 16.87
	2019	145	36.90 to 34.08	5,222	1.85 to 1.40	0.77	23.04 to 22.49
	2018	163	29.99 to 27.83	4,805	1.85 to 1.40	0.71	-12.79 to -13.18
	2017	184	34.39 to 32.05	6,203	1.85 to 1.40	0.25	12.60 to 12.09

Small Cap Opportunities Trust Series I(*)	2021	49	59.35 to 55.60	2,885	1.75 to 1.40	0.48	29.28 to 28.82
	2020	51	45.91 to 43.16	2,339	1.75 to 1.40	0.71	8.35 to 7.97
	2019	54	42.37 to 39.97	2,263	1.75 to 1.40	0.39	23.79 to 23.36
	2018	66	34.23 to 32.40	2,249	1.75 to 1.40	0.41	-15.05 to -15.35
	2017	74	40.29 to 38.28	2,949	1.75 to 1.40	0.42	9.53 to 9.15

Small Cap Opportunities Trust Series II(*)	2021	123	52.77 to 32.53	6,871	1.85 to 1.00	0.31	29.55 to 28.45
	2020	131	41.08 to 25.11	5,697	1.85 to 1.00	0.54	8.56 to 7.64
	2019	140	38.17 to 23.13	5,634	1.85 to 1.00	0.16	24.01 to 22.96
	2018	166	31.04 to 18.65	5,417	1.85 to 1.00	0.24	-14.88 to -15.61
	2017	175	36.78 to 21.91	6,718	1.85 to 1.00	0.24	9.76 to 8.84

Small Cap Stock Trust Series II(*)	2021	61	57.53 to 42.54	3,494	1.90 to 1.00	0.00	0.05 to -0.85
	2020	70	58.02 to 42.52	4,002	1.90 to 1.00	0.00	49.72 to 48.38
	2019	73	39.10 to 28.40	2,832	1.90 to 1.00	0.00	36.37 to 35.15
	2018	80	28.93 to 20.82	2,291	1.90 to 1.00	0.00	-6.39 to -7.23
	2017	95	31.19 to 22.25	2,919	1.90 to 1.00	0.00	25.02 to 23.91

Small Cap Value Trust Series II(*)	2021	61	38.84 to 27.04	2,407	1.85 to 1.00	0.33	24.72 to 23.66
	2020	69	31.41 to 21.68	2,185	1.85 to 1.00	0.85	-7.88 to -8.66
	2019	80	34.39 to 23.53	2,777	1.85 to 1.00	0.37	25.08 to 24.02
	2018	88	27.73 to 18.82	2,458	1.85 to 1.00	0.47	-13.53 to -14.27
	2017	93	32.34 to 21.76	3,022	1.85 to 1.00	0.69	2.47 to 1.61

Small Company Value Trust Series I(*)	2021	37	66.40 to 66.25	2,454	1.75 to 1.40	0.31	21.00 to 20.57
	2020	40	54.95 to 54.88	2,196	1.75 to 1.40	0.29	7.72 to 7.34
	2019	45	51.19 to 50.94	2,308	1.75 to 1.40	0.83	23.78 to 23.35
	2018	56	41.50 to 41.15	2,294	1.75 to 1.40	0.37	-14.16 to -14.46
	2017	63	48.52 to 47.94	3,016	1.75 to 1.40	0.23	9.95 to 9.56

69 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value	Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)	(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Small Company Value Trust Series II(*)	2021	131	$ 49.48 to $ 31.22	$ 7,007	1.85 % to 1.00%	0.13%	21.29 % to 20.27%
	2020	154	41.14 to 25.74	6,772	1.85 to 1.00	0.11	7.98 to 7.07
	2019	176	38.42 to 23.84	7,182	1.85 to 1.00	0.67	23.97 to 22.92
	2018	189	31.26 to 19.23	6,258	1.85 to 1.00	0.17	-13.96 to -14.69
	2017	225	36.64 to 22.35	8,695	1.85 to 1.00	0.21	10.15 to 9.22

Strategic Income Opportunities Trust Series I(*)	2021	86	25.80 to 24.25	2,243	1.75 to 1.40	3.34	-0.50 to -0.85
	2020	95	25.93 to 24.46	2,455	1.75 to 1.40	1.63	7.08 to 6.71
	2019	104	24.22 to 22.92	2,504	1.75 to 1.40	2.65	9.37 to 8.98
	2018	124	22.14 to 21.03	2,735	1.75 to 1.40	3.70	-6.36 to -6.69
	2017	139	23.65 to 22.54	3,284	1.75 to 1.40	3.08	4.13 to 3.76

Strategic Income Opportunities Trust Series II(*)	2021	182	23.31 to 16.01	4,487	1.85 to 1.00	3.07	-0.30 to -1.15
	2020	192	23.58 to 16.06	4,765	1.85 to 1.00	1.39	7.28 to 6.37
	2019	221	22.16 to 14.97	5,150	1.85 to 1.00	2.48	9.65 to 8.72
	2018	248	20.39 to 13.65	5,282	1.85 to 1.00	3.52	-6.23 to -7.03
	2017	280	21.93 to 14.56	6,403	1.85 to 1.00	2.80	4.32 to 3.44

Total Bond Market Series Trust NAV(*)	2021	49	14.52 to 13.55	701	1.55 to 0.80	2.34	-2.64 to -3.37
	2020	46	14.91 to 14.02	671	1.55 to 0.80	1.91	6.53 to 5.73
	2019	64	14.00 to 13.26	880	1.55 to 0.80	2.28	7.44 to 6.63
	2018	67	13.03 to 12.44	861	1.55 to 0.80	2.73	-1.04 to -1.79
	2017	73	13.17 to 12.67	956	1.55 to 0.80	2.78	2.52 to 1.75

Total Bond Market Trust Series II(*)	2021	444	13.88 to 12.83	5,935	1.90 to 1.00	2.41	-3.07 to -3.94
	2020	358	14.32 to 13.35	4,927	1.90 to 1.00	2.16	6.04 to 5.09
	2019	336	13.51 to 12.71	4,371	1.90 to 1.00	2.37	6.95 to 5.99
	2018	243	12.63 to 11.99	2,969	1.90 to 1.00	2.35	-1.49 to -2.38
	2017	238	12.82 to 12.28	2,967	1.90 to 1.00	2.49	2.06 to 1.15

Total Stock Market Index Trust Series I(*)	2021	102	43.97 to 42.01	4,461	1.75 to 1.40	1.07	22.72 to 22.29
	2020	110	35.83 to 34.35	3,914	1.75 to 1.40	1.71	19.75 to 19.33
	2019	123	29.92 to 28.79	3,641	1.75 to 1.40	1.55	27.83 to 27.38
	2018	134	23.41 to 22.60	3,119	1.75 to 1.40	1.16	-7.02 to -7.35
	2017	144	25.18 to 24.39	3,609	1.75 to 1.40	1.81	18.92 to 18.50

Total Stock Market Index Trust Series II(*)	2021	133	52.47 to 27.11	7,275	1.85 to 1.35	0.90	22.53 to 21.92
	2020	141	43.04 to 22.12	6,301	1.85 to 1.35	1.58	19.56 to 18.96
	2019	145	36.18 to 18.71	5,452	1.85 to 1.00	1.33	28.12 to 27.03
	2018	176	28.48 to 14.61	5,172	1.85 to 1.00	0.94	-6.86 to -7.65
	2017	196	30.84 to 15.62	6,289	1.85 to 1.35	1.20	18.13 to 12.75

Ultra Short Term Bond Trust Series II(*)	2021	1,440	11.97 to 10.63	15,993	2.00 to 1.00	1.58	-1.65 to -2.63
	2020	1,924	12.75 to 10.92	21,857	2.00 to 0.35	1.97	0.92 to -0.73
	2019	1,560	12.63 to 11.00	17,870	2.00 to 0.35	1.72	2.55 to 0.88
	2018	1,480	11.91 to 10.90	16,784	2.00 to 1.00	1.57	0.18 to -0.82
	2017	1,588	11.89 to 10.99	18,057	2.00 to 1.00	1.34	-0.54 to -1.53

70 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

7.	Unit Values (continued):

(*) Sub-account that invests in affiliated Trust .

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)  These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “ Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest .

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Port folio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account . The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on April 1, 2021. Previously known as Global Trust Series I.

(f) Renamed on April 1, 2021. Previously known as Global Trust Series II.

(g) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series I.

(h) Renamed on October 1, 2021. Previously known as Mid Cap Stock Trust Series II.

71 of 72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2021

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.00% of net assets of the sub-account depending on the type of contract. In addition, annual contract charg es of up to $30 per policy are made through redemption of units.

72 of 72

PART C
OTHER INFORMATION
Item 27. Exhibits
(a)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 033-46217, filed February 25, 1998.
(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 033-46217, filed February 25, 1998.
(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 033-46217, filed February 25, 1998.
(b)	Agreements for custody of securities and similar investments. - NOT APPLICABLE.
(c)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(B)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.
(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(B)(3)(b) to Post- Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.
(c)	Underwriting and Distribution Agreement dated December 1, 2009 -incorporated by reference to Exhibit 24(B)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.
(d)	(a)	Form of Master Contract: Group IRA Flexible Payment Deferred Variable Annuity Contract, Guaranteed Lifetime Withdrawal Benefit, Non-Participating for Venture 200.08 - incorporated by reference to Exhibit 24(B)(4)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.
(b)	Form of Specifications Pages for Venture 200.08 for IRA - incorporated by reference to Exhibit 24(B)(4)(b) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.
(c)	Form of Certificate for Flexible Payment Deferred Variable Annuity for Venture 200.08 - incorporated by reference to Exhibit 24(B)(4)(c) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333- 149422, filed on February 18, 2010.
(e)	Form of Specimen Master Application for Flexible Payment Deferred Variable Annuity Contract, Non-Participating, for Venture 200.08 - incorporated by reference to Exhibit 24(B)(5)(a) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-149422, filed on February 18, 2010.
(f)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit 24(b)(6)(a)(i) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.
(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit 24(b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.
(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit 24(b)(6)(a)(iii) to Post-Effective Amendment No. 7 to Registration Statement, File No. 033-46217, filed on February 25, 1998.
(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit 24(b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.

(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit 24(b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-138846, filed on May 1, 2007.
(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on April 30, 2010.
(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post- Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.
(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.
(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by reference to Exhibit 24(b)(6)(b)(iii) to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-169797, filed on February 22, 2011.
(g)	Contract of reinsurance in connection with the variable annuity contracts being offered - NOT APPLICABLE.
(h)	(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.
(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.
(i)	(i)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.
(ii)	Investment Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.
(j)	NOT APPLICABLE.
(k)	Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (b)(9) to Pre-Effective Amendment No. 1 to Form N-4 of this registration statement, file number 333-149422, filed June 30, 2008.
(l)	Written consent of Ernst & Young LLP, independent registered public accounting firm – [FILED HEREWITH]
(m)	All financial statements omitted from Item 26, Financial Statements - Not Applicable.
(n)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.
(o)	Form of Initial Summary Prospectuses - NOT APPLICABLE.
Powers of Attorney
(i)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen - Incorporated by reference to Exhibit 24(b)(14)(a) to Post-Effective Amendment No. 4 to Form N-4 of this registration statement, file number 333-149422, filed December 16, 2009.
(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-149422, filed on August 2, 2010.

(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(14)(c) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-149422, filed on May 2, 2011.
(iv)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(14)(d) to Post-Effective Amendment No. 11 to this Registration Statement, File No. 333-149422, filed on March 28, 2013.
(v)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(14)(e) to Post-Effective Amendment No. 13 to this Registration Statement, File No. 333-149422, filed on March 31, 2014.
(vi)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(14)(f) to Post-Effective Amendment No. 16 to this registration statement, File No. 333-149422, filed on April 28, 2017.
(vii)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(g) to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-149422, filed on April 27, 2018.
(viii)	Power of Attorney for Brooks Tingle, incorporated by reference to Exhibit 24(b)(14)(h) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-149422, filed on April 26, 2019.
(ix)	Power of Attorney for J. Stephanie Nam, incorporated by reference to Exhibit 24(b)(14)(j) to Post Amendment No. 47 to Registration Statement, File No. 033-46217, filed on April 24, 2020.
(x)	Power of Attorney for Ken Ross, incorporated by reference to Exhibit 24(b)(14)(k) to Post Amendment No. 47 to Registration Statement, File No. 033-46217, filed on April 24, 2020.
(xi)	Power of Attorney for Henry H. Wong, incorporated by reference to Exhibit 24(b)(14)(l) to Post Amendment No. 47 to Registration Statement, File No. 033-46217, filed on April 24, 2020.
(xii)	Power of Attorney for Shamus Weiland, incorporated by reference to Exhibit 24(b)(14)(l) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-149422, filed on April 23, 2021.
(xiii)	Power of Attorney for Emanuel Alves, incorporated by reference to Exhibit (27)(xiv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xiv)	Power of Attorney for Thomas Edward Hampton, incorporated by reference to Exhibit (27)(xv) to Post-Effective Amendment No. 55 to Registration Statement, File No. 333-70728, filed on November 17, 2021.
(xv)	Powers of Attorney for Emanuel Alves, Paul M. Connolly, Thomas Edward Hampton, Marianne Harrison, J. Stephanie Nam, Ken Ross, Rex Schlaybaugh Jr., Brooks Tingle, Shamus Weiland, and Henry H. Wong. [FILED HEREWITH]

Item 28. Directors and Officers of the Depositor.
Officers and Directors of John Hancock Life Insurance Company of New York
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Emanuel Alves 197 Clarendon Street Boston, MA 02116	Director, Senior Vice President, General Counsel
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Thomas Edward Hampton 1900 K Street NW Washington, DC 20006	Director
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director, Vice President
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
Shamus Weiland 200 Bloor Street E. Toronto, ON M4W 1E5	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott**
Christopher Paul Conkey**
James D. Gallagher**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Halina K. von dem Hagen***	Treasurer
Senior Vice Presidents
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Linda Levyne*
Patrick McGuinness*
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*
Gaurav Hans Saini*
Martin Sheerin*	Chief Financial Officer
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**

Name and Principal Business Address	Position with Depositor
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO- JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Jon Bourgault**	Senior Counsel
Paul Boyne**
Ian B. Brodie**
Ted Bruntrager*	CCO & Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Yan Rong Cao*
Rick A. Carlson**
Patricia Rosch Carrington**
Todd J. Cassler*
Alex Catterick****
Ken K. Cha*
Diana Chan***	Treasury Operations
Eileen Cloherty*	Chief Accountant
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Michelle M. Dauphinais*
Laura David*
Frederick D Deminico**
Jeffrey Duckworth**
Karin Jane Egan*
Jacqueline De Ritis Field*
Marc Feliciano**
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Scott Francolini*
Paul Gallagher**
Susan Ghalili*
Jeffrey N. Given**
Thomas C. Goggins**
Howard C. Greene**
Len van Greuning*	Chief Information Officer
Erik Gustafson**
Jeffrey Hammer***
Anne Hammer*
Richard Harris***	Appointed Actuary
John Hatch*	Chief Operations Officer
Michael Hession*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Rishi Kapur***	Treasury
Recep C. Kendircioglu**
Neal P. Kerins*
Hung Ko***
Audrea Laffely*
Diane R. Landers**
Michael Landolfi**

Name and Principal Business Address	Position with Depositor
Julie Law*
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Shawn McCarthy**
Andrew J. McFetridge**
Jonathan McGee**
Kevin McGuire*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Michelle Morey*
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
Tracey Polsgrove*
Mark Regan*
Todd Renneker**
Sandra Rezendes*
Charles A. Rizzo**
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Devon Russell*
Colette Sagar*
Thomas Samoluk**
Paul Sanabria**
Emory W. Sanders*
Jeffrey R. Santerre**
Dolores (Dee Dee) Schreitmueller**
Stephen Schuman*
Christopher L. Sechler**
Thomas Shea**
Susan Simi**
Darren Smith**
Jayanthi Srinivasan***
Wilfred Talbot*
Gary Tankersley*
Michelle Taylor-Jones*
William Henry Thompson Jr.*
Nathan Thooft**
Brian E. Torrisi**
Simonetta Vendittelli*	Controller
Patrick R. Verderico*
Adam Weigold**

Name and Principal Business Address	Position with Depositor
Jennifer White*
Adam Wise**
R. Blake Witherington**
Thomas Zakian**
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Registrant is a separate account of John Hancock Life Insurance Company of New York (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.
On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2021, appears below:

MANUFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2021

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Inc. (Canada)
Manulife Investment Management Limited (Canada)
BS Services (Bermuda) Limited (Bermuda)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
PT Asuransi Jiwa Manulife Indonesia (*) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Myanmar Life Insurance Company Limited (Myanmar)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Investment Management (Japan) Limited (Japan)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Management (M) Berhad (Malaysia)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Manulife Investment Management Timberland and Agriculture Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (**) (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(*) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by Manulife Financial Asia Limited
(**) The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation

The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 30. Indemnification
Article 10 of the Charter of the Company provides as follows:
TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.
Article VII of the By-laws of the Company provides as follows:
Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:
(a) is or was a Director, officer or employee of the Corporation, or
(b) is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.
The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.
Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
(b) John Hancock Life Insurance Company of New York is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Corporate Secretary
Rick Carlson**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) None.
Item 32. Location of Accounts and Records
The information required by this item is included in the most recent Form N-CEN filed with the SEC by the Separate Account.
Item 33. Management Services
The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.
Item 34. Fee Representation
(a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.
(b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended
Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 22nd day of April, 2022.
John Hancock Life Insurance Company of New York Separate Account A (Registrant)
By:	John Hancock Life Insurance Company of New York (Depositor)
By:	/s/ Marianne Harrison Marianne Harrison Chair and President
John Hancock Life Insurance Company of New York
By:	/s/ Marianne Harrison Marianne Harrison Chair and President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2022.
Signature	Title
/s/ Marianne Harrison Marianne Harrison	Chair and President (Chief Executive Officer)
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Chief Financial Officer)
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Chief Accounting Officer)
* Emanuel Alves	Director
* Paul M. Connolly	Director
* Thomas Edward Hampton	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* Shamus Weiland	Director
* Henry H. Wong	Director
*/s/ Thomas J. Loftus Thomas J. Loftus, as Attorney-In-Fact Pursuant to Power of Attorney